UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07943

Nuveen Multistate Trust III

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: May 31

Date of reporting period: May 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds

Nuveen Municipal Bond Funds

Dependable, tax-free income because it’s not what you earn, it’s what you keep.®

Annual Report May 31, 2014

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class C2	Class I

Nuveen Georgia Municipal Bond Fund	FGATX	FGCCX	FGACX	FGARX
Nuveen Louisiana Municipal Bond Fund	FTLAX	FAFLX	FTLCX	FTLRX
Nuveen North Carolina Municipal Bond Fund	FLNCX	FDCCX	FCNCX	FCNRX
Nuveen Tennessee Municipal Bond Fund	FTNTX	FTNDX	FTNCX	FTNRX

NUVEEN INVESTMENTS TO BE ACQUIRED BY TIAA-CREFF

On April 14, 2014, TIAA-CREF announced that it had entered into an agreement to acquire Nuveen Investments, the parent company of your fund’s investment adviser, Nuveen Fund Advisors, LLC (“NFAL”) and the Nuveen affiliates that act as sub-advisers to the majority of the Nuveen Funds. TIAA-CREF is a national financial services organization with approximately $569 billion in assets under management (as of March 31, 2014) and is a leading provider of retirement services in the academic, research, medical and cultural fields. Nuveen anticipates that it will operate as a separate subsidiary within TIAA-CREF’s asset management business, and that its current leadership and key investment teams will stay in place.

Your fund investment will not change as a result of Nuveen’s change of ownership. You will still own the same fund shares and the underlying value of those shares will not change as a result of the transaction. NFAL and your fund’s sub-adviser(s) will continue to manage your fund according to the same objectives and policies as before, and we do not anticipate any significant changes to your fund’s operations. Under the securities laws, the consummation of the transaction will result in the automatic termination of the investment management agreements between the funds and NFAL and the investment sub-advisory agreements between NFAL and each fund’s sub-adviser(s). New agreements will be presented to the funds’ shareholders for approval, and, if approved, will take effect upon consummation of the transaction or such later time as shareholder approval is obtained.

The transaction, expected to be completed by year end, is subject to customary closing conditions.

Must be preceded by or accompanied by a prospectus. NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

After significant growth in 2013, domestic and international equity markets have been less compelling during the first part of 2014. Concerns about deflation, political uncertainty in many places and the potential for more fragile economies to impact other countries have produced uncertainty in the markets.

Europe is beginning to emerge slowly from the recession in mid-2013, with improved GDP and employment trends in some countries. However, Japan’s deflationary headwinds have resurfaced; and China shows signs of slowing from credit distress combined with declines in manufacturing and exports. Most recently, tensions between Russia and Ukraine may continue to hold back stocks and support government bonds in the near term.

Despite these headwinds, there are some encouraging signs of forward momentum in the markets. In the U.S., the news is more positive with financial risks slowly receding, positive GDP trends, downward trending unemployment and stronger household finances and corporate spending.

It is in such changeable markets that professional investment management is most important. Investment teams who have experienced challenging markets in the past understand how their asset class can behave in rapidly changing times. Remaining committed to their investment disciplines during these times is a critical component to achieving long-term success. In fact, many strong investment track records are established during challenging periods because experienced investment teams understand that volatile markets place a premium on companies and investment ideas that can weather the short-term volatility. By maintaining appropriate time horizons, diversification and relying on practiced investment teams, we believe that investors can achieve their long-term investment objectives.

As always, I encourage you to communicate with your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

July 21, 2014

4	Nuveen Investments

Portfolio Managers’

Comments

Nuveen Georgia Municipal Bond Fund

Nuveen Louisiana Municipal Bond Fund

Nuveen North Carolina Municipal Bond Fund

Nuveen Tennessee Municipal Bond Fund

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments, Inc. Portfolio managers Daniel J. Close, CFA, and Steven M. Hlavin review economic and market conditions, key investment strategies, and the performance of the Nuveen Georgia Municipal Bond Fund, Nuveen Louisiana Municipal Bond Fund, Nuveen North Carolina Municipal Bond Fund, and Nuveen Tennessee Municipal Bond Fund. Dan has managed the Georgia, North Carolina and Tennessee Funds since 2007, and Steve has managed the Louisiana Fund since 2011.

What factors affected the U.S. economy and the national municipal market during the twelve-month reporting period ended May 31, 2014?

During this reporting period, the U.S. economy continued its bumpy advance toward recovery from recession. The Federal Reserve (Fed) maintained efforts to bolster growth and promote progress toward its mandates of maximum employment and price stability by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. Based on its view that the underlying strength in the broader economy was enough to support ongoing improvement in the labor market, the Fed began to reduce or taper its monthly asset purchases in $10 billion increments over the course of five consecutive meetings (December 2013 through June 2014). As of July 2014 (subsequent to the close of this reporting period), the Fed’s monthly purchases comprise $15 billion in mortgage-backed securities (versus the original $40 billion per month) and $20 billion in longer-term Treasury securities (versus $45 billion). Following its June 2014 meeting (subsequent to the close of this reporting period), the Fed reiterated that it would continue to look at a wide range of factors, including labor market conditions, indicators of inflationary pressures and readings on financial developments, in determining future actions, saying that it would likely maintain the current target range for the fed funds rate for a considerable time after the asset purchase program ends, especially if projected inflation continues to run below the Fed’s 2% longer-run goal.

In the first quarter of 2014, the U.S. economy, as measured by the U.S. gross domestic product (GDP), contracted at an annualized rate of 2.9%, the economy’s weakest quarter since the recession officially ended in June 2009. The decline during this period was attributed in part to the severe weather of the past winter, which deterred consumer spending and disrupted construction, production and shipping. The Consumer Price Index (CPI) rose 2.1% year-over-year as of May 2014, the largest twelve-month increase since October 2012, while the core CPI (which excludes food and energy) increased 2.0% during the same period, in line with the Fed’s unofficial longer-term objective of 2.0% for this inflation measure. As of May 2014, the national unemployment rate was 6.3%, the lowest reading since September 2008, down from the 7.5% reported in May 2013, but still higher than levels that would provide consistent support for optimal GDP growth. The 113,000 net new jobs added in May 2014 meant that the economy finally had regained all of the 8.7 million jobs lost during the recent recession. The housing market continued to post gains, as the average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 10.8% for the twelve months ended April 2014 (most

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc (Fitch). Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

recent data available at the time this report was prepared). This brought the average U.S. home price back to summer 2004 levels, although prices continued to be down 18% – 19% from their mid-2006 peak.

As this reporting period began, several events touched off increased volatility in the financial markets. First, in May 2013, then-Fed Chairman Ben Bernanke’s remarks about tapering the Fed’s asset purchase program triggered widespread uncertainty about the next step for the Fed’s quantitative easing program and its impact on the markets as well as the overall economy. This uncertainty was compounded by headline credit stories involving Detroit’s bankruptcy filing in July 2013, the largest municipal bankruptcy in history and the disappointing news that continued to come out of Puerto Rico, where a struggling economy and years of deficit spending and borrowing led to multiple downgrades on the commonwealth’s bonds. Meanwhile, political debate over federal spending continued, as Congress failed to reach agreement on the federal budget for Fiscal 2014. On October 1, 2013, the start date for Fiscal 2014, the federal government shut down for 16 days until an interim appropriations bill was signed into law. (Consensus on a $1.1 trillion federal spending bill was ultimately reached in January 2014 and in February 2014, members of Congress agreed to suspend the $16.7 trillion debt ceiling until March 2015.) In the unsettled environment of the first half of this reporting period, the Treasury market traded off, the municipal market followed suit and spreads widened as investor concern grew, which prompted increased selling by bondholders across the fixed income markets.

During the second half of this reporting period, municipal bonds generally rebounded, as the Fed remained accommodative, the Treasury market rallied and municipal credit fundamentals continued to improve. Higher yields and the prospect of higher taxes sparked increased demand and improved flows into municipal bond funds, while supply continued to drop. This supply/demand dynamic served as a key driver of municipal market performance. While yields retraced 2013 gains during the first five months of 2014, municipal bonds generally produced positive total returns for the reporting period as a whole. Fundamentals on municipal bonds remained strong, as state governments overall made good progress in dealing with budget issues. Due to strong growth in personal tax and sales tax collections, year-over-year totals for state tax revenues have increased for 16 consecutive quarters, while on the expense side, many states made headway in cutting and controlling costs, with more than 40 states implementing some type of pension reform. The current level of municipal issuance reflects the more conservative approach to state budgeting. For the twelve months ended May 31, 2014, municipal bond issuance nationwide totaled $296.0 billion, down 21% from the issuance for the twelve-month period ended May 31, 2013.

What were the economic and market conditions in Georgia, Louisiana, North Carolina and Tennessee during the twelve-month reporting period ended May 31, 2014?

Georgia

During this period, Georgia continued its recovery from the recent recession. The state’s economy grew 1.8% in 2013, up from 1.5% in 2012 and on par with national growth of 1.8% for 2013. This ranked Georgia 25th among the states in terms of economic expansion for 2013. As of May 2014, unemployment in Georgia was 7.2%, down from 8.4% in May 2013, but still above the national rate of 6.3%. Georgia’s economy continued to be well diversified, although geographically concentrated around the Atlanta metropolitan area. Home prices in the Atlanta area, which were hard hit by the housing crisis, were up 13.7% year-over-year as of April 2014 (most recent data available at the time this report was prepared), ahead of the national average of 10.8%, according to the S&P/Case-Shiller Home Price Index. In 2013, Georgia’s population grew by only 0.8%, the weakest in almost four decades. For Fiscal 2015, Georgia adopted a $20.8 billion state budget, which included an estimated revenue increase of 3% over the amended Fiscal 2014 budget. The Fiscal 2015 budget also provided approximately $514 million in additional funds for K-12 education, the largest annual increase in K-12 funding in seven years. As of May 2014, Georgia’s general obligation debt continued to be rated Aaa, AAA, AAA with stable outlooks from Moody’s, S&P and Fitch, respectively. For the twelve months ended May 31, 2014, municipal issuance in Georgia totaled $5.1 billion, a decrease of 3.3% from the twelve months ended May 31, 2013.

Louisiana

Louisiana’s economy appears to be normalizing after the effects of Hurricanes Katrina and Rita and the Deepwater Horizon oil spill in the Gulf of Mexico. Louisiana’s economy is heavily dependent on energy production, which accounts for one-third of the state’s

6	Nuveen Investments

gross domestic product. Tourism, which is another mainstay of the state’s economy, has improved as a result of the overall recovering national economy. In 2013, Louisiana’s economy grew at a rate of 1.3%, compared with the national growth rate of 1.8% for the year, ranking Louisiana 34th in terms of GDP growth by state. As of May 2014, Louisiana’s unemployment rate of 4.9% remained below the national average of 6.3%. The state continues to struggle with finding structural solutions to its budget challenges. The state has generated operating deficits in each of the past five fiscal years. Revenues have consistently underperformed relative to budgeted expectations. The use of onetime revenue sources to close budgetary gaps continues as a common funding mechanism. Revenues from a new state tax amnesty program covered a $200 million shortfall in the Fiscal 2014 budget. The Fiscal 2015 proposed budget sets General Fund spending at $8.6 billion, an increase of 2.2% from 2014. Louisiana has an above-average debt burden. Based on Moody’s 2013 debt medians, Louisiana’s net tax-supported debt was 3.7% of personal income, placing it 17th highest among the states. As of May 2014, Louisiana’s general obligation bonds were rated Aa2 by Moody’s and AA by S&P. Louisiana issued $3.6 billion in municipal bonds during the twelve months ended May 31, 2014, a decrease of 12.8% year over year.

North Carolina

North Carolina continued the trend line of growth that started at the end of 2011. For 2013, the gross state product for North Carolina grew 2.3%, following an increase of 2.4% in 2012. This outpaced national growth of 1.8% in 2013 and ranked North Carolina 17th among the states for the year. As of May 2014, the state’s unemployment rate of 6.4% was its lowest since July 2008, down from 8.3% twelve months earlier. North Carolina has worked to transition its economy away from old-line manufacturing into sectors oriented toward research, technology and services. The combination of experience and a focus on the future resulted in Raleigh being selected as the site for a new federally subsidized institute for technology-based manufacturing. Once a leader in textiles, furniture and tobacco, the state’s manufacturing sector was not expected to resume its role as a major driver in the North Carolina economy, although manufacturing continued to represent 11% of the state’s jobs. The federal government remained the largest employer in the state due to the large military installments, including Fort Bragg and Camp Lejeune, which are the two largest employers in the state with more than 110,000 workers. According to the S&P/Case-Shiller Index of 20 major metropolitan areas, housing prices in Char-lotte rose 4.4% during the twelve months ended April 2014 (most recent data available at the time this report was prepared), compared with a 10.8% price increase nationally. This put Charlotte home prices less than 10% from their 2006 peak. North Carolina closed Fiscal 2013 with a budget surplus of more than $440 million. Such surpluses are less likely going forward, as the state reduced personal income tax rates from a three-tiered system topping out at 7.5% to a flat 5.8% in 2014 and 5.75% in 2015, while also cutting the corporate income tax from 6.9% to 6% in 2014 and 5% in 2015. During the twelve months ended May 31, 2014, municipal issuance in North Carolina totaled $2.6 billion, a decrease of 69% from the previous twelve months.

Tennessee

Tennessee’s economy outperformed the U.S. in 2012 as job creation improved and industrial production grew more rapidly than at the national level, but growth slowed considerably last year. In 2013, the state’s economy expanded at a rate of 0.8%, compared with the national growth rate of 1.8%, ranking Tennessee 44th in terms of GDP growth by state. Year-to-date, economic growth appears to have accelerated in 2014, helped in part by an uptick in residential construction. Home prices are reported to be nearing their pre-recession peak, driven by pent-up demand for single-family homes. As of May 2014, total non-farm employment in the state is up 2.1% year-over-year, in comparison to 1.7% overall in U.S. Volkswagen recently announced plans to expand operations in Chattanooga, projecting up to 2,000 new jobs, a new research and development center, and up to $900 million in local investment to support production of a new SUV. The expansion is expected to support the auto industry’s overall contribution to the state’s economy with new vehicle production scheduled to begin by the end of 2016. Manufacturing, which accounted for 11.6% of the state’s jobs compared with 8.8% nationally, is expected to continue to benefit from major capital investments in Tennessee factories and has been an important factor in the state’s recovery. As of May 2014, Tennessee’s unemployment rate was 6.4%, down from 8.3% twelve months earlier and just above the national rate of 6.3%. The Tennessee state budget for Fiscal 2015, totals $32.5 billion, which the state projects will be supported by revenue growth near 3%. Recurring costs attributed to education and health care necessitated modest expenditure cuts of $197 million (3.5%) in other areas of the budget. Health care costs in Tennessee are above average, consuming almost 32% of the total state budget. Because Tennessee does not have an income tax, the state depends

Nuveen Investments	7

Portfolio Managers’ Comments (continued)

largely on sales taxes, which account for approximately 55% of all state tax revenues. Favorably, the state has demonstrated a commitment to building reserves and maintained a positive fund balance through the recent economic downturn. At the close of Fiscal 2013, the state’s General Fund maintained a fund balance of $2.5 billion, or 13% of revenues. This includes the state’s rainy day fund of $356 million intended to allow for a margin of revenue fluctuation. Officials report another $100 million was added to the rainy day fund in Fiscal 2014 and project it will reach $491 million by the end of Fiscal 2015. In 2013 the state increased its statutory rainy day target to 8% of revenues from the previous goal of 5%. Because Tennessee has made all actuarially required contributions into its pension system since 1972, pensions are well funded in comparison to other states, approximately 90% funded. As of July 2014 (subsequent to the close of this reporting period), Tennessee’s general obligation bonds maintained ratings of Aaa from Moody’s and AA+ from S&P. For the twelve months ended May 31, 2014, Tennessee issued $2.4 billion in municipal bonds, a decrease of 42% from the twelve months ended May 31, 2013.

How did the Funds perform during the twelve-month reporting period ended May 31, 2014?

The tables in the Fund Performance, Expense Ratios and Effective Leverage Ratios section of this report provide each Fund’s total return performance for its Class A Shares at net asset value (NAV) for the one-year, five-year and ten-year periods ending May 31, 2014. Each Fund’s Class A Share returns are compared with the performance of a corresponding market index and Lipper classification average.

During the reporting period, the Class A Shares at NAV of the Louisiana Fund outperformed the S&P Municipal Bond Index, while the Georgia, North Carolina and Tennessee Funds lagged the S&P Municipal Bond Index to varying degrees. All four Funds outpaced the Lipper Other States Municipal Debt Classification Average. (Shareholders should note that the performance of the Lipper Other States classification represents the overall average of returns for funds from multiple states with a wide variety of municipal market conditions, making direct comparisons less meaningful.)

What strategies were used to manage the Funds during the twelve-month reporting period ended May 31, 2014 and how did these strategies influence performance?

All of the Funds continued to employ the same fundamental investment strategies and tactics long relied upon by Nuveen Asset Management. Our municipal bond portfolios are managed with a value-oriented approach and close input from Nuveen Asset Management’s experienced research team. Below we highlight the specific factors influencing each Fund’s investment strategy, as well as how we managed each portfolio in light of recent market conditions.

Nuveen Georgia, North Carolina and Tennessee Municipal Bond Funds

The Nuveen Georgia Municipal Bond Fund underperformed the S&P Municipal Bond Index. Duration positioning, which reflects the Fund’s interest rate sensitivity and credit rating positioning were the two biggest detractors from relative results.

In terms of duration positioning, we were underweighted in shorter duration securities, which suffered less as interest rates rose in the second half of 2013. That said, duration positioning bolstered the Fund’s relative results in the first five months of 2014, when rates declined. An overweighting in bonds in the 10- to 12-year duration range was particularly beneficial, given that these securities outpaced their shorter- and longer-term counterparts.

Credit rating positioning was a modest contributor due to the Fund’s positioning in BBB-rated bonds. As a group, securities in this credit tier lagged, largely because of the poor performance of Puerto Rico bonds, most of which carried BBB ratings. Bonds issued in that U.S. territory performed poorly in response to a series of credit rating downgrades as the territory’s financial prospects worsened. By the end of the reporting period, we had eliminated the Fund’s exposure to Puerto Rico bonds from 0.7% at the beginning of the reporting period.

8	Nuveen Investments

Sector selection aided the Fund’s relative results. We maintained an overweighting in health care bonds, which outpaced the market as a whole, especially during the reporting period’s second half, as investors increasingly gravitated toward higher yielding segments of the municipal market. Our underweighting in utility bonds was also rewarded; these securities lagged the market amid tepid investor demand for lower yielding bonds.

Meanwhile, security selection had a mixed relative performance impact. In many cases, the bonds we owned outpaced comparable securities in the index. However, the Fund was hurt by its Puerto Rico holdings and small exposure to tobacco bonds, which came under pressure. Our tobacco holdings were structured as zero coupon bonds, another feature that caused them to lag in an environment in which investors favored shorter term, coupon bearing issues.

The Fund experienced significant investment outflows during much of the reporting period, especially its first half, echoing the trend in the broader municipal market. To generate the proceeds needed to accommodate shareholder redemption activity, we sold our modest Puerto Rico holdings and pared back our positions in a variety of sectors and credit-quality segments. Sales were concentrated in bonds with structural characteristics that tended to be in heavy demand by individual investors. We also used funds generated from bond calls and maturing securities.

Although sales far outnumbered purchases during the reporting period, there were some notable additions to the Fund, despite limited supply of newly issued Georgia bonds. Most of our purchases consisted primarily of intermediate duration credits and took place across both the new issue and secondary municipal bond markets. We bought Atlanta airport debt to replace similar securities that had been called, added to our holdings in general obligation (GO) bonds issued by the state of Georgia and initiated a position in an Atlanta tax-increment financing district (TIF) credit. We also bought some BBB-rated water and sewer bonds, whose income stream was comparatively high and predictable for issuers behind such an essential service.

The Nuveen North Carolina Municipal Bond Fund modestly underperformed the S&P Municipal Bond Index during the reporting period, with sector allocation as the primary detractor. Our overweighting in the utility sector hurt performance. In contrast, maintaining an underweighted position in dedicated tax bonds added value, as poor performing Puerto Rico sales tax bonds lagged. An overweighting in health care also proved helpful, as the segment was one of the municipal market’s biggest gainers. Duration positioning, on balance, was positive for the Fund. While long dated tender option bonds (TOBs) hurt, our immediate exposure helped performance.

Credit quality positioning was beneficial. In roughly the first half of the reporting period, the Fund’s performance was lifted by its substantial exposure to highly rated bonds, whose results surpassed those of lower quality bonds amid investors’ general aversion to risk. More recently, the Fund’s overweighted position in AA-rated bonds served it well. Securities in this credit rating tier performed better than both higher quality and lower quality bonds, as investors gravitated toward bonds with a mix of comparatively high credit quality and yield. Meanwhile, security selection was positive; the Fund’s position in Albemarle Hospital non-rated bonds, pre-refunded during the reporting period, was a notable contributor.

Throughout the reporting period, and especially in its first half, we were active in selling bonds to satisfy shareholder redemptions as investors withdrew money from the municipal bond market. We sold our small Puerto Rico position. We also sold some of the Fund’s lower coupon, longer duration bonds during a period of heightened demand for such bonds on the part of individual investors. These sales, coupled with the proceeds from called and maturing bonds, provided the funds to purchase a number of new securities. These included several opportunities within the higher education sector, where comparatively large issuance helped make pricing more attractive than other areas of the market with more supply. We also bought bonds issued by the North Carolina Turnpike Authority, whose structural characteristics and valuations we found compelling. Other additions to the portfolio included a corporate-backed industrial development revenue bond issue and a water and sewer bond issue. Most of the purchases we made during the reporting period had intermediate or, to a lesser extent, long durations.

As was the case with the Georgia, duration positioning hurt the Nuveen Tennessee Municipal Bond Fund’s performance relative to the S&P Municipal Bond Index. Underweighting shorter duration bonds were an overall positive for Fund performance during the

Nuveen Investments	9

Portfolio Managers’ Comments (continued)

entire reporting period. Later, however, the Fund’s overweighting in longer duration bonds detracted, as these securities lagged intermediate duration issues, in which the Fund was underweighted, when rates were declining.

Credit and sector positioning modestly enhanced performance. The Fund was overweighted in AA-rated bonds, reflecting the high quality nature of the Tennessee municipal marketplace. AA-rated bonds outpaced other credit quality tiers throughout much of the reporting period, drawing solid interest from individual investors seeking creditworthy debt that offered better yields than AAA-rated securities.

From a sector standpoint, the Fund benefited from its overweighting in health care, one of the market’s best performing sector of the twelve months and underweighting dedicated tax bonds. Within the latter segment, the Fund had negligible exposure early in the reporting period to Puerto Rico issues. We eliminated this small allocation by the period’s midpoint, allowing us to sidestep the further price deterioration these securities eventually suffered. Finally, security selection was an overall negative for the Fund’s performance, with our very modest exposure to a tobacco bond issue detracted, given that category’s underperformance.

We were active in selling bonds to meet the large amount of shareholder redemptions taking place across the municipal bond fund industry. When liquidating securities, our priority was to sell the Puerto Rico securities we mentioned. We also sold some pre-refunded issues as well as certain lower coupon bonds when they were in healthy demand by individual investors. On the purchase side, the bulk of our purchases included mostly long-duration bonds. We bought one health care credit, which helped enhance the Fund’s income stream, as well as some multifamily housing and water/sewer bonds.

Nuveen Louisiana Municipal Bond Fund

The Nuveen Louisiana Municipal Bond Fund outperformed the S&P Municipal Bond Index during the twelve-month reporting period, with credit quality positioning having the biggest positive impact. Specifically, the Fund was helped by a relatively large overweighting in BBB-rated Louisiana bonds during the reporting period, with most of the benefits of this positioning coming in the second half. During this time, investors, growing increasingly comfortable with the credit outlook for the municipal market, sought out higher-yielding securities in a still low interest rate environment.

However, the Fund’s results were modestly hurt by the individual performance of BBB-rated holdings in Puerto Rico, which lagged the index due to worries about the U.S. territory’s credit outlook. By the summer, we had eliminated our Puerto Rico holdings, which stood at 2.6% at the beginning of the reporting period. Nonetheless, our relatively brief holding time for these bonds detracted from the Fund’s results in relative terms.

The Fund’s duration and yield curve positioning also bolstered relative performance. Having a longer duration meant the Fund benefited more as rates declined in the second half of the period. Furthermore, the Fund was overweighted in longer-term bonds compared with the index, which further enhanced its ability to outpace the benchmark in 2014. As interest rates fell, the yield curve flattened, meaning that yields on longer-term bonds declined more than those on shorter-dated issues. Although the portfolio’s longer duration positioning put it at a disadvantage relative to the index in the first half of the period when rates were rising and the yield curve was steepening, our patience in maintaining that structure was rewarded in the second half.

Sector allocation provided a modestly negative contribution, with our relatively large exposure to Louisiana sales tax bonds detracting the most. These securities lagged other, mostly higher yielding sectors in the marketplace, a reflection of growing investor demand for bonds with higher coupons. In contrast, we saw very strong performance from our tobacco holdings, which tended to be higher in credit quality and therefore performed well.

Like the municipal bond fund industry at large, the Fund incurred investor outflows. In order to meet redemptions, we took advantage of pockets of strong investor demand to sell some lower yielding, A-rated parish sales-tax bonds. To a lesser extent, we also sold some corporate-backed municipal bonds that had performed well and, as such, provided comparatively high prices. Those sales, coupled with the proceeds of some bonds that were called by their issuers during the period, provided us with proceeds to

10	Nuveen Investments

extend the Fund’s duration through purchases of longer-term bonds. We added to our holdings in industrial development revenue/pollution control revenue bonds, including those backed by West Lake Chemical, Valero Energy, Marathon Oil and the Port of New Orleans. We also added to bonds from Guam. As with those of Puerto Rico, securities from this U.S. territory added diversification and triple exemption (i.e., exemption from most federal, state and local taxes). Further, we believed Guam’s fiscal and economic outlook was more favorable and technical factors were promising, that is, the supply of Guam bonds was limited, while demand increased as investors looking for territorial diversification shifted away from Puerto Rico bonds.

An Update Regarding Puerto Rico

During this reporting period, developments in Puerto Rico also had an impact on the Funds’ holdings and performance. The commonwealth’s continued economic weakening, escalating debt service obligations and long-standing inability to deliver a balanced budget have led to multiple downgrades on its debt. In another round of rating reductions in February 2014, Moody’s, S&P, and Fitch cut their ratings on Puerto Rico general obligation (GO) debt to below investment grade, at Ba2/BB+/BB, respectively, with negative outlooks. In late June 2014, Puerto Rico approved new legislation creating a judicial framework and formal process that would allow several of the commonwealth’s public corporations to restructure their public debt. As of July 2014, the Nuveen complex holds $80.6 million in bonds backed by public corporations in Puerto Rico that could be restructured under this legislation, representing less than 0.1% of our municipal assets under management. In light of the evolving economic situation in Puerto Rico, Nuveen’s credit analysis of Puerto Rico had previously considered the possibility of a default and restructuring of public corporations and we adjusted our portfolios to prepare for such an outcome, although no such default or restructuring has occurred to date. The Nuveen complex’s entire exposure to obligations of the government of Puerto Rico and other Puerto Rico issuers amounts to 0.8% of our municipal assets under management. On July 1, 2014, in response to the new legislation, Moody’s further dropped its rating on Puerto Rico GO debt by an additional three notches, to B2 from Ba2. To date, S&P and Fitch have not announced any additional rating adjustments. For the reporting period ended May 31, 2014, Puerto Rico paper underperformed the municipal market as a whole.

Nuveen Investments	11

Risk Considerations

and Dividend Information

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Funds, are subject to market risk, credit risk, interest rate risk, call risk, state concentration risk, tax risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Funds’ use of inverse floaters creates effective leverage. Leverage involves the risk that the Funds could lose more than its original investment and also increases the Funds’ exposure to volatility and interest rate risk.

Dividend Information

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s NAV. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s NAV. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of May 31, 2014, all four Funds had positive UNII balances for tax purposes. Georgia, Louisiana and Tennessee had positive UNII balances, while North Carolina had a negative UNII balance for financial reporting purposes.

12	Nuveen Investments

Fund Performance, Expense Ratios

and Effective Leverage Ratios

The Fund Performance, Expense Ratios and Effective Leverage Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.

Returns may reflect a contractual agreement by the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

Leverage is created whenever a Fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital. The effective leverage ratio shown is the amount of investment exposure created either through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument.

Nuveen Investments	13

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)

Nuveen Georgia Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of May 31, 2014

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	2.27%	5.54%	4.35%
Class A Shares at maximum Offering Price	(2.02)%	4.64%	3.90%
S&P Municipal Bond Index	2.98%	5.91%	5.06%
Lipper Other States Municipal Debt Funds Classification Average	1.02%	4.89%	4.01%
Class C2 Shares	1.61%	4.98%	3.79%
Class I Shares	2.46%	5.77%	4.58%

Cumulative
Since Inception*
Class C Shares	2.82%

Indexes and Lipper averages are not available for direct investment.

Average Annual Total Returns as of June 30, 2014 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	5.47%	5.68%	4.29%
Class A Shares at maximum Offering Price	1.08%	4.79%	3.84%
Class C2 Shares	4.90%	5.10%	3.73%
Class I Shares	5.77%	5.91%	4.52%

Cumulative
Since Inception*
Class C Shares	2.59%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.81%	1.61%	1.36%	0.61%

14	Nuveen Investments

Effective Leverage Ratio as of May 31, 2014

Effective Leverage Ratio	3.89%

Growth of an Assumed $10,000 Investment as of May 31, 2014 – Class A Shares

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemptions of Fund shares.

*	Since inception returns for Class C Shares are from 02/10/14.

Nuveen Investments	15

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)

Nuveen Louisiana Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of May 31, 2014

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	3.35%	6.84%	4.64%
Class A Shares at maximum Offering Price	(1.03)%	5.92%	4.19%
S&P Municipal Bond Index	2.98%	5.91%	5.06%
Lipper Other States Municipal Debt Funds Classification Average	1.02%	4.89%	4.01%
Class C2 Shares	2.69%	6.25%	4.07%
Class I Shares	3.56%	7.06%	4.83%

Cumulative
Since Inception*
Class C Shares	4.68%

Indexes and Lipper averages are not available for direct investment.

Average Annual Total Returns as of June 30, 2014 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	7.54%	6.96%	4.63%
Class A Shares at maximum Offering Price	2.99%	6.06%	4.17%
Class C2 Shares	6.88%	6.37%	4.05%
Class I Shares	7.76%	7.18%	4.81%

Cumulative
Since Inception*
Class C Shares	4.86%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.85%	1.65%	1.40%	0.65%

16	Nuveen Investments

Effective Leverage Ratio as of May 31, 2014

Effective Leverage Ratio	3.31%

Growth of an Assumed $10,000 Investment as of May 31, 2014 – Class A Shares

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemptions of Fund shares.

*	Since inception returns for Class C Shares are from 02/10/14.

Nuveen Investments	17

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)

Nuveen North Carolina Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of May 31, 2014

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	2.78%	5.68%	4.61%
Class A Shares at maximum Offering Price	(1.51)%	4.78%	4.17%
S&P Municipal Bond Index	2.98%	5.91%	5.06%
Lipper Other States Municipal Debt Funds Classification Average	1.02%	4.89%	4.01%
Class C2 Shares	2.20%	5.10%	4.05%
Class I Shares	2.95%	5.91%	4.83%

Cumulative
Since Inception*
Class C Shares	3.75%

Indexes and Lipper averages are not available for direct investment.

Average Annual Total Returns as of June 30, 2014 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	6.62%	5.82%	4.57%
Class A Shares at maximum Offering Price	2.10%	4.93%	4.11%
Class C2 Shares	6.13%	5.26%	4.00%
Class I Shares	6.89%	6.05%	4.78%

Cumulative
Since Inception*
Class C Shares	3.68%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.80%	1.60%	1.35%	0.60%

18	Nuveen Investments

Effective Leverage Ratio as of May 31, 2014

Effective Leverage Ratio	0.00%

Growth of an Assumed $10,000 Investment as of May 31, 2014 – Class A Shares

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemptions of Fund shares.

*	Since inception returns for Class C Shares are from 02/10/14.

Nuveen Investments	19

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)

Nuveen Tennessee Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of May 31, 2014

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	2.11%	5.71%	4.89%
Class A Shares at maximum Offering Price	(2.20)%	4.80%	4.44%
S&P Municipal Bond Index	2.98%	5.91%	5.06%
Lipper Other States Municipal Debt Classification Average	1.02%	4.89%	4.01%
Class C2 Shares	1.45%	5.13%	4.32%
Class I Shares	2.24%	5.91%	5.09%

Cumulative
Since Inception*
Class C Shares	3.40%

Indexes and Lipper averages are not available for direct investment.

Average Annual Total Returns as of June 30, 2014 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	6.45%	5.91%	4.86%
Class A Shares at maximum Offering Price	2.02%	5.01%	4.41%
Class C2 Shares	5.77%	5.33%	4.28%
Class I Shares	6.59%	6.12%	5.06%

Cumulative
Since Inception*
Class C Shares	3.35%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.79%	1.59%	1.34%	0.59%

20	Nuveen Investments

Effective Leverage Ratio as of May 31, 2014

Effective Leverage Ratio	3.44%

Growth of an Assumed $10,000 Investment as of May 31, 2014 – Class A Shares

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemptions of Fund shares.

*	Since inception returns for Class C Shares are from 02/10/14.

Nuveen Investments	21

Yields as of May 31, 2014

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower.

Nuveen Georgia Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	3.44%	2.78%	3.05%	3.76%
SEC 30-Day Yield	2.19%	1.48%	1.74%	2.48%
Taxable-Equivalent Yield (32.3%)[2]	3.23%	2.19%	2.57%	3.66%

Nuveen Louisiana Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	3.78%	3.16%	3.43%	4.15%
SEC 30-Day Yield	3.00%	2.22%	2.58%	3.33%
Taxable-Equivalent Yield (31.2%)[2]	4.36%	3.23%	3.75%	4.84%

Nuveen North Carolina Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	3.15%	2.47%	2.74%	3.44%
SEC 30-Day Yield	1.65%	0.91%	1.18%	1.92%
Taxable-Equivalent Yield (32.2%)[2]	2.43%	1.34%	1.74%	2.83%

1	The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

2	The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate as shown in the respective table above.

22	Nuveen Investments

Nuveen Tennessee Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	3.11%	2.49%	2.75%	3.46%
SEC 30-Day Yield	2.14%	1.38%	1.69%	2.43%
Taxable-Equivalent Yield (32.3%)[2]	3.16%	2.04%	2.50%	3.59%

1	The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

2	The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate as shown in the respective table above.

Nuveen Investments	23

Holding

Summaries as of May 31, 2014

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Nuveen Georgia Municipal Bond Fund

Fund Allocation

(% of net assets)

Municipal Bonds	99.8%
Floating Rate Obligations	(2.0)%
Other Assets Less Liabilities	2.2%

Portfolio Composition

(% of total investments)

Tax Obligation/General	25.5%
Water and Sewer	15.9%
Health Care	13.7%
Tax Obligation/Limited	12.7%
Utilities	10.8%
Education and Civic Organizations	5.8%
U.S. Guaranteed	5.8%
Transportation	5.4%
Other Industries	4.4%

Bond Credit Quality

(% of total investment exposure)

AAA/U.S. Guaranteed	17.8%
AA	44.2%
A	22.2%
BBB	7.1%
BB or Lower	3.7%
N/R (not rated)	5.0%

24	Nuveen Investments

Nuveen Louisiana Municipal Bond Fund

Fund Allocation

(% of net assets)

Municipal Bonds	100.3%
Floating Rate Obligations	(0.7)%
Other Assets Less Liabilities	0.4%

Portfolio Composition

(% of total investments)

Health Care	20.2%
Tax Obligation/Limited	17.8%
Education and Civic Organizations	16.3%
Transportation	9.4%
Tax Obligation/General	7.7%
Housing/Multifamily	5.5%
Utilities	5.2%
Materials	5.0%
Other Industries	12.9%

Bond Credit Quality

(% of total investment exposure)

AAA/U.S. Guaranteed	2.3%
AA	42.6%
A	20.5%
BBB	23.0%
BB or Lower	4.6%
N/R (not rated)	7.0%

Nuveen Investments	25

Holding Summaries as of May 31, 2014 (continued)

Nuveen North Carolina Municipal Bond Fund

Fund Allocation

(% of net assets)

Municipal Bonds	98.5%
Other Assets Less Liabilities	1.5%

Portfolio Composition

(% of total investments)

Health Care	17.6%
Transportation	16.9%
Water and Sewer	16.2%
Tax Obligation/Limited	15.6%
U.S. Guaranteed	12.5%
Education and Civic Organizations	11.3%
Utilities	6.0%
Other Industries	3.9%

Bond Credit Quality

(% of total investment exposure)

AAA/U.S. Guaranteed	23.9%
AA	60.5%
A	10.5%
BBB	3.8%
N/R (not rated)	1.3%

26	Nuveen Investments

Nuveen Tennessee Municipal Bond Fund

Fund Allocation

(% of net assets)

Municipal Bonds	99.3%
Floating Rate Obligations	(1.9)%
Other Assets Less Liabilities	2.6%

Portfolio Composition

(% of total investments)

Water and Sewer	19.4%
Tax Obligation/General	17.9%
Utilities	15.6%
Health Care	15.4%
U.S. Guaranteed	8.7%
Housing/Multifamily	7.8%
Education and Civic Organizations	7.1%
Other Industries	8.1%

Bond Credit Quality

(% of total investment exposure)

AAA/U.S. Guaranteed	13.8%
AA	51.9%
A	22.4%
BBB	8.6%
N/R (not rated)	3.3%

Nuveen Investments	27

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Since the expense examples for Class C Shares reflect only the first 110 days of the class’ operations, they may not provide a meaningful understanding of the class’ ongoing expense.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended May 31, 2014.

The beginning of the period for Classes A, C2, and I is December 1, 2013. The beginning of the period for Class C is February 10, 2014.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

28	Nuveen Investments

Nuveen Georgia Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,054.70	$1,028.20	$1,052.00	$1,055.80
Expenses Incurred During Period	$4.25	$4.95	$7.01	$3.18
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.79	$1,010.19	$1,018.10	$1,021.84
Expenses Incurred During Period	$4.18	$4.91	$6.89	$3.13

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.83%, 1.37% and 0.62% for Classes A, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). For Class C, expenses are equal to the Fund’s annualized net expense ratio of 1.62%, multiplied by the average account value over the period, multiplied by 110/365 (to reflect the 110 days since the commencement of operations).

Nuveen Louisiana Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,074.30	$1,046.80	$1,070.70	$1,075.20
Expenses Incurred During Period	$4.40	$5.09	$7.23	$3.36
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.69	$1,010,10	$1,017.95	$1,021.69
Expenses Incurred During Period	$4.28	$5.00	$7.04	$3.28

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.85%, 1.40% and 0.65% for Classes A, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). For Class C, expenses are equal to the Fund’s annualized net expense ratio of 1.65%, multiplied by the average account value over the period, multiplied by 110/365 (to reflect the 110 days since the commencement of operations).

Nuveen Investments	29

Expense Examples (continued)

Nuveen North Carolina Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,065.30	$1,037.50	$1,062.40	$1,066.00
Expenses Incurred During Period	$4.12	$4.91	$6.94	$3.09
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.94	$1,010.25	$1,018.20	$1,021.94
Expenses Incurred During Period	$4.03	$4.85	$6.79	$3.02

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.80%, 1.35% and 0.60% for Classes A, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). For Class C, expenses are equal to the Fund’s annualized net expense ratio of 1.60%, multiplied by the average account value over the period, multiplied by 110/365 (to reflect the 110 days since the commencement of operations).

Nuveen Tennessee Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,058.60	$1,034.00	$1,055.80	$1,058.90
Expenses Incurred During Period	$4.05	$4.87	$6.87	$3.03
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.99	$1,010.28	$1,018.25	$1,021.99
Expenses Incurred During Period	$3.98	$4.82	$6.74	$2.97

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.79%, 1.34% and 0.59% for Classes A, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). For Class C, expenses are equal to the Fund’s annualized net expense ratio of 1.59%, multiplied by the average account value over the period, multiplied by 110/365 (to reflect the 110 days since the commencement of operations).

30	Nuveen Investments

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Multistate Trust III:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Georgia Municipal Bond Fund, Nuveen Louisiana Municipal Bond Fund, Nuveen North Carolina Municipal Bond Fund and Nuveen Tennessee Municipal Bond Fund (each a series of Nuveen Multistate Trust III, hereafter referred to as the “Funds”) at May 31, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

July 28, 2014

Nuveen Investments	31

Nuveen Georgia Municipal Bond Fund

Portfolio of Investments May 31, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 99.8%

	MUNICIPAL BONDS – 99.8%

	Education And Civic Organizations – 5.8%

$1,000	Athens Housing Authority, Georgia, Student Housing Lease Revenue Bonds, UGAREF East Campus Housing LLC Project, Series 2009, 5.250%, 6/15/35	6/19 at 100.00	Aa2	$1,095,950

1,000	Atlanta Development Authority, Georgia, Educational Facilities Revenue Bonds, Science Park LLC Project, Series 2007, 5.000%, 7/01/39	7/17 at 100.00	Aa3	1,081,780

1,375	Fulton County Development Authority, Georgia, Revenue Bonds, Georgia Tech Foundation Technology Square Project, Series 2012A., 5.000%, 11/01/31	5/22 at 100.00	AA+	1,567,019

75	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University Project, Refunding Series 2012C, 5.250%, 10/01/27	10/22 at 100.00	Baa2	81,975

3,400	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University, Series Series 2012A, 5.000%, 10/01/32	10/21 at 100.00	Baa2	3,549,294

2,240	Richmond County Development Authority, Georgia, Revenue Bonds, Medical College of Georgia, Cancer Research Center Project, Series 2004A, 5.000%, 12/15/24 – AMBAC Insured	12/14 at 100.00	A1	2,260,742
9,090	Total Education and Civic Organizations			9,636,760

	Health Care – 13.7%

3,270	Baldwin County Hospital Authority, Georgia, Revenue Bonds, Oconee Regional Medical Center, Series 1998, 5.380%, 12/01/28	6/14 at 100.00	CCC	2,607,825

	Coffee County Hospital Authority, Georgia, Revenue Bonds, Coffee County Regional Medical Center, Series 2004:
1,885	5.000%, 12/01/16	12/14 at 100.00	BB–	1,902,738
1,760	5.000%, 12/01/26	12/14 at 100.00	BB–	1,761,074

1,500	Franklin County Industrial Building Authority, Georgia, Revenue Bonds, Ty Cobb Regional Medical Center Project, Series 2010, 8.000%, 12/01/40	12/20 at 100.00	N/R	1,237,920

3,000	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2010B, 5.250%, 2/15/45	2/41 at 100.00	AA–	3,193,440

1,380	Greene County Development Authority, Georgia, Health System Revenue Bonds, Catholic Health East Issue, Series 2012, 5.000%, 11/15/37	No Opt. Call	Aa2	1,508,726

1,250	Gwinnett County Hospital Authority, Georgia, Revenue Anticipation Certificates, Gwinnett Hospital System Inc. Project, Series 2004B, 5.000%, 10/01/29	10/14 at 100.00	Aa1	1,265,412

	Houston County Hospital Authority, Georgia, Revenue Bonds, Houston Healthcare Project, Series 2007:
2,500	5.250%, 10/01/35	10/17 at 100.00	A+	2,606,875
2,000	5.250%, 10/01/42	10/17 at 100.00	A+	2,083,420

2,025	Macon-Bibb County Hospital Authority, Georgia, Revenue Anticipation Certificates, Medical Center of Central Georgia Inc., Series 2009, 5.000%, 8/01/35	8/19 at 100.00	AA	2,184,793

2,250	Valdosta and Lowndes County Hospital Authority, Georgia, Revenue Certificates, South Georgia Medical Center, Series 2007, 5.000%, 10/01/33	10/17 at 100.00	A+	2,320,200
22,820	Total Health Care			22,672,423

32	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Multifamily – 2.2%

$3,615	Cobb County Development Authority, Georgia, Student Housing Revenue Bonds, KSU Village II Real Estate Foundation LLC Project, Series 2007A, 5.250%, 7/15/38 – AMBAC Insured	7/17 at 100.00	Baa2	$3,676,672

	Industrials – 1.5%

2,500	Fulton County Development Authority, Georgia, Local District Cooling Authority Revenue Bonds, Maxon Atlantic Station LLC, Series 2005A, 5.130%, 3/01/26 (Alternative Minimum Tax) (Mandatory Put 03/01/2015)	9/15 at 100.00	BBB	2,515,175

	Materials – 0.7%

1,000	Savannah Economic Development Authority, Georgia, Pollution Control Revenue Bonds, Union Camp Corporation, Series 1995, 6.150%, 3/01/17	No Opt. Call	Baa2	1,080,380

	Tax Obligation/General – 25.4%

1,000	Chatham County Hospital Authority, Georgia, Seven Mill Tax Pledge Refunding and Improvement Revenue Bonds, Memorial Health University Medical Center Inc., Series 2012A, 5.000%, 1/01/31	1/22 at 100.00	AA	1,115,010

1,500	Cherokee County Resource Recovery Development Authority, Georgia, Solid Waste Disposal Revenue Bonds, Ball Ground Recycling LLC Project, Series 2007A, 5.000%, 7/01/37 – AMBAC Insured (Alternative Minimum Tax)	7/17 at 100.00	AA+	1,549,035

1,700	Clark County Hospital Authority, Georgia, Hospital Revenue Bonds, Athens Regional Medical Center, Series 2007, 5.000%, 1/01/32 – NPFG Insured	1/17 at 100.00	Aa1	1,757,579

1,400	Clarke County Hospital Authority, Georgia, Hospital Revenue Certificates, Athens Regional Medical Center, Series 2012, 5.000%, 1/01/32	1/22 at 100.00	Aa1	1,527,610

3,500	Decatur, Georgia, General Obligation Bonds, Series 2007, 5.000%, 1/01/31 – AGM Insured	1/17 at 100.00	AA+	3,787,735

3,000	East Point Building Authority, Georgia, Revenue Bonds, Water and Sewer Project Revenue Bonds, Series 2006A, 5.000%, 2/01/34 – SYNCORA GTY Insured	2/16 at 100.00	N/R	3,026,310

1,000	East Point Building Authority, Georgia, Revenue Bonds, Water and Sewer Project Series 2006A., 5.000%, 2/01/30 – SYNCORA GTY Insured	2/16 at 100.00	N/R	1,009,900

1,145	Floyd County Hospital Authority, Georgia, Revenue Anticipation Certificates, Floyd Medical Center, Series 2003, 5.000%, 7/01/20 – NPFG Insured	7/15 at 100.00	Aa2	1,160,824

2,260	Forsyth County Water and Sewerage Authority, Georgia, Revenue Bonds, Series 2007, 5.000%, 4/01/37 – AGM Insured	4/17 at 100.00	Aaa	2,468,892

3,600	Georgia Environmental Loan Acquisition Corporation, Local Government Loan Securitization Bonds, Loan Pool Series 2011, 5.130%, 3/15/31	3/21 at 100.00	Aaa	3,963,492

500	Georgia State, General Obligation Bonds, Series 2007E, 5.000%, 8/01/24	8/17 at 100.00	AAA	562,595

5,100	Gwinnett County School District, Georgia, General Obligation Bonds, Series 2008, 5.000%, 2/01/36 (UB)	2/18 at 100.00	AAA	5,693,334

1,690	Gwinnett County School District, Georgia, General Obligation Bonds, Tender Option Bond Trust 2868, 13.629%, 2/01/16 (IF)	No Opt. Call	AAA	2,271,698

5,270	La Grange-Troup County Hospital Authority, Georgia, Revenue Anticipation Certificates, Series 2008A, 5.500%, 7/01/38	7/18 at 100.00	Aa2	5,871,043

976	Liberty County Industrial Authority, Georgia, Revenue Bonds, Series 2011A-1, 4.600%, 7/01/26	No Opt. Call	N/R	832,844

Nuveen Investments	33

Nuveen Georgia Municipal Bond Fund (continued)

Portfolio of Investments May 31, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

	Paulding County School District, Georgia, General Obligation Bonds, Series 2007:
$710	4.750%, 2/01/29	2/17 at 100.00	AA+	$769,108
1,250	5.000%, 2/01/33	2/17 at 100.00	AA+	1,359,450

1,000	Valdosta and Lowndes County Hospital Authority, Georgia, Revenue Certificates, South Georgia Medical Center Project, Series 2011B, 5.000%, 10/01/41	10/21 at 100.00	Aa2	1,083,140

2,200	Wayne County Hospital Authority, Georgia, Hospital Revenue Bonds, Series 2006, 5.000%, 3/01/23 – SYNCORA GTY Insured	3/16 at 100.00	N/R	2,233,198
38,801	Total Tax Obligation/General			42,042,797

	Tax Obligation/Limited – 12.7%

3,200	Atlanta Downtown Development Authority, Georgia, Revenue Bonds, Downtown Parking Deck, Series 2006A, 5.000%, 12/01/31 – NPFG Insured	6/16 at 100.00	Aa2	3,401,920

	Atlanta, Georgia, Tax Allocation Bonds Atlanta Station Project, Series 2007:
610	5.250%, 12/01/22 – AGC Insured	12/17 at 100.00	AA	655,768
1,420	5.000%, 12/01/23 – AGC Insured	12/17 at 100.00	AA	1,506,762

2,500	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008B. Remarketed, 7.380%, 1/01/31	1/19 at 100.00	A2	2,954,125

120	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008C. Remarketed, 7.500%, 1/01/31	1/19 at 100.00	A2	142,434

585	Atlanta, Georgia, Tax Allocation Bonds, Eastside Project, Series 2005A, 5.630%, 1/01/16 (Alternative Minimum Tax)	7/15 at 100.00	A–	611,834

	Atlanta, Georgia, Tax Allocation Bonds, Eastside Project, Series 2005B:
1,000	5.400%, 1/01/20	7/15 at 100.00	A–	1,043,730
2,000	5.600%, 1/01/30	7/15 at 100.00	A–	2,084,800

595	Atlanta, Georgia, Tax Allocation Bonds, Perry Bolton Project Series 2014., 5.000%, 7/01/34	7/23 at 100.00	A–	633,169

1,000	Atlanta, Georgia, Tax Allocation Bonds, Princeton Lakes Project, Series 2006, 5.500%, 1/01/31	1/16 at 100.00	BBB–	1,013,420

200	Cobb-Marietta Coliseum and Exhibit Hall Authority, Georgia, Revenue Bonds, Refunding Series 2005, 5.500%, 10/01/26 – NPFG Insured	No Opt. Call	AA–	237,684

	Cobb-Marietta Coliseum and Exhibit Hall Authority, Georgia, Revenue Refunding Bonds, Series 1993:
240	5.500%, 10/01/18 – NPFG Insured	No Opt. Call	AA–	255,622
155	5.630%, 10/01/26 – NPFG Insured	10/19 at 100.00	AA–	174,747

1,605	Macon-Bibb County Urban Development Authority, Georgia, Revenue Bonds, City of Macon Projects, Series 2002A, 5.000%, 8/01/17	8/14 at 100.00	Aa2	1,610,698

1,325	Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Bonds, Series 2007, 5.250%, 7/01/28 – FGIC Insured	No Opt. Call	AA+	1,624,264

1,885	Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Refunding Bonds, Series 1992N, 6.250%, 7/01/18	No Opt. Call	AAA	2,090,013

810	Tift County Hospital Authority, Georgia, Revenue Anticipation Certificates Series 2012, 5.000%, 12/01/38	No Opt. Call	Aa2	890,247
19,250	Total Tax Obligation/Limited			20,931,237

34	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Transportation – 5.4%

$2,000	Atlanta, Georgia, Airport General Revenue Bonds, Series 2012B, 5.000%, 1/01/31	No Opt. Call	Aa3	$2,242,880

	Atlanta, Georgia, Airport Passenger Facilities Charge and General Revenue Bonds, Refunding Subordinate Lien Series 2014A.:
2,425	5.000%, 1/01/32	1/24 at 100.00	A+	2,751,769
3,500	5.000%, 1/01/33	1/24 at 100.00	A+	3,950,170
7,925	Total Transportation			8,944,819

	U.S. Guaranteed – 5.8% (4)

405	Brunswick, Georgia, Water and Sewerage Revenue Bonds, Refunding & Improvement Series 1992, 6.100%, 10/01/19 – NPFG Insured (ETM)	No Opt. Call	AA– (4)	472,327

1,040	Carrollton Payroll Development Authority, Georgia, Revenue Anticipation Certificates, University of West Georgia, Campus Center Project, Series 2004, 5.250%, 8/01/23 – NPFG Insured (Pre-refunded 8/01/14)	8/14 at 100.00	AA– (4)	1,049,038

1,000	Commerce, Georgia, Water and Sewer Revenue Refunding and Improvement Bonds, Series 2006, 5.000%, 12/01/25 – AGM Insured (Pre-refunded 12/01/15)	12/15 at 100.00	A2 (4)	1,071,860

	Douglas County School District, Georgia, General Obligation Bonds, Series 2007:
605	5.000%, 4/01/25 – AGM Insured (Pre-refunded 4/01/17)	4/17 at 100.00	AA (4)	681,938
1,395	5.000%, 4/01/25 – AGM Insured (Pre-refunded 4/01/17)	4/17 at 100.00	AA+ (4)	1,571,565

1,000	Douglasville-Douglas County Water and Sewer Authority, Georgia, Water and Sewer Revenue Bonds, Series 2005, 5.000%, 6/01/29 – NPFG Insured (Pre-refunded 12/01/15)	12/15 at 100.00	Aa2 (4)	1,071,860

3,000	Forsyth County School District, Georgia, General Obligation Bonds, Series 2005, 5.000%, 2/01/25 – NPFG Insured (Pre-refunded 2/01/15)	2/15 at 100.00	AA+ (4)	3,096,960

530	Private Colleges and University Facilities Authority, Georgia, Revenue Bonds, Mercer University, Series 1991, 6.500%, 11/01/15 – NPFG Insured (ETM)	No Opt. Call	AA– (4)	559,982
8,975	Total U.S. Guaranteed			9,575,530

	Utilities – 10.8%

2,000	Georgia Municipal Electric Authority, General Power Revenue Bonds, Project 1, Series 2007A, 5.000%, 1/01/26 – NPFG Insured	1/17 at 100.00	AA–	2,163,880

1,500	Georgia Municipal Electric Authority, General Power Revenue Bonds, Series 1992B, 6.380%, 1/01/16	1/15 at 100.00	A+	1,587,120

2,000	Georgia Municipal Electric Authority, General Power Revenue Bonds, Series 2012GG, 5.000%, 1/01/43	1/23 at 100.00	A+	2,175,120

1,200	Griffin, Georgia, Combined Public Utility Revenue Bonds, Series 2012, 5.000%, 1/01/28 – AGM Insured Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2006B:	No Opt. Call	AA	1,350,936
890	5.000%, 3/15/19	No Opt. Call	A	995,661
500	5.000%, 3/15/21	No Opt. Call	A	561,665
2,315	5.000%, 3/15/22	No Opt. Call	A	2,586,712

	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2007A:
1,000	5.000%, 3/15/18	No Opt. Call	A+	1,105,560
310	5.500%, 9/15/23	No Opt. Call	A	361,209
2,585	5.500%, 9/15/27	No Opt. Call	A	3,097,037

Nuveen Investments	35

Nuveen Georgia Municipal Bond Fund (continued)

Portfolio of Investments May 31, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utilities (continued)

$1,200	Municipal Electric Authority of Georgia, Project One Revenue Bonds, Series 2005A-2, 0.000%, 1/01/33 – FGIC Insured	1/15 at 35.98	AA–	$427,884

1,150	Municipal Electric Authority of Georgia, Project One Subordinate Lien Revenue Bonds, Series 2008A, 5.250%, 1/01/21	No Opt. Call	A+	1,375,227
16,650	Total Utilities			17,788,011

	Water And Sewer – 15.8%

4,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 1999A, 5.500%, 11/01/22 – FGIC Insured	No Opt. Call	AA–	4,751,480

800	Cherokee County Water and Sewerage Authority, Georgia, Revenue Bonds, Series 2001, 5.000%, 8/01/35 – AGM Insured	8/18 at 100.00	AA	890,136

500	Columbus, Georgia, Water and Sewerage Revenue Bonds, Refunding Series 2014A., 5.000%, 5/01/31 Coweta County Water and Sewer Authority, Georgia, Revenue Bonds, Series 2007:	5/24 at 100.00	AA	581,275
1,100	5.000%, 6/01/32	6/18 at 100.00	Aa2	1,215,588
3,760	5.000%, 6/01/37	6/18 at 100.00	Aa2	4,122,539

1,000	DeKalb County, Georgia, Water and Sewer Revenue Bonds, Series 2006A, 5.000%, 10/01/35 – AGM Insured	10/16 at 100.00	AA	1,072,800

3,410	DeKalb County, Georgia, Water and Sewerage Revenue Bonds, Refunding Series 2006B, 5.250%, 10/01/32 – AGM Insured	10/26 at 100.00	AA	4,058,241

2,500	DeKalb County, Georgia, Water and Sewerage Revenue Bonds, Second Resolution Series 2011A, 5.250%, 10/01/41	10/21 at 100.00	Aa3	2,797,075

1,775	Douglasville-Douglas County Water and Sewer Authority, Georgia, Water and Sewage Revenue Bonds, Series 2007, 5.000%, 6/01/37 – NPFG Insured	6/17 at 100.00	Aa2	1,939,950

1,000	Fulton County, Georgia, Water and Sewerage Revenue Bonds, Refunding Series 2013, 5.000%, 1/01/33	1/23 at 100.00	AA–	1,131,370

2,000	Henry County Water and Sewerage Authority, Georgia, Revenue Bonds, Series 2012, 5.000%, 2/01/29	2/22 at 100.00	Aa2	2,293,540

640	Midgeville, Georgia, Water and Sewerage Revenue Refunding Bonds, Series 1996, 6.000%, 12/01/16 – AGM Insured	No Opt. Call	AA	685,517

100	Unified Government of Athens-Clarke County, Georgia, Water and Sewerage Revenue Bonds, Series 2008, 5.630%, 1/01/33	1/19 at 100.00	AA+	115,310

465	Walton County Water and Sewerage Authority, Georgia, Revenue Bonds, The Oconee-Hard Creek Reservoir Project, Series 2008, 5.000%, 2/01/38 – AGM Insured	2/18 at 100.00	Aa2	504,023
23,050	Total Water and Sewer			26,158,844
$153,676	Total Long-Term Investments (cost $157,002,001)			165,022,648
	Floating Rate Obligations – (2.0)%			(3,380,000)
	Other Assets Less Liabilities – 2.2%			3,672,296
	Net Assets – 100%			$165,314,944

36	Nuveen Investments

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

(ETM)	Escrowed to maturity.

See accompanying notes to financial statements.

Nuveen Investments	37

Nuveen Louisiana Municipal Bond Fund

Portfolio of Investments May 31, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 100.3%

	MUNICIPAL BONDS – 100.3%

	Consumer Staples – 2.4%

$2,500	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2013A, 5.250%, 5/15/35	5/23 at 100.00	BBB+	$2,676,900

	Education And Civic Organizations – 16.3%

1,000	Calcasieu Parish Public Trust Authority, Louisiana, Student Lease Revenue Bonds, McNeese State Univeristy Student Housing-Cowboy Facilities, Inc. Project, Refunding Series 2011, 5.000%, 5/01/29 – AGM Insured	5/22 at 100.00	A2	1,106,220

815	Lafayette Public Trust Financing Authority, Louisiana, Revenue Bonds, Ragin’ Cajun Facilities Inc. Project, Refunding Series 2012, 5.000%, 10/01/27 – AGM Insured	10/22 at 100.00	AA	920,290

1,500	Lafayette Public Trust Financing Authority, Louisiana, Revenue Bonds, Ragin’ Cajun Facilities Inc. Project, Series 2010, 5.250%, 10/01/30 – AGM Insured	10/20 at 100.00	AA	1,655,565

750	Louisana Public Facilities Authority, Revenue Bonds, Belle Chasse Educational Foundation Project, Series 2011, 6.750%, 5/01/41	5/21 at 100.00	BBB	820,402

1,035	Louisana Public Facilities Authority, Revenue Bonds, Lake Charles Charter Academy Foundation Project, Series 2011A, 8.000%, 12/15/41	12/21 at 100.00	N/R	1,135,395

1,220	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, McNeese State University Student Parking - Cowboy Faciliites, Inc. Project, Series 2011, 4.880%, 3/01/42 – AGM Insured	3/22 at 100.00	A2	1,307,706

2,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Refunding Bonds, Louisiana Tech University Student Housing/Innovative Student Facilities Inc. Project, Series 2013, 5.000%, 7/01/33	7/23 at 100.00	A3	2,178,880

1,920	Louisiana Public Facilities Authority, Revenue Bonds, Archdiocese of New Orleans, Series 2007, 4.500%, 7/01/37 – CIFG Insured	7/17 at 100.00	N/R	1,818,259

3,000	Louisiana Public Facilities Authority, Revenue Bonds, Loyola University Project, Refunding Series 2011, 5.000%, 10/01/41	10/21 at 100.00	A	3,245,400

1,500	Louisiana Public Facilities Authority, Revenue Bonds, Southwest Louisiana Charter Academy Foundation Project, Series 2013A., 8.375%, 12/15/43	12/23 at 100.00	N/R	1,594,680

1,530	Louisiana Public Facilities Authority, Revenue Bonds, University of New Orleans Research and Technology, Series 2006, 5.250%, 3/01/26 – NPFG Insured	9/16 at 100.00	AA–	1,660,019

375	Louisiana State University and Agricultural and Mechanical College Board of Supervisors, Auxiliary Revenue Bonds, Series 2012, 5.000%, 7/01/25	7/22 at 100.00	AA–	429,653
16,645	Total Education and Civic Organizations			17,872,469

	Energy – 1.2%

1,200	Saint Charles Parish, Louisiana, Gulf Opportunity Zone Revenue Bonds, Valero Project, Series 2010, 4.000%, 12/01/40 (Mandatory Put 6/01/22)	No Opt. Call	BBB	1,299,912

	Health Care – 20.2%

1,110	Jefferson Parish Hospital District1, Louisiana, Hospital Revenue Bonds, West Jefferson Medical Center, Refunding Series 2011A, 6.000%, 1/01/39	1/21 at 100.00	BBB	1,266,321

38	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$1,500	Jefferson Parish Hospital Service District 2, Louisiana, Hospital Revenue Bonds, East Jefferson General Hospital, Refunding Series 2011, 6.380%, 7/01/41	7/21 at 100.00	BB+	$1,636,185

2,000	Louisiana Publc Facilities Authority, Revenue Bonds, Christus Health, Refunding Series 2009A, 6.000%, 7/01/29	7/19 at 100.00	A+	2,224,140

2,905	Louisiana Public Facilities Authority, Health Facilities Revenue Refunding Bonds, Sisters of Mercy Health System of St. Louis Inc., Series 1993A, 5.000%, 6/01/19	No Opt. Call	AA–	3,130,196

1,000	Louisiana Public Facilities Authority, Hospital Revenue and Refunding Bonds, Lafayette General Medical Center Project, Series 2010, 5.500%, 11/01/40	5/20 at 100.00	A3	1,059,950

1,800	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries of Our Lady Health System, Series 1998A, 5.750%, 7/01/25 – AGM Insured	No Opt. Call	AA	2,115,090

2,620	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Touro Infirmary, Series 1999A, 5.630%, 8/15/29	2/14 at 100.00	BBB	2,621,650

1,500	Louisiana Public Facilities Authority, Revenue Bonds, Franciscan Missionaries of Our Lady of Health System Project, Series 2009, 6.750%, 7/01/39	7/19 at 100.00	A+	1,708,785

5,050	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47	5/17 at 100.00	Baa1	5,309,671

1,085	Terrebonne Parish Hospital Service District 1, Louisiana, Hospital Revenue Bonds, Terrebonne General Medical Center, Refunding Series 2013, 4.000%, 4/01/33	4/23 at 100.00	A+	1,089,774
20,570	Total Health Care			22,161,762

	Housing/Multifamily – 5.5%

1,870	Louisiana Housing Finance Agency, Multifamily Housing Revenue Bonds, Mallard Crossings Apartments, Series 2011, 4.750%, 10/01/29	10/21 at 100.00	AA+	1,985,791

980	Louisiana Local Government Environmental Facilities and Community Development Authority, GNMA Collateralized Mortgage Revenue Refunding Bonds, Sharlo Apartments, Series 2002A, 6.500%, 6/20/37	6/36 at 101.00	Ba3	1,015,270

3,000	Louisiana Public Facilities Authority, Grambling University Black and Gold Facilities Project Revenue Bonds, Series 2007A, 5.000%, 7/01/39 – CIFG Insured	7/17 at 100.00	AA	3,058,680
5,850	Total Housing/Multifamily			6,059,741

	Housing/Single Family – 1.0%

315	Calcasieu Parish Public Trust Authority, Louisiana, Single Family Mortgage Revenue Bonds, Series 2006B, 5.350%, 9/01/38 (Alternative Minimum Tax)	9/16 at 104.00	Aa1	326,009

125	East Baton Rouge Mortgage Finance Authority, Louisiana, GNMA/FNMA Mortgage-Backed Securities Program Family Mortgage Revenue Refunding Bonds, Series 1997D, 5.900%, 10/01/30 (Alternative Minimum Tax)	10/14 at 100.00	Aaa	125,206

610	Jefferson Parish Finance Authority, Louisiana, Single Family Mortgage Revenue Bonds, Series 2007C, 5.500%, 12/01/39	6/17 at 103.50	Aa1	658,215
1,050	Total Housing/Single Family			1,109,430

	Industrials – 1.6%

1,690	Ascension Parish Industrial Development Board, Louisiana, Revenue Bonds, Impala Warehousing (US) LLC Project, Series 2013, 6.000%, 7/01/36	7/23 at 100.00	N/R	1,778,573

Nuveen Investments	39

Nuveen Louisiana Municipal Bond Fund (continued)

Portfolio of Investments May 31, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Materials – 5.0%

$1,250	DeSoto Parish, Louisiana, Environmental Improvement Revenue Bonds, International Paper Company Project, Series 1998A, 5.600%, 11/01/22 (Alternative Minimum Tax)	11/14 at 100.00	BBB	$1,253,450

1,275	Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Project, Series 2007, 6.750%, 11/01/32	11/17 at 100.00	BBB	1,436,989

1,500	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Projects, Series 2010A-1, 6.500%, 11/01/35	11/20 at 100.00	BBB	1,745,430

1,035	St John Baptist Parish, Louisiana, Revenue Bonds, Marathon Oil Corporation, Series 2007A, 5.130%, 6/01/37	6/17 at 100.00	Baa1	1,084,048
5,060	Total Materials			5,519,917

	Tax Obligation/General – 7.7%

2,000	Guam, General Obligation Bonds, Series 2007A, 5.000%, 11/15/23	11/17 at 100.00	BB–	2,041,600

2,085	New Orleans, Louisiana, General Obligation Bonds, Refunding Series 1998, 5.500%, 12/01/21 – FGIC Insured	No Opt. Call	AA	2,421,623

2,170	New Orleans, Louisiana, General Obligation Bonds, Refunding Series 2005, 5.250%, 12/01/25 – NPFG Insured	12/15 at 100.00	AA–	2,294,341

1,000	New Orleans, Louisiana, General Obligation Bonds, Series 1998, 5.500%, 12/01/21 – FGIC Insured	No Opt. Call	A3	1,147,310

500	Shreveport, Louisiana, General Obligation Bonds, Series 2011, 5.000%, 8/01/31	8/21 at 100.00	A+	548,665
7,755	Total Tax Obligation/General			8,453,539

	Tax Obligation/Limited – 17.9%

1,260	Broussard, Louisana, Sales & Use Tax Revenue Bonds, Recreational Facility Series 2012, 5.000%, 5/01/32	No Opt. Call	A	1,374,685

1,850	Lafayette, Louisiana, Sales Tax Revenue Bonds, Public Improvements, Series 2011, 5.000%, 3/01/36	3/21 at 100.00	AA	2,002,200

1,000	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Refunding Series 2012, 5.000%, 6/01/24 – AGM Insured	6/22 at 100.00	AA	1,155,910

1,000	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Series 2006B, 5.000%, 6/01/22 – AMBAC Insured	6/16 at 100.00	A–	1,075,980

900	Louisiana Local Government Environmental Facilities and Community Development Authority Revenue Bonds, Bossier Parish Public Improvement Projects, Series 2012, 5.000%, 3/01/42	3/22 at 100.00	Aa3	957,267

1,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Baton Rouge Community College Facilities Corporation Project, Refunding Series 2011, 5.000%, 12/01/26 – AGM Insured	12/21 at 100.00	AA	1,121,460

1,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Capital Projects and Equipment Acquisition Program, Series 2000A, 6.300%, 7/01/30 – AMBAC Insured	No Opt. Call	N/R	1,074,630

1,400	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Louisiana Community and Technical College System Facilities Corporation Project, Capital Appreciation Series 2011, 0.000%, 10/01/20	No Opt. Call	AA–	1,224,118

40	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$1,500	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series 2013A, 5.000%, 7/01/36	7/23 at 100.00	A	$1,612,695

1,000	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Second Lien Series 2010B, 5.000%, 5/01/37 (UB)	5/20 at 100.00	AA	1,139,220

1,000	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Tender Option Bond Trust 11899, 18.280%, 5/01/33 (IF)	5/20 at 100.00	AA	1,483,560

1,500	Louisiana State, Highway Improvement Revenue Bonds, Series 2014A., 5.000%, 6/15/34	6/24 at 100.00	AA–	1,717,125

470	Orleans Parish School Board, Louisiana, Public School Refunding Bonds, Series 1991, 0.000%, 2/01/15 – FGIC Insured	No Opt. Call	N/R	455,172

1,000	Saint Bernard Parish, Louisiana, Sales and Use Tax Revenue Bonds, Refunding Series 2012, 4.000%, 3/01/24	No Opt. Call	A	1,060,090

15	Saint Bernard Parish, Louisiana, Sales and Use Tax Revenue Bonds, Series 2004, 5.000%, 3/01/18 – AGM Insured	3/15 at 100.50	AA	15,328

2,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2012A, 5.000%, 10/01/32	10/22 at 100.00	BBB	2,159,760
17,895	Total Tax Obligation/Limited			19,629,200

	Transportation – 9.5%

805	Greater New Orleans Expressway Commission, Louisiana, Revenue Bonds, Refunding Series 2013, 5.000%, 11/01/23 – AGM Insured	No Opt. Call	AA	937,302

2,000	Lake Charles Harbor and Terminal District, Louisiana, Revenue Bonds, Series 2013B, 5.000%, 1/01/34 – AGM Insured (Alternative Minimum Tax)	1/24 at 100.00	AA	2,135,700

	New Orleans Aviation Board, Louisiana, Gulf Opportunity Zone Revenue Bonds, Passenger Facility Charge Projects, Series 2010A:
100	5.130%, 1/01/31	1/20 at 100.00	A–	106,531
1,700	5.250%, 1/01/41	1/20 at 100.00	A–	1,795,353

2,115	New Orleans Aviation Board, Louisiana, Revenue Bonds, Series 2007A, 5.250%, 1/01/32 – AGM Insured (Alternative Minimum Tax)	1/18 at 100.00	AA	2,198,500

	Port New Orleans Board of Commissioners, Louisiana, Revenue Bonds, Port Facilities, Refunding Series 2013B:
1,245	5.000%, 4/01/31 (Alternative Minimum Tax)	4/23 at 100.00	BBB+	1,312,653
500	5.000%, 4/01/32 (Alternative Minimum Tax)	4/23 at 100.00	BBB+	524,915

1,305	Port New Orleans Board of Commissioners, Louisiana, Revenue Bonds, Port Facilities, Series 2008, 5.130%, 4/01/38 – AGC Insured (Alternative Minimum Tax)	4/18 at 100.00	AA	1,341,932
9,770	Total Transportation			10,352,886

	U.S. Guaranteed – 2.3% (4)

1,460	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southeastern Louisiana University Student Housing Facilities Inc., Series 2004A, 5.000%, 8/01/27 – NPFG Insured (Pre-refunded 8/01/14)	8/14 at 100.00	A3 (4)	1,471,987

1,000	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries of Our Lady Health System, Series 2005A, 6.380%, 7/01/30 (Pre-refunded 7/01/14)	7/14 at 100.00	A2 (4)	1,005,380
2,460	Total U.S. Guaranteed			2,477,367

Nuveen Investments	41

Nuveen Louisiana Municipal Bond Fund (continued)

Portfolio of Investments May 31, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utilities – 5.2%

$1,500	Louisiana Energy and Power Authority, Power Project Revenue Bonds, LEPA Unit 1, Series 2013A, 5.250%, 6/01/38 – AGM Insured	6/23 at 100.00	AA	$1,661,505

2,500	Louisiana Public Facilities Authority, Revenue Bonds, Cleco Power LLC Project, Series 2008, 4.250%, 12/01/38	5/23 at 100.00	BBB+	2,519,525

1,000	Saint Tammany Parish, Louisana, Utilities Revenue Bonds, Series 2010B, 5.000%, 8/01/40	8/20 at 100.00	AA–	1,065,110

500	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Series 2007B, 5.000%, 7/01/31	7/17 at 100.00	BB+	451,945
5,500	Total Utilities			5,698,085

	Water And Sewer – 4.5%

500	Caddo-Bossier Parishes Port Commission, Louisiana, Utility Revenue Refunding Bonds, Series 2011, 5.130%, 4/01/37	4/21 at 100.00	A	536,885

1,000	Kenner Consolidated Sewer District, Louisana, Sewer Revenue Bonds, Series 2011, 5.000%, 11/01/36 – AGM Insured	11/21 at 100.00	AA	1,069,910

1,500	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, East Baton Rouge Sewerage Commission Projects, Subordinate Lien Series 2014A., 5.000%, 2/01/39	2/24 at 100.00	AA–	1,651,455

1,500	Terrebonne Parish Waterworks District 1, Louisiana, Water Revenue Bonds, Series 2012A, 5.000%, 11/01/37	11/22 at 100.00	AA–	1,613,505
4,500	Total Water and Sewer			4,871,755
$102,445	Total Long-Term Investments (cost $103,148,877)			109,961,536
	Floating Rate Obligations – (0.7)%			(750,000)
	Other Assets Less Liabilities – 0.4%			416,811
	Net Assets – 100%			$109,628,347

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

42	Nuveen Investments

Nuveen North Carolina Municipal Bond Fund

Portfolio of Investments May 31, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 98.5%

	MUNICIPAL BONDS – 98.5%

	Education And Civic Organizations – 11.1%

$1,000	Board of Governors of the University of North Carolina, Winston-Salem State University General Revenue Bonds, Series 2013, 5.000%, 4/01/33	4/22 at 100.00	A–	$1,088,750

2,595	East Carolina University, North Carolina, General Revenue Bonds, Series 2014A., 5.000%, 10/01/41	10/23 at 100.00	Aa2	2,903,701

1,930	North Carolina Agricultural & Technical State University, General Revenue Bonds, Series 2013, 5.000%, 10/01/37	No Opt. Call	A1	2,075,059

1,440	North Carolina Capital Facilities Finance Agency, Educational Facilities Revenue Bonds, High Point University, Series 2012, 5.000%, 5/01/32	5/21 at 100.00	BBB+	1,517,789

	North Carolina Capital Facilities Financing Agency, Educational Facilities Revenue Bond, Meredith College, Series 2008A:
1,180	6.000%, 6/01/31	6/18 at 100.00	BBB	1,273,515
60	6.130%, 6/01/35	6/18 at 100.00	BBB	64,639

3,000	North Carolina Capital Facilities Financing Agency, Educational Facility Revenue Bonds, Wake Forest University, Series 2009, 5.000%, 1/01/38	1/19 at 100.00	AA	3,365,160

2,000	North Carolina State University at Raleigh, General Revenue Bonds, Series 2013A, 5.000%, 10/01/42	No Opt. Call	Aa1	2,263,460

10,000	University of North Carolina, Chapel Hill, System Net Revenue Bonds, Series 2007, 5.000%, 12/01/36	12/17 at 100.00	AAA	11,213,000

	University of North Carolina, Chapel Hill, Utilities System Revenue Refunding Bonds, Series 1997:
4,000	0.000%, 8/01/15	No Opt. Call	Aaa	3,986,240
4,265	0.000%, 8/01/18	No Opt. Call	Aaa	4,092,310
2,750	0.000%, 8/01/20	No Opt. Call	Aaa	2,495,652

785	University of North Carolina, Charlotte, Certificates of Participation, Student Housing Project, Series 2005, 5.000%, 3/01/21 – AMBAC Insured	3/15 at 100.00	A	812,428

4,000	University of North Carolina, Charlotte, General Revenue Bonds, Series 2007B, 5.000%, 4/01/32 – AGM Insured	4/17 at 100.00	AA	4,368,560

1,975	University of North Carolina, Charlotte, General Revenue Bonds, Series 2014., 5.000%, 4/01/31	4/24 at 100.00	AA–	2,284,621

1,300	University of North Carolina, Greensboro, General Revenue Bonds, Series 2009A, 5.000%, 4/01/34 – AGC Insured	4/19 at 100.00	AA	1,448,018
42,280	Total Education and Civic Organizations			45,252,902

	Health Care – 17.3%

2,900	Charlotte-Mecklenberg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Refunding Series 2009A, 5.250%, 1/15/39	1/19 at 100.00	AA–	3,234,254

3,050	Charlotte-Mecklenberg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Series 2008A, 5.000%, 1/15/47	1/18 at 100.00	AA–	3,184,017

2,925	Charlotte-Mecklenberg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Series 2011A, 5.130%, 1/15/37	1/21 at 100.00	AA–	3,179,446

Nuveen Investments	43

Nuveen North Carolina Municipal Bond Fund (continued)

Portfolio of Investments May 31, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$1,615	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Refunding Series 2012A, 5.000%, 1/15/31	1/22 at 100.00	AA–	$1,810,835

3,180	Johnston Memorial Hospital Authority, North Carolina, Mortgage Revenue Bonds, Johnston Memorial Hospital Project, Series 2008A, 5.250%, 10/01/36 – AGM Insured	4/18 at 100.00	AA	3,520,960

2,445	New Hanover County, North Carolina, Hospital Revenue Bonds, New Hanover Regional Medical Center, Series 2006B, 5.130%, 10/01/31 – AGM Insured	10/19 at 100.00	AA	2,650,380

3,750	North Carolina Medical Care Commission Health Care Facilities Revenue Bonds Novant Health Inc., Series 2010A, 5.250%, 11/01/40	11/20 at 100.00	AA–	4,045,987

2,770	North Carolina Medical Care Commission, Health Care Facilities Refunding Revenue Bonds, Blue Ridge HealthCare, Series 2010A, 5.000%, 1/01/36	1/20 at 100.00	A	2,869,443

2,000	North Carolina Medical Care Commission, Health Care Facilities Revenue and Refunding Revenue Bonds, Columbus Regional Healthcare System, Series 2013A, 4.000%, 10/01/42	10/22 at 100.00	BBB	1,849,700

3,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Duke University Health System, Series 2012A, 5.000%, 6/01/42	6/22 at 100.00	AA	3,295,260

	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Wake Forest Baptist Obligated Group, Series 2012A:
4,000	4.000%, 12/01/45	12/22 at 100.00	A+	3,915,720
2,000	5.000%, 12/01/45	No Opt. Call	A+	2,144,440

	North Carolina Medical Care Commission, Health Care Facilities Revenue Refunding Bonds, Cape Fear Valley Health System, Series 2012A:
2,200	5.000%, 10/01/25	10/22 at 100.00	A–	2,462,878
2,300	5.000%, 10/01/26	No Opt. Call	A–	2,554,932

5,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Refunding Bonds, WakeMed, Series 2012A, 5.000%, 10/01/27	10/22 at 100.00	AA–	5,622,600

6,000	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Duke University Health System, Series 2010A, 5.000%, 6/01/42	6/20 at 100.00	AA	6,441,480

	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Scotland Memorial Hospital, Series 1999:
455	5.500%, 10/01/19 – RAAI Insured	10/14 at 100.00	BBB	456,033
1,385	5.500%, 10/01/29 – RAAI Insured	10/14 at 100.00	BBB	1,386,496

	North Carolina Medical Care Commission, Healthcare Revenue Refunding Bonds, Novant Health Inc., Series 2006:
125	5.000%, 11/01/34	11/16 at 100.00	AA–	128,665
1,650	5.000%, 11/01/39	11/16 at 100.00	AA–	1,693,378

2,000	North Carolina Medical Care Commission, Hospital Revenue Bonds, Southeastern Regional Medical Center, Refunding Series 2012, 5.000%, 6/01/32	6/22 at 100.00	A	2,149,980

500	North Carolina Medical Care Commission, Revenue Bonds, Blue Ridge Healthcare System, Series 2005, 5.000%, 1/01/33 – FGIC Insured	1/15 at 100.00	AA–	502,245

7,040	North Carolina Medical Care Commission, Revenue Bonds, Hugh Chatham Memorial Hospital, Series 2007, 5.000%, 8/01/35 – NPFG Insured	2/17 at 100.00	AA–	7,221,562

750	Northern Hospital District of Surry County, North Carolina, Health Care Facilities Revenue Bonds, Series 2008, 6.250%, 10/01/38	4/18 at 100.00	BBB	807,202

44	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

	Onslow County Hospital Authority, North Carolina, FHA Insured Mortgage Revenue Bonds, Onslow Memorial Hospital Project, Series 2006:
$1,255	5.000%, 4/01/31 – NPFG Insured	10/16 at 100.00	AA–	$1,291,131
2,055	5.000%, 10/01/34 – NPFG Insured	10/16 at 100.00	AA–	2,106,293
66,350	Total Health Care			70,525,317

	Housing/Multifamily – 0.8%

3,000	Charlotte Housing Authority, North Carolina, Capital Fund Program Revenue Bonds, Strwan and Parktowne Rehabilitation Project, Series 2011, 4.550%, 12/01/31	12/21 at 100.00	A+	3,162,720

	Housing/Single Family – 1.4%

1,675	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, Series 2007-29A, 4.800%, 7/01/33	1/17 at 100.00	AA	1,700,142

2,800	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, Series 2011-1, 4.500%, 1/01/28	1/21 at 100.00	AA	2,986,256

1,125	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, Series 25-A, 4.900%, 7/01/37	7/16 at 100.00	AA	1,139,411
5,600	Total Housing/Single Family			5,825,809

	Long-Term Care – 0.7%

1,000	North Carolina Medical Care Commission, First Mortgage Revenue Bonds, The Forest at Duke, Inc., Series 2007, 5.130%, 9/01/27	9/17 at 100.00	BBB+	1,036,400

600	North Carolina Medical Care Commission, Revenue Bonds, Pines at Davidson, Series 2006A, 5.000%, 1/01/36	1/16 at 100.00	A–	605,712

1,145	North Carolina Medical Care Commission, Revenue Bonds, United Methodist Retirement Homes Inc., Refunding Series 2013A, 5.000%, 10/01/33	10/23 at 100.00	N/R	1,147,634
2,745	Total Long-Term Care			2,789,746

	Tax Obligation/General – 1.0%

1,500	Forsyth County, North Carolina, General Obligation Bonds, Limited Obligation Series 2009, 5.000%, 4/01/30	4/20 at 100.00	AA+	1,658,190

2,115	Wake County, North Carolina, Limited Obligation Bonds, Series 2010, 5.000%, 1/01/37	1/20 at 100.00	AA+	2,406,637
3,615	Total Tax Obligation/General			4,064,827

	Tax Obligation/Limited – 15.4%

	Asheville, North Carolina, Limited Obligation Bonds, Series 2012:
300	5.000%, 4/01/30	4/22 at 100.00	AA	334,401
350	5.000%, 4/01/32	4/22 at 100.00	AA	386,830

3,870	Catawba County, North Carolina, Certificates of Participation, Series 2005, 5.000%, 6/01/25 – NPFG Insured	6/15 at 100.00	Aa2	4,045,001

1,260	Charlotte, North Carolina, Storm Water Fee Revenue Bonds, Series 2004, 5.000%, 6/01/34	6/14 at 100.00	AAA	1,264,763

	Dare County, North Carolina, Certificates of Participation, Limited Obligation Series 2012B:
610	5.000%, 6/01/22	No Opt. Call	AA–	731,085
270	5.000%, 6/01/23	6/22 at 100.00	AA–	319,440

Nuveen Investments	45

Nuveen North Carolina Municipal Bond Fund (continued)

Portfolio of Investments May 31, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

	Fayetteville Finance Corporation, North Carolina, Installment Payment Revenue Bonds, Municipal Building Project, Series 2005:
$1,990	5.250%, 2/01/17 – NPFG Insured	2/15 at 100.00	AA	$2,055,929
910	5.250%, 2/01/19 – NPFG Insured	2/15 at 100.00	AA	940,021

	Harnett County, North Carolina, Certificates of Participation, Series 2007A:
2,770	5.000%, 12/01/23 – AGM Insured	12/17 at 100.00	AA	3,122,372
1,520	5.000%, 12/01/24 – AGM Insured	12/17 at 100.00	AA	1,675,420

1,056	Hillsborough, North Carolina, Special Assessement Revenue Bonds, Series 2013, 7.750%, 2/01/24	2/23 at 100.00	N/R	1,117,491

1,225	Iredell County, North Carolina, Certificates of Participation, Iredell County School Project, Series 2006, 5.000%, 6/01/25 – AMBAC Insured	6/16 at 100.00	AA–	1,327,704

1,265	Montgomery County, North Carolina, Certificates of Participation, Series 2007B, 5.000%, 2/01/30 – AMBAC Insured	2/17 at 100.00	A–	1,313,057

	North Carolina Infrastructure Finance Corporation, Certificates of Participation, State Repair, Series 2007B:
3,750	5.000%, 6/01/22 – AMBAC Insured	6/17 at 100.00	AA+	4,202,100
3,750	5.000%, 6/01/23 – AMBAC Insured	6/17 at 100.00	AA+	4,198,575

	North Carolina Turnpike Authority, Monroe Connector System State Appropriation Bonds, Series 2011:
765	5.000%, 7/01/20	No Opt. Call	AA	914,290
1,795	5.000%, 7/01/29	7/21 at 100.00	AA	2,034,237
9,375	5.000%, 7/01/36	7/21 at 100.00	AA	10,333,969
500	5.000%, 7/01/41	7/21 at 100.00	AA	551,145

	Pitt County, North Carolina, Certificate of Participation, Series 2007:
1,265	5.000%, 4/01/25 – NPFG Insured	4/18 at 100.00	AA	1,425,756
1,175	5.000%, 4/01/26 – NPFG Insured	4/18 at 100.00	AA	1,324,319
1,395	5.000%, 4/01/27 – NPFG Insured	4/18 at 100.00	AA	1,557,364
1,240	5.000%, 4/01/28 – NPFG Insured	4/18 at 100.00	AA	1,382,525

4,190	Raleigh, North Carolina, Certificates of Participation, Series 2007, 5.000%, 2/01/27	2/17 at 100.00	AA+	4,565,969

2,950	Sampson Area Development Corporation, Sampson County, North Carolina, Installment Payment Revenue Bonds, Series 2010, 5.250%, 6/01/24 – AGM Insured	No Opt. Call	AA	3,460,586

1,000	Sampson County, North Carolina, Certificates of Participation, Series 2006, 5.000%, 6/01/34 – AGM Insured	6/17 at 100.00	AA	1,087,010

1,975	Wilmington, North Carolina, Certificates of Participation, Series 2008A, 5.000%, 6/01/33	6/18 at 100.00	AA	2,188,932

1,000	Wilmington, North Carolina, Storm Water Fee Revenue Bonds, Series 2007, 5.000%, 6/01/33 – AMBAC Insured	6/17 at 100.00	AA	1,090,780

1,700	Wilson County, North Carolina, Certificates of Participation, School Facilities Project, Series 2007, 5.000%, 4/01/25 – AMBAC Insured	4/17 at 100.00	Aa3	1,883,515

1,635	Wilson, North Carolina, Certificates of Participation, Public Facilities, Series 2007A, 5.000%, 5/01/25 – AGC Insured	5/17 at 100.00	AA	1,787,513
56,856	Total Tax Obligation/Limited			62,622,099

	Transportation – 16.7%

6,000	Charlotte, North Carolina, Airport Revenue Bonds, Charlotte Douglas International Refunding Series 2010A, 5.500%, 7/01/34	7/20 at 100.00	Aa3	6,748,680

46	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Transportation (continued)

$10,280	Charlotte, North Carolina, Airport Revenue Bonds, Charlotte Douglas International Refunding Series 2010B, 5.380%, 7/01/28	7/20 at 100.00	Aa3	$11,498,283

900	Charlotte, North Carolina, Airport Revenue Bonds, Series 2004A, 5.250%, 7/01/24 – NPFG Insured	7/14 at 100.00	AA–	903,744

5,000	Charlotte, North Carolina, Airport Revenue Bonds, Series 2007A, 5.000%, 7/01/36 – AMBAC Insured	7/17 at 100.00	Aa3	5,477,400

3,000	Charlotte, North Carolina, Special Facility Refunding Revenue Bonds, Charlotte/Douglas International Airport, US Airways, Inc. Project, Series 1998, 5.600%, 7/01/27	8/14 at 100.00	N/R	3,008,250

3,300	North Carolina State Ports Authority, Port Facilities Revenue Bonds, Senior Lien Series 2010A, 5.250%, 2/01/40	2/20 at 100.00	A3	3,563,637

25	North Carolina State Ports Authority, Port Facilities Revenue Bonds, Senior Lien Series 2010B, 5.000%, 2/01/29	2/20 at 100.00	A3	27,133

	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Series 2009A:
245	5.250%, 1/01/23 – AGC Insured	1/19 at 100.00	AA	273,849
115	5.130%, 1/01/24 – AGC Insured	1/19 at 100.00	AA	127,238
50	5.380%, 1/01/26 – AGC Insured	1/19 at 100.00	AA	55,584
10,235	5.750%, 1/01/39 – AGC Insured	1/19 at 100.00	AA	11,309,880

	North Carolina Turnpike Authority, Triangle Expressway System Senior Lien Revenue Bonds, Series 2009B:
3,500	0.000%, 1/01/35 – AGC Insured	No Opt. Call	AA	1,457,960
20,640	0.000%, 1/01/36 – AGC Insured	No Opt. Call	AA	8,067,763
19,840	0.000%, 1/01/37 – AGC Insured	No Opt. Call	AA	7,408,851
14,695	0.000%, 1/01/38 – AGC Insured	No Opt. Call	AA	5,254,638

1,525	Raleigh Durham Airport Authority, North Carolina, Airport Revenue Bonds, Refunding Series 2010A, 5.000%, 5/01/36	5/20 at 100.00	Aa3	1,719,666

1,000	Raleigh Durham Airport Authority, North Carolina, Airport Revenue Bonds, Series 2007., 5.000%, 5/01/37 – FGIC Insured (Alternative Minimum Tax)	5/17 at 100.00	AA+	1,052,190
100,350	Total Transportation			67,954,746

	U.S. Guaranteed – 12.3% (4)

	Albemarle Hospital Authority, North Carolina, Health Care Facilities Revenue Bonds, Series 2007:
3,005	5.250%, 10/01/27 (Pre-refunded 10/01/17)	10/17 at 100.00	N/R (4)	3,446,434
2,275	5.250%, 10/01/38 (Pre-refunded 10/01/17)	10/17 at 100.00	N/R (4)	2,609,198

1,550	Appalachian State University, North Carolina, Revenue Bonds, Series 2005, 5.250%, 7/15/17 – NPFG Insured (Pre-refunded 7/15/15)	7/15 at 100.00	Aa3 (4)	1,638,288

1,000	Buncombe County, North Carolina, Certificates of Participation, Series 2005, 5.000%, 4/01/22 – AMBAC Insured (Pre-refunded 4/01/15)	4/15 at 100.00	AA+ (4)	1,040,680

1,470	Burke County, North Carolina, Certificates of Participation, Series 2006A, 5.000%, 4/01/22 – AMBAC Insured (Pre-refunded 4/01/16)	4/16 at 100.00	A1 (4)	1,596,405

450	Charlotte-Mecklenburg Hospital Authority, North Carolina, Healthcare System Revenue Bonds, DBA Carolinas Healthcare System, Series 2005A, 5.000%, 1/15/45 (Pre-refunded 1/15/15)	1/15 at 100.00	AA+ (4)	463,640

1,135	Craven County, North Carolina, Certificates of Participation, Series 2007, 5.000%, 6/01/23 – NPFG Insured (Pre-refunded 6/01/17)	6/17 at 100.00	AA– (4)	1,283,515

Nuveen Investments	47

Nuveen North Carolina Municipal Bond Fund (continued)

Portfolio of Investments May 31, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	U.S. Guaranteed (4) (continued)

	Greensboro, North Carolina, Combined Enterprise System Revenue Bonds, Series 2005A:
$1,690	5.000%, 6/01/25 (Pre-refunded 6/01/15)	6/15 at 100.00	AAA	$1,772,050
610	5.000%, 6/01/26 (Pre-refunded 6/01/15)	6/15 at 100.00	AAA	639,616

1,090	Johnston County, North Carolina, General Obligation Bonds, Series 2005, 5.250%, 2/01/17 – FGIC Insured (Pre-refunded 2/01/15)	2/15 at 100.00	AA+ (4)	1,127,354

2,315	Johnston County, North Carolina, General Obligation Bonds, Series 2007, 5.000%, 2/01/24 – FGIC Insured (Pre-refunded 2/01/17)	2/17 at 100.00	AA+ (4)	2,592,592

1,005	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 1991A, 6.500%, 1/01/18 (ETM)	No Opt. Call	Aaa	1,209,286

4,400	North Carolina Infrastructure Finance Corporation, Certificates of Participation, Capital Improvements, Series 2005A, 5.000%, 2/01/19 (Pre-refunded 2/01/15)	2/15 at 100.00	AA+ (4)	4,542,208

3,000	North Carolina Infrastructure Finance Corporation, Lease Purchase Revenue Bonds, North Carolina Facilities Project, Series 2004, 5.000%, 11/01/21 (Pre-refunded 11/01/14)	11/14 at 100.00	AA+ (4)	3,061,230

5,660	North Carolina Medical Care Commission, FHA-Insured Mortgage Revenue Bonds, Morehead Memorial Hospital Project, Series 2005, 5.000%, 11/01/30 – AGM Insured (Pre-refunded 5/01/15)	5/15 at 100.00	AA (4)	5,910,964

3,580	North Carolina Medical Care Commission, Hospital Revenue Bonds, Wilson Medical Center, Series 2007, 5.000%, 11/01/20 (Pre-refunded 11/01/17)	11/17 at 100.00	N/R (4)	4,096,737

1,250	North Carolina Medical Care Commission, Revenue Bonds, Northeast Medical Center, Series 2004, 5.000%, 11/01/24 (Pre-refunded 11/01/14)	11/14 at 100.00	N/R (4)	1,275,013

	North Carolina State, General Obligation Bonds, Series 2005A:
1,655	5.000%, 3/01/19 (Pre-refunded 3/01/15)	3/15 at 100.00	N/R (4)	1,715,126
105	5.000%, 3/01/19 (Pre-refunded 3/01/15)	3/15 at 100.00	AAA	108,831

	Orange County, North Carolina, Certificates of Participation, Public Improvement Project, Series 2006A:
1,080	5.000%, 4/01/20 – AMBAC Insured (Pre-refunded 4/01/16)	4/16 at 100.00	AA+ (4)	1,172,869
1,105	5.000%, 4/01/21 – AMBAC Insured (Pre-refunded 4/01/16)	4/16 at 100.00	AA+ (4)	1,200,019

1,000	Orange Water and Sewerage Authority, North Carolina, Water and Sewerage System Revenue Bonds, Series 2004A, 5.250%, 7/01/20 (Pre-refunded 7/01/14)	7/14 at 100.00	AA+ (4)	1,004,420

2,335	Raleigh, North Carolina, Combined Enterprise System Revenue Bonds, Series 2005, 5.000%, 3/01/21 (Pre-refunded 3/01/15)	3/15 at 100.00	AAA	2,420,554

2,990	Raleigh, North Carolina, Combined Enterprise System Revenue Bonds, Series 2006A, 5.000%, 3/01/36 (Pre-refunded 3/01/16)	3/16 at 100.00	N/R (4)	3,240,532

1,000	Wilmington, North Carolina, Certificates of Participation, Series 2004, 5.250%, 9/01/24 – AMBAC Insured (Pre-refunded 9/01/14)	9/14 at 100.00	Aa2 (4)	1,012,800
46,755	Total U.S. Guaranteed			50,180,361

	Utilities – 5.9%

1,000	Fayetteville Public Works Commission, North Carolina, Revenue Bonds, Series 2009B, 5.000%, 3/01/35	3/19 at 100.00	AA	1,124,120

3,875	Monroe, North Carolina, Combined Enterprise System Revenue Bonds, Series 2008A, 5.000%, 3/01/33 – AGC Insured	3/18 at 100.00	AA	4,256,726

5,700	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2009B, 5.000%, 1/01/26	1/19 at 100.00	A–	6,273,420

48	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utilities (continued)

	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 1993B:
$5,320	6.000%, 1/01/18 – AMBAC Insured	No Opt. Call	Baa1	$6,249,511
15	6.000%, 1/01/22 – FGIC Insured	No Opt. Call	A3	18,695
520	6.000%, 1/01/22 – RAAI Insured	No Opt. Call	Baa1	648,097
210	6.000%, 1/01/26	No Opt. Call	A–	269,957

340	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 2008A, 5.000%, 1/01/23	1/18 at 100.00	A–	376,305

1,400	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding Series 2009A, 5.000%, 1/01/30	1/19 at 100.00	A	1,559,348

2,000	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 2008C, 5.250%, 1/01/20	1/18 at 100.00	A	2,250,800

1,000	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 2012B., 5.000%, 1/01/21	No Opt. Call	A	1,185,260
21,380	Total Utilities			24,212,239

	Water And Sewer – 15.9%

1,000	Asheville, North Carolina, Water System Revenue Bonds, Series 2007, 5.000%, 8/01/32 – NPFG Insured	8/17 at 100.00	AA	1,095,760

7,900	Brunswick County, North Carolina, Enterprise System Revenue Bonds, Series 2008A, 5.000%, 4/01/31 – AGM Insured	4/18 at 100.00	AA	8,739,217

1,465	Brunswick County, North Carolina, Enterprise Systems Revenue Refunding Bonds, Series 2012A, 5.000%, 4/01/28	4/22 at 100.00	AA–	1,696,162

5,140	Cape Fear Public Utility Authority, North Carolina, Water & Sewer System Revenue Bonds, Series 2008, 5.000%, 8/01/35	8/18 at 100.00	AA	5,723,442

2,000	Charlotte, North Carolina, Water and Sewer System Revenue Bonds, Series 2009B, 5.000%, 7/01/38	7/20 at 100.00	AAA	2,263,480

2,825	Charlotte, North Carolina, Water and Sewerage System Revenue Bonds, Series 2005A, 5.000%, 12/01/21	12/14 at 102.00	AAA	2,948,283

1,075	Charlotte, North Carolina, Water and Sewerage System Revenue Bonds, Series 2008, 5.000%, 7/01/38	7/18 at 100.00	AAA	1,202,721

250	Dare County, North Carolina, Utilities System Revenue Bonds, Series 2011, 5.000%, 2/01/41	2/21 at 100.00	AA	271,890

6,400	Durham, North Carolina, Utility System Revenue Bonds, Refunding Series 2011, 5.000%, 6/01/41	6/21 at 100.00	AAA	7,035,456

5,615	Harnett County, North Carolina, Enterprise System Revenue Bonds, Series 2007A, 5.000%, 5/01/27 – AGM Insured	5/17 at 100.00	AA	6,155,556

2,080	High Point, North Carolina, Combined Enterprise System Revenue Bonds, Series 2008, 5.000%, 11/01/33 – AGM Insured	11/18 at 100.00	AAA	2,350,462

1,000	High Point, North Carolina, Combined Enterprise System Revenue Bonds, Series 2014., 5.000%, 11/01/39	11/24 at 100.00	AAA	1,142,670

1,000	Metropolitan Sewerage District of Buncombe County, North Carolina, Sewerage System Revenue Bonds, Series 2014., 5.000%, 7/01/39	7/24 at 100.00	AA+	1,140,670

4,000	Oak Island, North Carolina, Enterprise System Revenue Bonds, Series 2008A, 5.000%, 6/01/33 – NPFG Insured	6/18 at 100.00	AA–	4,375,920

Nuveen Investments	49

Nuveen North Carolina Municipal Bond Fund (continued)

Portfolio of Investments May 31, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Water And Sewer (continued)

	Oak Island, North Carolina, Enterprise System Revenue Bonds, Series 2009A:
$500	5.750%, 6/01/26	6/19 at 100.00	AA	$565,465
3,500	6.000%, 6/01/34 – AGC Insured	6/19 at 100.00	AA	3,921,400
1,500	6.000%, 6/01/36 – AGC Insured	6/19 at 100.00	AA	1,676,940

	Onslow County, North Carolina, Combined Enterprise System Revenue Bonds, Series 2004B:
515	5.000%, 6/01/23 – SYNCORA GTY Insured	6/14 at 100.00	A+	516,911
1,030	5.000%, 6/01/24 – SYNCORA GTY Insured	6/14 at 100.00	A+	1,033,893

1,450	Raleigh, North Carolina, Combined Enterprise System Revenue Bonds, Refunding Series 2012A, 5.000%, 3/01/30	3/22 at 100.00	AAA	1,674,692

	Raleigh, North Carolina, Combined Enterprise System Revenue Bonds, Series 2006A:
30	4.500%, 3/01/36	3/16 at 100.00	AAA	31,468
4,010	5.000%, 3/01/36	3/16 at 100.00	AAA	4,267,322

5,000	Wilmington, North Carolina, Water and Sewer Revenue Bonds, Series 2005, 5.000%, 6/01/34 – AGM Insured	6/15 at 100.00	AA	5,177,400
59,285	Total Water and Sewer			65,007,180
$408,216	Total Long-Term Investments (cost $370,471,025)			401,597,946
	Other Assets Less Liabilities – 1.5%			6,034,811
	Net Assets – 100%			$407,632,757

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(ETM)	Escrowed to maturity.

See accompanying notes to financial statements.

50	Nuveen Investments

Nuveen Tennessee Municipal Bond Fund

Portfolio of Investments May 31, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 99.3%

	MUNICIPAL BONDS – 99.3%

	Education And Civic Organizations – 7.1%

$3,500	Claiborne County Industrial Development Board, Tennessee, Revenue Refunding Bonds, Lincoln Memorial University Project, Series 2010, 6.130%, 10/01/40	10/20 at 100.00	N/R	$3,735,760

	Claiborne County, Tennessee, Industrial Development Board, Revenue Refunding Bonds, Lincoln Memorial University Project, Series 2009:
900	6.130%, 10/01/29	10/19 at 100.00	N/R	973,728
1,090	6.380%, 10/01/34	10/19 at 100.00	N/R	1,180,808
1,740	6.630%, 10/01/39	10/19 at 100.00	N/R	1,884,803

	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Belmont University Project, Series 2012:
660	5.000%, 11/01/27	11/21 at 100.00	BBB+	727,353
1,300	5.000%, 11/01/28	11/21 at 100.00	BBB+	1,423,305
1,295	5.000%, 11/01/29	11/21 at 100.00	BBB+	1,409,012
1,495	5.000%, 11/01/30	11/21 at 100.00	BBB+	1,619,548
710	5.000%, 11/01/31	11/21 at 100.00	BBB+	764,855

11,000	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Vanderbilt University, Series 2009A, 5.000%, 10/01/39 (UB) (4)	10/19 at 100.00	AA+	12,304,710

1,250	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Refunding Bonds, Vanderbilt University, Series 2012D, 5.000%, 10/01/30	No Opt. Call	AA+	1,441,600

3,475	Shelby County Health, Educational and Housing Facility Board, Tennessee, Educational Facilities Revenue Bonds, Rhodes College, Series 2011, 5.500%, 8/01/40	No Opt. Call	A+	3,875,980
28,415	Total Education and Civic Organizations			31,341,462

	Health Care – 15.3%

900	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Catholic Health Initiatives, Series 2008D, 6.250%, 10/01/33	10/18 at 100.00	A+	1,038,735

	Chattanooga-Hamilton County Hospital Authority, Tennessee, Hospital Revenue Bonds, Erlanger Health System, Refunding Series 2004:
2,000	5.000%, 10/01/18 – AGM Insured	No Opt. Call	AA	2,270,220
1,000	5.000%, 10/01/22 – AGM Insured	10/19 at 100.00	AA	1,110,660

1,000	Franklin County Industrial Building Authority, Georgia, Revenue Bonds, Ty Cobb Regional Medical Center Project, Series 2010, 8.000%, 12/01/40	12/20 at 100.00	N/R	825,280

3,000	Jackson, Tennessee, Hospital Revenue Refunding Bonds, Jackson-Madison County General Hospital Project, Series 2008, 5.750%, 4/01/41	4/18 at 100.00	A+	3,254,760

	Johnson City Health and Educational Facilities Board, Tennessee, Hospital Revenue Bonds, Mountain States Health Alliance, Refunding Series 2010A:
905	5.380%, 7/01/25	7/20 at 100.00	BBB+	996,224
200	5.630%, 7/01/30	7/20 at 100.00	BBB+	219,546
1,250	6.000%, 7/01/38	7/20 at 100.00	BBB+	1,399,562

Nuveen Investments	51

Nuveen Tennessee Municipal Bond Fund (continued)

Portfolio of Investments May 31, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

	Johnson City Health and Educational Facilities Board, Tennessee, Revenue Bonds, Mountain States Health Alliance, Series 2006A:
$100	5.500%, 7/01/31	7/16 at 100.00	BBB+	$104,520
5,000	5.500%, 7/01/36	7/16 at 100.00	BBB+	5,207,500

	Knox County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, University Health System, Inc., Series 2007:
2,055	5.250%, 4/01/27	4/17 at 100.00	BBB+	2,143,858
4,000	5.250%, 4/01/36	4/17 at 100.00	BBB+	4,115,280

	Knox County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Refunding Bonds, Covenant Health, Series 2006:
10,000	0.000%, 1/01/35	1/17 at 41.04	A	3,164,700
8,930	0.000%, 1/01/36	1/17 at 38.98	A	2,634,796
1,955	0.000%, 1/01/38	1/17 at 35.16	A	504,801
5,000	0.000%, 1/01/39	1/17 at 33.38	A	1,219,450
5,820	0.000%, 1/01/40 – AGM Insured	1/17 at 31.68	AA	1,610,394
18,145	0.000%, 1/01/42	1/17 at 28.53	A	3,692,508

10,000	Rutherford County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Ascension Health Group, Series 2010C, 5.000%, 11/15/40	11/19 at 100.00	AA+	10,767,600

5,000	Rutherford County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Ascension Health Group, Series 2012C, 5.000%, 11/15/47	11/21 at 100.00	AA+	5,411,750

2,500	Shelby County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Methodist Healthcare, Series 2004, 5.250%, 9/01/27 – AGM Insured	3/18 at 100.00	AA	2,685,250

7,500	Shelby County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds, St Jude’s Childrens Hospital, Series 2006, 5.000%, 7/01/36	7/16 at 100.00	AAA	8,009,850

5,000	Sullivan County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Wellmont Health System, Series 2006C, 5.250%, 9/01/36	9/16 at 100.00	BBB+	5,204,200
101,260	Total Health Care			67,591,444

	Housing/Multifamily – 7.8%

4,000	Chattanooga Health, Educational, and Housing Facility Board, Tennessee, Revenue Refunding Bonds, CDFI Phase I, LLC Project, Series 2005A, 5.130%, 10/01/35	10/15 at 100.00	BBB	4,030,800

5,720	Hendersonville Industrial Development Board, Tennessee, Multifamily Housing Revenue Bonds, Hickory Pointe Poject, Series 2010, 4.880%, 12/01/25	No Opt. Call	AA+	6,518,626

1,500	Kingsport Industrial Development Board, Tennessee, Multifamily Housing Revenue Bonds, Model City Apartments Project, Series 2009, 5.000%, 7/20/29	7/19 at 100.00	N/R	1,558,740

2,715	Knox County Health, Educational and Housing Facilities Board, Tennessee, Multifamily Housing Revenue Bonds, Eastowne Village Project, Refunding Series 2001, 4.000%, 6/01/31 (Mandatory Put 6/01/21)	6/18 at 100.00	N/R	2,917,322

1,395	McMinnville-Warren County Industrial Development Board, Tennessee, Multifamily Housing Revenue Bonds, Beersheba Heights Towers, Series 2009, 5.500%, 11/20/39	10/19 at 100.00	AAA	1,499,388

3,975	Memphis Health, Educational and Housing Facilities Board, Tennessee, Multifamily Housing Revenue Bonds, Goodwill Village Apartments, Series 2010A, 6.000%, 12/01/40	12/20 at 100.00	A–	4,109,832

52	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Multifamily (continued)

$3,445	Memphis Health, Educational and Housing Facilities Board, Tennessee, Multifamily Housing Revenue Bonds, Serenity Towers Apartments, Series 2014A., 5.625%, 3/01/36	3/24 at 100.00	A	$3,595,788

5,450	Metropolitan Governemnt of Nashville & Davidson County Health and Educational Facilities Board, Tennessee, Multifamily Housing Revenue Bonds, Parkwood Villa Apartments Project, Series 2010, 4.600%, 3/01/40 (Mandatory Put 3/01/25)	3/20 at 100.00	AA+	5,839,457

	Rutherford County Health and Educational Facilities Board, Tennessee, Multifamily Housing Revenue Bonds, Spring Valley Apartments Project, Series 2010A:
500	5.130%, 10/01/30	10/20 at 100.00	A–	502,110
3,700	5.850%, 10/01/46	10/20 at 100.00	A–	3,808,077
32,400	Total Housing/Multifamily			34,380,140

	Housing/Single Family – 1.2%

10	Hamilton County, Tennessee, GNMA Certificates Single Family Mortgage Revenue Bonds, Home Purchase and Rehabilitation Program, Series 1990, 8.000%, 9/01/23 (Alternative Minimum Tax)	9/14 at 100.00	AA	10,090

930	Tennessee Housing Development Agency, Homeownership Program Bonds, Series 2009-1, 5.000%, 7/01/29	7/18 at 100.00	AA+	981,029

	Tennessee Housing Development Agency, Homeownership Program Bonds, Series 2011-1A:
3,080	4.350%, 7/01/22 (Alternative Minimum Tax)	1/21 at 100.00	AA+	3,303,977
945	4.500%, 7/01/23 (Alternative Minimum Tax)	1/21 at 100.00	AA+	1,009,903
4,965	Total Housing/Single Family			5,304,999

	Long-Term Care – 1.0%

	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Refunding Bonds, Blakeford at Green Hills, Refunding & Improvement Series 2012:
1,500	5.000%, 7/01/27	7/22 at 100.00	BBB	1,614,525
1,340	5.000%, 7/01/32	7/22 at 100.00	BBB	1,418,457
1,200	5.000%, 7/01/37	7/22 at 100.00	BBB	1,251,816
4,040	Total Long-Term Care			4,284,798

	Tax Obligation/General – 17.7%

4,000	Blount County, Tennessee, General Obligation Bonds, Refunding Series 2011., 5.000%, 6/01/23	6/21 at 100.00	AA	4,713,320

250	Franklin Special School District, Williamson County, Tennessee, General Obligation Bonds, Series 2009A, 5.000%, 6/01/33	6/19 at 100.00	Aa1	288,175

	Gibson County School District, Tennessee, Revenue Bonds, Series 2007:
1,000	5.000%, 4/01/25 – AGM Insured	4/17 at 100.00	AA	1,108,840
1,000	5.000%, 4/01/26 – AGM Insured	4/17 at 100.00	AA	1,097,050
1,000	5.000%, 4/01/27 – AGM Insured	4/17 at 100.00	AA	1,094,130
1,000	5.000%, 4/01/31 – AGM Insured	4/17 at 100.00	AA	1,085,470

1,365	Greene County, Tennessee, General Obligation Bonds, Series 2005B, 5.000%, 6/01/22 – NPFG Insured	6/16 at 100.00	A1	1,476,029

3,700	Knoxville County, Tennessee, General Obligation Bonds, Series 2002, 5.500%, 4/01/15	No Opt. Call	AA+	3,864,872

Nuveen Investments	53

Nuveen Tennessee Municipal Bond Fund (continued)

Portfolio of Investments May 31, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

$4,000	Memphis, Tennessee, General Obligation Bonds, Refunding General Improvement Series 2011, 5.000%, 5/01/36	5/21 at 100.00	AA	$4,418,800

1,300	Metropolitan Government of Nashville-Davidson County, Tennessee, General Obligation Bonds, Refunding & Improvement Series 2010A, 5.000%, 7/01/25	7/20 at 100.00	AA	1,536,327

	Metropolitan Government of Nashville-Davidson County, Tennessee, General Obligation Bonds, Refunding Series 2012:
1,150	5.000%, 7/01/22	No Opt. Call	AA	1,401,620
7,880	5.000%, 7/01/23	7/22 at 100.00	AA	9,503,122

2,500	Metropolitan Government of Nashville-Davidson County, Tennessee, General Obligation Bonds, Tender Option Bond Trust 2013-A, 18.330%, 7/01/27 (IF)	7/23 at 100.00	AA	4,395,400

600	Montgomery County, Tennessee, General Obligation Bonds, School & Public Improvement Series 2011, 5.000%, 4/01/21	No Opt. Call	AA+	726,420

4,250	Pigeon Forge Industrial Development Board, Tennesse, Revenue Bonds, Public Facility, Series 2011, 5.000%, 6/01/34	6/21 at 100.00	AA	4,733,565

	Putnam County, Tennessee, General Obligation School Refunding Bonds, Series 2001:
1,000	5.250%, 4/01/18 – FGIC Insured	No Opt. Call	Aa2	1,160,790
2,960	5.250%, 4/01/19 – FGIC Insured	No Opt. Call	Aa2	3,500,200
2,645	5.250%, 4/01/20 – FGIC Insured	No Opt. Call	Aa2	3,162,918

3,460	Shelby County, Tennessee, General Obligation Bonds, Series 2005A, 5.000%, 4/01/17 – AMBAC Insured	4/15 at 100.00	AA+	3,597,327

1,645	Smith County, Tennessee, General Obligation Bonds, Series 2005, 5.000%, 4/01/20 – AMBAC Insured	4/15 at 102.00	N/R	1,740,097

1,750	Sullivan County, Tennessee, General Obligation Bonds, Series 2004, 5.000%, 5/01/17 – AMBAC Insured	5/15 at 102.00	Aa2	1,860,513

1,965	Sullivan County, Tennessee, General Obligation Bonds, Series 2005, 5.000%, 4/01/24 – AMBAC Insured	4/15 at 102.00	Aa2	2,078,597

3,050	Sumner County, Tennessee, General Obligation Bonds, Refunding Series 2011, 5.000%, 6/01/23 Tennessee State, General Obligation Bonds, Series 2011A:	6/21 at 100.00	AA+	3,602,569
5,000	5.000%, 10/01/21	No Opt. Call	Aaa	6,125,650
1,000	5.000%, 10/01/30	10/21 at 100.00	Aaa	1,163,310

4,340	Williamson County, Tennessee, General Obligation Bonds, Refunding Series 2012B, 5.000%, 3/01/20	No Opt. Call	Aaa	5,189,251

1,435	Williamson County, Tennessee, General Obligation Bonds, Rural School, Series 2004, 5.000%, 4/01/18	No Opt. Call	Aaa	1,656,650

1,730	Wilson County, Tennessee, General Obligation Bonds, Refunding Series 2012, 5.000%, 4/01/23	4/22 at 100.00	AA	2,065,239
66,975	Total Tax Obligation/General			78,346,251

	Tax Obligation/Limited – 2.7%

	Metropolitan Government Nashville & Davidson County Convention Center Authority, Tennessee, Tourism Tax Revenue Bonds, Series 2010A-1:
1,425	5.000%, 7/01/21 – AGM Insured	No Opt. Call	AA	1,662,177
1,000	5.000%, 7/01/22	7/20 at 100.00	A1	1,154,070
1,035	5.000%, 7/01/26	7/20 at 100.00	A1	1,160,670

1,500	Tennessee State School Bond Authority, Higher Educational Facilities Second Program Bonds, Series 2005A, 5.000%, 5/01/25 – NPFG Insured	5/15 at 100.00	Aa1	1,564,515

54	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$545	Tennessee State School Bond Authority, Higher Educational Facilities Second Program Bonds, Series 2009A, 5.000%, 5/01/39	5/19 at 100.00	Aa1	$598,339

5,000	Tennessee State School Bond Authority, Higher Educational Facilities Second Program Bonds, Series 2010A, 5.000%, 5/01/30	5/18 at 100.00	Aa1	5,540,500
10,505	Total Tax Obligation/Limited			11,680,271

	Transportation – 3.2%

	Memphis-Shelby County Airport Authority, Tennessee, Airport Revenue Bonds, Series 2010B:
4,180	5.500%, 7/01/19 (Alternative Minimum Tax)	No Opt. Call	A	4,865,394
3,250	5.630%, 7/01/20 (Alternative Minimum Tax)	No Opt. Call	A	3,842,215
420	5.750%, 7/01/23 (Alternative Minimum Tax)	7/20 at 100.00	A	485,961
2,265	5.750%, 7/01/24 (Alternative Minimum Tax)	7/20 at 100.00	A	2,597,570

2,305	Metropolitan Nashville Airport Authority, Tennessee, Special Facility Revenue Bonds, Aero Nashville LLC Project, Refunding Series 2010, 5.200%, 7/01/26	7/20 at 100.00	Baa3	2,395,817
12,420	Total Transportation			14,186,957

	U.S. Guaranteed – 8.6% (5)

1,520	Clarksville, Tennessee, Water, Sewer, and Gas Revenue Refunding and Improvement Bonds, Series 1992, 0.000%, 2/01/16 – NPFG Insured (ETM)	No Opt. Call	AA– (5)	1,512,187

1,225	Harpeth Valley Utilities District, Davidson and Williamson Counties, Tennessee, Revenue Bonds, Utility Improvements, Series 2004, 5.000%, 9/01/20 – NPFG Insured (Pre-refunded 9/01/14)	9/14 at 100.00	Aa3 (5)	1,240,031

	Johnson City Health and Educational Facilities Board, Tennessee, Hospital Revenue Refunding and Improvement Bonds, Johnson City Medical Center, Series 1998C:
2,735	5.130%, 7/01/25 – NPFG Insured (ETM)	8/14 at 100.00	AA– (5)	2,750,453
9,570	5.250%, 7/01/28 – NPFG Insured (ETM)	8/14 at 100.00	AA– (5)	9,591,628

1,035	Johnson City Health and Educational Facilities Board, Tennessee, Hospital Revenue Refunding and Improvement Bonds, Johnson City Medical Center, Series 1998C, 5.130%, 7/01/25 – NPFG Insured (Pre-refunded 7/01/23)	7/23 at 100.00	AA– (5)	1,039,057

18,670	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Subordinate Lien Revenue Bonds, Volunteer Healthcare Systems Inc., Series 1988, 0.000%, 6/01/21 (ETM)	No Opt. Call	Aaa	16,292,376

2,000	Metropolitan Government of Nashville-Davidson County, Tennessee, General Obligation Bonds, Series 2005C, 5.000%, 2/01/19 (Pre-refunded 2/01/15)	2/15 at 100.00	AA (5)	2,065,200

2,000	Rutherford County Consolidated Utility District, Tennessee, Waterworks Revenue Bonds, Series 2006, 5.000%, 2/01/36 – AGM Insured (Pre-refunded 2/01/16)	2/16 at 100.00	AAA	2,160,020

40	Shelby County, Tennessee, General Obligation Bonds, Series 2005A, 5.000%, 4/01/17 – AMBAC Insured (Pre-refunded 4/01/15)	4/15 at 100.00	Aa1 (5)	41,627

1,200	Williamson County, Tennessee, General Obligation Bonds, Rural School, Series 2004B, 5.000%, 5/01/20 (Pre-refunded 5/01/15)	5/15 at 100.00	Aaa	1,253,208
39,995	Total U.S. Guaranteed			37,945,787

	Utilities – 15.5%

	Chattanooga, Tennessee, Electric System Enterprise Revenue Bonds, Series 2008A:
1,000	5.000%, 9/01/28	3/18 at 100.00	AA+	1,118,000
5,000	5.000%, 9/01/33	3/18 at 100.00	AA+	5,544,750

Nuveen Investments	55

Nuveen Tennessee Municipal Bond Fund (continued)

Portfolio of Investments May 31, 2014

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utilities (continued)

	Clarksville Natural Gas Acquisition Corporation, Tennessee, Natural Gas Revenue Bonds, Series 2006:
$500	5.000%, 12/15/14 – SYNCORA GTY Insured	No Opt. Call	A	$512,155
1,000	5.000%, 12/15/17 – SYNCORA GTY Insured	No Opt. Call	A	1,117,380
3,250	5.000%, 12/15/19 – SYNCORA GTY Insured	No Opt. Call	A	3,673,572
2,725	5.000%, 12/15/20 – SYNCORA GTY Insured	No Opt. Call	A	3,093,256
8,775	5.000%, 12/15/21 – SYNCORA GTY Insured	No Opt. Call	A	9,901,008

5,000	Clarksville, Tennessee, Electric System Revenue Bonds, Series 2007, 5.000%, 9/01/32 – SYNCORA GTY Insured	9/17 at 100.00	Aa2	5,477,950

	Clarksville, Tennessee, Electric System Revenue Bonds, Series 2010A:
1,160	5.000%, 9/01/34	9/20 at 100.00	Aa2	1,271,569
2,500	5.000%, 9/01/35	9/20 at 100.00	Aa2	2,731,575

1,100	Dickson, Tennessee, Electric System Revenue Bonds, Series 2002, 5.000%, 9/01/16 – AGM Insured	9/14 at 100.00	Aa3	1,113,145

2,000	Metropolitan Government of Nashville-Davidson County, Tennessee, Electric System Revenue Bonds, Series 2008A, 5.000%, 5/15/33	5/18 at 100.00	AA+	2,216,320

10,000	Metropolitan Government of Nashville-Davidson County, Tennessee, Electric System Revenue Bonds, Series 2011A, 5.000%, 5/15/36	5/21 at 100.00	AA+	11,091,700

	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A:
1,395	5.250%, 9/01/21	No Opt. Call	A	1,595,224
1,755	5.250%, 9/01/22	No Opt. Call	A	2,009,931
3,130	5.250%, 9/01/24	No Opt. Call	A	3,598,311
2,520	5.250%, 9/01/26	No Opt. Call	A	2,926,174

2,100	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006B, 5.630%, 9/01/26 The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006C:	No Opt. Call	BBB	2,397,192
450	5.000%, 2/01/19	No Opt. Call	A	501,800
100	5.000%, 2/01/21	No Opt. Call	A	112,068
250	5.000%, 2/01/22	No Opt. Call	A	278,938
600	5.000%, 2/01/23	No Opt. Call	A	676,332
100	5.000%, 2/01/24	No Opt. Call	A	113,087
4,760	5.000%, 2/01/27	No Opt. Call	A	5,335,008
61,170	Total Utilities			68,406,445

	Water And Sewer – 19.2%

1,830	Clarksville, Tennessee, Water, Sewer and Gas Revenue Refunding Bonds, Series 2002, 5.250%, 2/01/17 – AGM Insured	No Opt. Call	Aa3	2,052,199

3,915	Clarksville, Tennessee, Water, Sewer and Gas Revenue Refunding Bonds, Series 2011., 5.000%, 2/01/20 First Utility District of Knox County, Tennessee, Water and Sewer Revenue Bonds, Series 2012A:	No Opt. Call	Aa3	4,600,243
2,000	5.000%, 12/01/29	12/22 at 100.00	AA+	2,308,780
2,375	5.000%, 12/01/32	12/22 at 100.00	AA+	2,697,668

	First Utility District of Knox County, Tennessee, Water and Sewer Revenue Bonds, Series 2013A:
1,000	4.000%, 12/01/25	6/23 at 100.00	AA+	1,109,320
1,845	4.000%, 12/01/26	6/23 at 100.00	AA+	2,023,559

5,000	Gallatin, Tennessee, Water and Sewer Revenue Bonds, Series 2008, 5.000%, 1/01/33 – AGC Insured	1/18 at 100.00	Aa3	5,495,550

56	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Water And Sewer (continued)

$2,525	Hallsdale-Powell Utility District, Knox County, Tennessee, Water and Sewer Revenue Bonds, Series 2006, 5.000%, 4/01/36 – FGIC Insured	4/17 at 100.00	AA	$2,739,347

6,000	Harpeth Valley Utilites District of Davidson and Williamson Counties, Tennessee Utilities Revenue Bonds, Series 2014., 5.000%, 9/01/44	9/24 at 100.00	AA	6,706,320

1,840	Harpeth Valley Utilities District, Davidson and Williamson Counties, Tennessee, Revenue Bonds, Series 2005, 5.000%, 9/01/24 – NPFG Insured	9/15 at 100.00	Aa3	1,944,659

10,610	Harpeth Valley Utilities District, Davidson and Williamson Counties, Tennessee, Revenue Bonds, Utility Improvements, Series 2007, 5.250%, 9/01/42 – FGIC Insured	9/17 at 100.00	Aa3	11,753,440

5,380	Hendersonville Utility District, Tennessee, Waterworks and Sewer Revenue Bonds, Series 2008, 5.250%, 2/01/38 – AGM Insured	2/18 at 100.00	A1	5,948,343

930	Knox-Chapman Utility District of Knox County, Tennessee, Water and Sewer Revenue Bonds, Refunding and Improvement Series 2012, 4.500%, 1/01/27	1/23 at 100.00	AA–	1,044,241

3,000	Knox-Chapman Utility District of Knox County, Tennessee, Water and Sewer Revenue Bonds, Series 2011, 5.250%, 1/01/36	1/21 at 100.00	AA–	3,335,220

4,550	Knoxville, Tennessee, Wastewater System Revenue Bonds, Series 2005A, 4.000%, 4/01/40 – NPFG Insured	No Opt. Call	AA+	4,557,781

705	Knoxville, Tennessee, Wastewater System Revenue Bonds, Series 2007, 5.000%, 4/01/41 – AGM Insured	4/17 at 100.00	AA+	768,936

1,525	Knoxville, Tennessee, Water System Revenue Bonds, Series 2013Z, 5.000%, 3/01/44 Loudon, Tennessee, Water and Sewer Revenue Refunding Bonds, Series 2012A:	3/21 at 100.00	AA+	1,675,380
2,975	4.000%, 3/01/22 (Alternative Minimum Tax)	No Opt. Call	A+	3,242,066
1,000	4.000%, 3/01/28 (Alternative Minimum Tax)	3/22 at 100.00	A+	1,023,740
2,000	5.000%, 3/01/32 (Alternative Minimum Tax)	3/22 at 100.00	A+	2,168,820

	Savannah Valley Utility District, Hamilton County, Tennessee, Waterworks Revenue Refunding Bonds, Series 2012-A:
535	5.000%, 6/01/19	No Opt. Call	AA	631,145
525	5.000%, 6/01/20	No Opt. Call	AA	626,420
585	5.000%, 6/01/21	No Opt. Call	AA	704,673
515	5.000%, 6/01/22	No Opt. Call	AA	624,607

4,240	South Blount County Utility District, Tennessee, Waterworks Revenue Bonds, Improvement and Refunding Series 2009, 5.250%, 12/01/39 – AGM Insured	12/19 at 100.00	AA	4,654,078

	Watauga River Regional Water Authority, Tennessee, Waterworks Revenue Bonds, Series 2012:
500	5.000%, 7/01/34	7/22 at 100.00	A	530,510
4,385	5.000%, 7/01/42	7/22 at 100.00	A	4,621,702

5,000	White House Utility District, Robertson and Sumner Counties, Tennessee, Water and Sewerage Revenue Refunding Bonds, Series 2006, 5.000%, 1/01/28 – NPFG Insured	1/17 at 100.00	Aa3	5,418,950
77,290	Total Water and Sewer			85,007,697
$439,435	Total Long-Term Investments (cost $408,978,005)			438,476,251
	Floating Rate Obligations – (1.9)%			(8,250,000)
	Other Assets Less Liabilities – 2.6%			11,578,169
	Net Assets – 100%			$441,804,420

Nuveen Investments	57

Nuveen Tennessee Municipal Bond Fund (continued)

Portfolio of Investments May 31, 2014

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

(IF)	Inverse floating rate investment.

(ETM)	Escrowed to maturity.

See accompanying notes to financial statements.

58	Nuveen Investments

Statement of

Assets and Liabilities	May 31, 2014

	Georgia	Louisiana	North Carolina	Tennessee
Assets
Long-term investments, at value (cost $157,002,001, $103,148,877, $370,471,025 and $408,978,005, respectively)	$165,022,648	$109,961,536	$401,597,946	$438,476,251
Cash	70,967	—	1,147,275	—
Receivable for:
Interest	2,609,019	1,586,596	5,793,767	5,562,374
Investments sold	1,000,000	510,000	66,306	11,543,982
Shares sold	643,403	302,341	277,957	678,865
Other assets	222	154	24,710	48,229
Total assets	169,346,259	112,360,627	408,907,961	456,309,701
Liabilities
Cash overdraft	—	1,453,881	—	4,514,589
Floating rate obligations	3,380,000	750,000	—	8,250,000
Payable for:
Dividends	198,115	87,946	379,600	271,829
Shares redeemed	283,628	309,948	525,491	1,008,551
Accrued expenses:
Management fees	71,742	48,303	173,251	187,751
Trustees fees	1,725	1,140	27,413	51,264
12b-1 distribution and service fees	38,399	29,781	59,808	112,334
Other	57,706	51,281	109,641	108,963
Total liabilities	4,031,315	2,732,280	1,275,204	14,505,281
Net assets	$165,314,944	$109,628,347	$407,632,757	$441,804,420
Class A Shares
Net assets	$97,332,671	$77,147,078	$173,142,803	$304,425,658
Shares outstanding	8,814,031	6,857,951	15,810,772	25,757,710
Net asset value (“NAV”) per share	$11.04	$11.25	$10.95	$11.82
Offering price per share (NAV per share plus maximum sales charge of 4.20% of offering price)	$11.52	$11.74	$11.43	$12.34
Class C Shares
Net assets	$298,249	$229,459	$1,787,625	$1,546,913
Shares outstanding	27,117	20,481	163,353	131,232
NAV and offering price per share	$11.00	$11.20	$10.94	$11.79
Class C2 Shares
Net assets	$34,233,924	$25,750,510	$45,855,808	$93,355,077
Shares outstanding	3,110,981	2,298,240	4,188,573	7,908,582
NAV and offering price per share	$11.00	$11.20	$10.95	$11.80
Class I Shares
Net assets	$33,450,100	$6,501,300	$186,846,521	$42,476,772
Shares outstanding	3,040,615	576,460	17,005,629	3,598,691
NAV and offering price per share	$11.00	$11.28	$10.99	$11.80
Net assets consist of:
Capital paid-in	$163,709,299	$106,945,068	$386,684,482	$414,888,001
Undistributed (Over-distribution of) net investment income	312,541	338,102	(50,919)	1,561,187
Accumulated net realized gain (loss)	(6,727,543)	(4,467,482)	(10,127,727)	(4,143,014)
Net unrealized appreciation (depreciation)	8,020,647	6,812,659	31,126,921	29,498,246
Net assets	$165,314,944	$109,628,347	$407,632,757	$441,804,420
Authorized shares – per class	Unlimited	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01	$0.01

See accompanying notes to financial statements.

Nuveen Investments	59

Statement of

Operations	Year Ended May 31, 2014

	Georgia	Louisiana	North Carolina	Tennessee
Investment Income	$7,850,097	$5,693,698	$17,711,663	$19,578,460
Expenses
Management fees	865,168	590,729	2,071,646	2,265,058
12b-1 service fees – Class A(1)	198,566	161,427	353,023	624,952
12b-1 distribution and service fees – Class C(2)	371	293	2,604	1,878
12b-1 distribution and service fees – Class C2(3)	260,325	206,361	365,910	744,394
Interest expense	14,445	10,188	19,049	47,487
Shareholder servicing agent fees and expenses	59,708	53,672	192,009	172,486
Custodian fees and expenses	33,280	27,670	73,140	84,072
Trustees fees and expenses	4,690	3,171	11,499	12,560
Professional fees	38,950	34,927	56,972	60,027
Shareholder reporting expenses	22,135	16,913	37,938	46,463
Federal and state registration fees	5,543	5,081	8,201	10,793
Other expenses	10,799	9,209	18,133	18,893
Total expenses	1,513,980	1,119,641	3,210,124	4,089,063
Net investment income (loss)	6,336,117	4,574,057	14,501,539	15,489,397
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(124,400)	(2,174,848)	(2,356,266)	(3,997,877)
Change in net unrealized appreciation (depreciation) of investments	(3,673,267)	(127,221)	(4,708,802)	(6,793,954)
Net realized and unrealized gain (loss)	(3,797,667)	(2,302,069)	(7,065,068)	(10,791,831)
Net increase (decrease) in net assets from operations	$2,538,450	$2,271,988	$7,436,471	$4,697,566

(1)	Includes 12b-1 distribution and service fees incurred on Class B Shares during the period. Class B Shares of Georgia and North Carolina converted to Class A Shares at the close of business on October 28, 2013, and Class B Shares of Tennessee converted to Class A Shares at the close of business on December 16, 2013. Class B Shares are no longer available through an exchange from other Nuveen mutual funds.

(2)	Class C Shares were established and commenced operations on February 10, 2014.

(3)	Class C2 Shares (formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014) are available through exchanges from other Nuveen municipal bond funds or for purposes of dividend reinvestment, but Class C2 Shares are not available for new accounts or for additional investment into existing accounts.

See accompanying notes to financial statements.

60	Nuveen Investments

Statement of

Changes in Net Assets

	Georgia		Louisiana
	Year Ended 5/31/14	Year Ended 5/31/13	Year Ended 5/31/14	Year Ended 5/31/13
Operations
Net investment income (loss)	$6,336,117	$6,847,453	$4,574,057	$4,731,238
Net realized gain (loss) from:
Investments	(124,400)	244,399	(2,174,848)	(126,154)
Forward swaps	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(3,673,267)	818,700	(127,221)	(877,122)
Forward swaps	—	—	—	—
Net increase (decrease) in net assets from operations	2,538,450	7,910,552	2,271,988	3,727,962
Distributions to Shareholders
From net investment income:
Class A(1)	(3,627,823)	(4,081,676)	(3,162,331)	(3,427,212)
Class B	—	(28,350)	—	—
Class C(2)	(980)	—	(852)	—
Class C2(3)	(1,089,514)	(1,184,287)	(928,651)	(1,025,234)
Class I	(1,354,062)	(1,662,549)	(241,266)	(275,852)
From accumulated net realized gains:
Class A(1)	—	—	—	—
Class B	—	—	—	—
Class C(2)	—	—	—	—
Class C2(3)	—	—	—	—
Class I	—	—	—	—
Decrease in net assets from distributions to shareholders	(6,072,379)	(6,956,862)	(4,333,100)	(4,728,298)
Fund Share Transactions
Proceeds from sale of shares	20,755,602	33,493,765	11,564,593	40,014,416
Proceeds from shares issued to shareholders due to reinvestment of distributions	3,548,352	3,796,651	3,241,865	3,285,648
	24,303,954	37,290,416	14,806,458	43,300,064
Cost of shares redeemed	(45,559,147)	(31,527,252)	(40,253,362)	(18,269,382)
Net increase (decrease) in net assets from Fund share transactions	(21,255,193)	5,763,164	(25,446,904)	25,030,682
Net increase (decrease) in net assets	(24,789,122)	6,716,854	(27,508,016)	24,030,346
Net assets at the beginning of period	190,104,066	183,387,212	137,136,363	113,106,017
Net assets at the end of period	$165,314,944	$190,104,066	$109,628,347	$137,136,363
Undistributed (Over-distribution of) net investment income at the end of period	$312,541	$62,262	$338,102	$117,951

(1)	Includes distributions to shareholders of Georgia’s Class B Shares during the period. Class B Shares of Georgia converted to Class A Shares at the close of business on October 28, 2013, and are no longer available through an exchange from other Nuveen mutual funds.

(2)	Class C Shares were established and commenced operations on February 10, 2014.

(3)	Class C2 Shares (formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014) are available only through exchanges from other Nuveen municipal bond funds or for purposes of dividend reinvestment, but Class C2 Shares are not available for new accounts or for additional investment into existing accounts.

See accompanying notes to financial statements.

Nuveen Investments	61

Statement of Changes in Net Assets (continued)

	North Carolina		Tennessee
	Year Ended 5/31/14	Year Ended 5/31/13	Year Ended 5/31/14	Year Ended 5/31/13
Operations
Net investment income (loss)	$14,501,539	$16,514,419	$15,489,397	$16,188,151
Net realized gain (loss) from:
Investments	(2,356,266)	495,374	(3,997,877)	2,521,628
Forward swaps	—	20,000	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(4,708,802)	(2,090,060)	(6,793,954)	(1,257,369)
Forward swaps	—	462,608	—	—
Net increase (decrease) in net assets from operations	7,436,471	15,402,341	4,697,566	17,452,410
Distributions to Shareholders
From net investment income:
Class A(1)	(6,256,072)	(6,851,875)	(10,481,904)	(11,827,823)
Class B	—	(25,592)	—	(32,781)
Class C(2)	(6,623)	—	(4,455)	—
Class C2(3)	(1,463,269)	(1,662,454)	(2,784,419)	(3,167,829)
Class I	(6,938,208)	(8,536,198)	(1,423,939)	(1,110,185)
From accumulated net realized gains:
Class A(1)	—	—	(1,200,755)	(1,813,406)
Class B	—	—	—	(5,998)
Class C(2)	—	—	—	—
Class C2(3)	—	—	(383,322)	(593,568)
Class I	—	—	(158,295)	(163,607)
Decrease in net assets from distributions to shareholders	(14,664,172)	(17,076,119)	(16,437,089)	(18,715,197)
Fund Share Transactions
Proceeds from sale of shares	95,939,159	112,883,343	56,144,539	110,960,731
Proceeds from shares issued to shareholders due to reinvestment of distributions	9,354,839	9,600,568	12,681,882	13,593,941
	105,293,998	122,483,911	68,826,421	124,554,672
Cost of shares redeemed	(169,920,119)	(80,335,475)	(141,213,679)	(55,413,382)
Net increase (decrease) in net assets from Fund share transactions	(64,626,121)	42,148,436	(72,387,258)	69,141,290
Net increase (decrease) in net assets	(71,853,822)	40,474,658	(84,126,781)	67,878,503
Net assets at the beginning of period	479,486,579	439,011,921	525,931,201	458,052,698
Net assets at the end of period	$407,632,757	$479,486,579	$441,804,420	$525,931,201
Undistributed (Over-distribution of) net investment income at the end of period	$(50,919)	$195,924	$1,561,187	$765,582

(1)	Includes distributions to shareholders of Class B Shares during the period. Class B Shares of North Carolina converted to Class A Shares at the close of business on October 28, 2013, and Class B Shares of Tennessee converted to Class A Shares at the close of business on December 16, 2013. Class B Shares are no longer available through an exchange from other Nuveen mutual funds.

(2)	Class C Shares were established and commenced operations on February 10, 2014.

(3)	Class C2 Shares (formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014) are available only through exchanges from other Nuveen municipal bond funds or for purposes of dividend reinvestment, but Class C2 Shares are not available for new accounts or for additional investment into existing accounts.

See accompanying notes to financial statements.

62	Nuveen Investments

THIS PAGE INTENTIONALLY LEFT BLANK

Nuveen Investments	63

Financial

Highlights

Georgia

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (03/86)
2014	$11.20	$0.41	$(0.17)	$0.24	$(0.40)	$—	$(0.40)	$11.04
2013	11.14	0.41	0.07	0.48	(0.42)	—	(0.42)	11.20
2012	10.46	0.44	0.68	1.12	(0.44)	—	(0.44)	11.14
2011	10.66	0.45	(0.21)	0.24	(0.44)	—	(0.44)	10.46
2010	10.27	0.44	0.39	0.83	(0.44)	—	(0.44)	10.66
Class C (02/14)
2014(e)	10.79	0.02	0.28	0.30	(0.09)	—	(0.09)	11.00
Class C2 (01/94)(f)
2014	11.17	0.35	(0.18)	0.17	(0.34)	—	(0.34)	11.00
2013	11.10	0.35	0.08	0.43	(0.36)	—	(0.36)	11.17
2012	10.43	0.38	0.67	1.05	(0.38)	—	(0.38)	11.10
2011	10.63	0.39	(0.21)	0.18	(0.38)	—	(0.38)	10.43
2010	10.24	0.38	0.39	0.77	(0.38)	—	(0.38)	10.63
Class I (02/97)
2014	11.16	0.43	(0.17)	0.26	(0.42)	—	(0.42)	11.00
2013	11.10	0.44	0.06	0.50	(0.44)	—	(0.44)	11.16
2012	10.43	0.46	0.67	1.13	(0.46)	—	(0.46)	11.10
2011	10.63	0.47	(0.21)	0.26	(0.46)	—	(0.46)	10.43
2010	10.24	0.46	0.39	0.85	(0.46)	—	(0.46)	10.63

64	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

2.27%	$97,333	0.83%		0.82%		3.83%		9%
4.34	109,963	0.81		0.80		3.67		10
10.89	104,821	0.84		0.83		4.03		16
2.30	96,309	0.83		0.82		4.28		3
8.21	108,590	0.84		0.83		4.19		6

2.82	298	1.63	*	1.62	*	2.69	*	9

1.61	34,234	1.38		1.37		3.29		9
3.90	38,589	1.36		1.35		3.12		10
10.24	34,504	1.39		1.38		3.48		16
1.75	31,425	1.38		1.37		3.73		3
7.68	34,199	1.39		1.38		3.64		6

2.46	33,450	0.63		0.62		4.04		9
4.58	40,839	0.61		0.60		3.87		10
11.07	42,782	0.64		0.63		4.23		16
2.54	43,068	0.63		0.62		4.47		3
8.48	45,772	0.64		0.63		4.39		6

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period February 10, 2014 (commencement of operations) through May 31, 2014.
(f)	Class C2 Shares (formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014) are available only through exchanges from other Nuveen municipal bond funds or for purposes of dividend reinvestment, but Class C2 Shares are not available for new accounts or for additional investment into existing accounts.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	65

Financial Highlights (continued)

Louisiana

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (09/89)
2014	$11.32	$0.45	$(0.10)	$0.35	$(0.42)	$—	$(0.42)	$11.25
2013	11.38	0.44	(0.06)	0.38	(0.44)	—	(0.44)	11.32
2012	10.55	0.47	0.83	1.30	(0.47)	—	(0.47)	11.38
2011	10.58	0.46	(0.02)	0.44	(0.47)	—	(0.47)	10.55
2010	9.96	0.46	0.63	1.09	(0.47)	—	(0.47)	10.58
Class C (02/14)
2014(e)	10.80	0.02	0.48	0.50	(0.10)	—	(0.10)	11.20
Class C2 (02/94)(f)
2014	11.28	0.39	(0.11)	0.28	(0.36)	—	(0.36)	11.20
2013	11.34	0.37	(0.05)	0.32	(0.38)	—	(0.38)	11.28
2012	10.51	0.41	0.83	1.24	(0.41)	—	(0.41)	11.34
2011	10.54	0.41	(0.03)	0.38	(0.41)	—	(0.41)	10.51
2010	9.93	0.40	0.62	1.02	(0.41)	—	(0.41)	10.54
Class I (02/97)
2014	11.35	0.47	(0.09)	0.38	(0.45)	—	(0.45)	11.28
2013	11.41	0.46	0.06	0.40	(0.46)	—	(0.46)	11.35
2012	10.58	0.49	0.83	1.32	(0.49)	—	(0.49)	11.41
2011	10.61	0.48	(0.02)	0.46	(0.49)	—	(0.49)	10.58
2010	9.99	0.48	0.63	1.11	(0.49)	—	(0.49)	10.61

66	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

3.35%	$77,147	0.86%		0.85%		4.13%		23%
3.35	95,749	0.85		0.84		3.83		13
12.53	81,109	0.87		0.86		4.31		33
4.27	69,299	0.84		0.84		4.44		17
11.14	69,510	0.86		0.86		4.47		14

4.68	229	1.66	*	1.65	*	2.96	*	23

2.69	25,751	1.41		1.40		3.58		23
2.82	33,593	1.40		1.39		3.27		13
11.97	26,990	1.42		1.41		3.74		33
3.70	21,819	1.39		1.39		3.89		17
10.49	21,609	1.41		1.41		3.91		14

3.56	6,501	0.66		0.65		4.33		23
3.55	7,794	0.65		0.64		4.01		13
12.74	5,007	0.67		0.66		4.47		33
4.49	3,305	0.64		0.64		4.61		17
11.35	3,109	0.66		0.66		4.62		14

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period February 10, 2014 (commencement of operations) through May 31, 2014.
(f)	Class C2 Shares (formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014) are available only through exchanges from other Nuveen municipal bond funds or for purposes of dividend reinvestment, but Class C2 Shares are not available for new accounts or for additional investment into existing accounts.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	67

Financial Highlights (continued)

North Carolina

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (03/86)
2014	$11.04	$0.37	$(0.08)	$0.29	$(0.38)	$—	$(0.38)	$10.95
2013	11.07	0.39	(0.02)	0.37	(0.40)	—	(0.40)	11.04
2012	10.36	0.41	0.71	1.12	(0.41)	—	(0.41)	11.07
2011	10.53	0.42	(0.18)	0.24	(0.41)	—	(0.41)	10.36
2010	10.02	0.42	0.49	0.91	(0.40)	—	(0.40)	10.53
Class C (02/14)
2014(e)	10.63	0.04	0.36	0.40	(0.09)	—	(0.09)	10.94
Class C2 (10/93)(f)
2014	11.04	0.31	(0.08)	0.23	(0.32)	—	(0.32)	10.95
2013	11.07	0.33	(0.02)	0.31	(0.34)	—	(0.34)	11.04
2012	10.36	0.35	0.72	1.07	(0.36)	—	(0.36)	11.07
2011	10.53	0.36	(0.18)	0.18	(0.35)	—	(0.35)	10.36
2010	10.03	0.36	0.49	0.85	(0.35)	—	(0.35)	10.53
Class I (02/97)
2014	11.08	0.39	(0.08)	0.31	(0.40)	—	(0.40)	10.99
2013	11.10	0.41	— **	0.41	(0.43)	—	(0.43)	11.08
2012	10.40	0.44	0.70	1.14	(0.44)	—	(0.44)	11.10
2011	10.57	0.44	(0.18)	0.26	(0.43)	—	(0.43)	10.40
2010	10.05	0.44	0.50	0.94	(0.42)	—	(0.42)	10.57

68	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)		Expenses Excluding Interest		`	Net Investment Income (Loss)		Portfolio Turnover Rate(d)

2.78%	$173,143	0.80%		0.80%			3.50%		7%
3.37	197,820	0.80		0.78			3.47		10
11.04	176,927	0.81		0.80			3.85		9
2.30	158,176	0.80		0.79			4.06		5
9.26	179,633	0.82		0.80			4.03		9

3.75	1,788	1.60	*	1.60	*		2.40	*	7

2.20	45,856	1.35		1.35			2.96		7
2.82	57,987	1.35		1.33			2.92		10
10.47	49,381	1.36		1.35			3.30		9
1.77	42,587	1.35		1.34			3.51		5
8.58	43,056	1.37		1.35			3.48		9

2.95	186,847	0.60		0.60			3.70		7
3.67	223,051	0.60		0.58			3.67		10
11.15	211,559	0.61		0.60			4.05		9
2.53	197,520	0.60		0.59			4.26		5
9.56	214,030	0.62		0.60			4.23		9

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period February 10, 2014 (commencement of operations) through May 31, 2014.
(f)	Class C2 Shares (formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014) are available only through exchanges from other Nuveen municipal bond funds or for purposes of dividend reinvestment, but Class C2 Shares are not available for new accounts or for additional investment into existing accounts.
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	69

Financial Highlights (continued)

Tennessee

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (11/87)
2014	$12.02	$0.41	$(0.17)	$0.24	$(0.39)	$(0.05)	$(0.44)	$11.82
2013	12.04	0.41	0.03	0.44	(0.40)	(0.06)	(0.46)	12.02
2012	11.24	0.45	0.83	1.28	(0.45)	(0.03)	(0.48)	12.04
2011	11.40	0.46	(0.17)	0.29	(0.45)	—	(0.45)	11.24
2010	10.91	0.46	0.48	0.94	(0.45)	—	(0.45)	11.40
Class C (02/14)
2014(e)	11.49	0.03	0.36	0.39	(0.09)	—	(0.09)	11.79
Class C2 (10/93)(f)
2014	12.01	0.34	(0.18)	0.16	(0.32)	(0.05)	(0.37)	11.80
2013	12.02	0.34	0.05	0.39	(0.34)	(0.06)	(0.40)	12.01
2012	11.23	0.38	0.83	1.21	(0.39)	(0.03)	(0.42)	12.02
2011	11.39	0.40	(0.17)	0.23	(0.39)	—	(0.39)	11.23
2010	10.90	0.40	0.48	0.88	(0.39)	—	(0.39)	11.39
Class I (02/97)
2014	12.01	0.43	(0.18)	0.25	(0.41)	(0.05)	(0.46)	11.80
2013	12.02	0.43	0.05	0.48	(0.43)	(0.06)	(0.49)	12.01
2012	11.23	0.47	0.82	1.29	(0.47)	(0.03)	(0.50)	12.02
2011	11.39	0.48	(0.16)	0.32	(0.48)	—	(0.48)	11.23
2010	10.90	0.49	0.47	0.96	(0.47)	—	(0.47)	11.39

70	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

2.11%	$304,426	0.80%		0.79%		3.54%		3%
3.72	367,265	0.79		0.78		3.33		8
11.64	334,205	0.82		0.81		3.84		16
2.64	299,678	0.81		0.81		4.11		19
8.77	301,055	0.82		0.82		4.14		5

3.40	1,547	1.60	*	1.59	*	2.42	*	3

1.45	93,355	1.35		1.34		3.00		3
3.26	121,645	1.34		1.33		2.78		8
10.99	97,520	1.37		1.36		3.28		16
2.09	73,960	1.36		1.36		3.56		19
8.20	72,563	1.37		1.37		3.58		5

2.24	42,477	0.60		0.59		3.75		3
4.01	36,091	0.59		0.58		3.53		8
11.79	24,687	0.62		0.61		4.01		16
2.86	12,410	0.61		0.61		4.30		19
9.02	8,720	0.61		0.61		4.32		5

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period February 10, 2014 (commencement of operations) through May 31, 2014.
(f)	Class C2 Shares (formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014) are available only through exchanges from other Nuveen municipal bond funds or for purposes of dividend reinvestment, but Class C2 Shares are not available for new accounts or for additional investment into existing accounts.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	71

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Trust Information

The Nuveen Multistate Trust III (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Georgia Municipal Bond Fund (“Georgia”), Nuveen Louisiana Municipal Bond Fund (“Louisiana”), Nuveen North Carolina Municipal Bond Fund (“North Carolina”) and Nuveen Tennessee Municipal Bond Fund (“Tennessee”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Agreement and Plan of Merger

On April 14, 2014, TIAA-CREF, a national financial services organization, announced that it had entered into an agreement (the “Purchase Agreement”) to acquire Nuveen, the parent company of the Adviser. The transaction is expected to be completed by the end of the year, subject to customary closing conditions, including obtaining necessary Nuveen fund and client consents sufficient to satisfy the terms of the Purchase Agreement and obtaining customary regulatory approvals. There can be no assurance that the transaction described above will be consummated as contemplated or that necessary conditions will be satisfied.

The consummation of the transaction will be deemed to be an “assignment” (as defined in the Investment Company Act of 1940) of the investment management agreements between the Nuveen funds and the Adviser and the investment sub-advisory agreements between the Adviser and each Nuveen fund’s sub-adviser or sub-advisers, and will result in automatic termination of each agreement. It is anticipated that the Board of Directors/Trustees of the Nuveen funds will consider a new investment management agreement with the Adviser and new investment sub-advisory agreements with each sub-adviser. If approved by the Board of Directors/Trustees, the new agreements will be presented to the Nuveen funds’ shareholders for approval, and, if so approved by shareholders, will take effect upon consummation of the transaction or such later time as shareholder approval is obtained.

The transaction is not expected to result in any change in the portfolio management of the Funds or in the Funds’ investment objectives or policies.

Investment Objectives and Principal Investment Strategies

Each Fund’s investment objective is to provide as high a level of current interest income exempt from regular federal, its respective state and, in some cases, its respective local income taxes as is consistent with preservation of capital. Under normal market conditions, each Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in municipal bonds that pay interest that is exempt from regular federal and its respective state personal income tax. These municipal bonds include obligations issued by its respective state and its subdivisions, authorities, instrumentalities and corporations, as well as obligations issued by U.S. territories (such as Puerto Rico, the U.S. Virgin Islands and Guam) that pay interest that is exempt from regular federal and its respective state personal income tax. Each Fund may invest without limit in securities that generate income subject to the alternative minimum tax. Each Fund will generally maintain, under normal market conditions, an investment portfolio with an overall weighted average maturity in excess of 10 years.

Under normal market conditions, each Fund invests at least 80% of its net assets in investment grade municipal bonds rated BBB/Baa or higher at the time of purchase by at least one independent rating agency, or, if unrated, judged by the Sub-Adviser to be of comparable quality. Each Fund may invest up to 20% of its net assets in below investment grade municipal bonds, commonly referred to as “high yield” or “junk” bonds. Each Fund may invest in all types of municipal bonds, including general obligation bonds, revenue bonds and participation interests in municipal leases. Each Fund may invest in zero coupon bonds, which are issued at substantial discounts from their value at maturity and pay no cash income to their holders until they mature. Each Fund may invest up to 15% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (“inverse floaters”). Inverse floaters are derivative securities that provide leveraged exposure to underlying municipal bonds. Each Fund’s investments in inverse floaters are designed to increase the Fund’s income and returns through this leveraged exposure. These investments are speculative, however, and also create the possibility that income and returns will be diminished.

72	Nuveen Investments

Each Fund may utilize futures contracts, swap contracts, options on futures contracts and options on swap contracts in an attempt to manage market risk, credit risk and yield curve risk and to manage the effective maturity or duration of securities in each Fund’s portfolio.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Class B Shares

During the current fiscal period, Georgia, North Carolina and Tennessee offered Class B Shares. Effective at the close of business on October 28, 2013, Class B Shares of Georgia and North Carolina were converted to Class A Shares and effective at the close of business on December 16, 2013, Class B Shares of Tennessee converted to Class A Shares. Class B Shares are no longer available through an exchange for other Nuveen mutual funds.

Class C and C2 Shares

Effective at the close of business on February 10, 2014, Class C Shares of the Funds were renamed to Class C2 Shares, and are available only through exchanges from other Nuveen municipal bond funds or for purposes of dividend reinvestment, but Class C2 Shares are not available for new accounts or for additional investment into existing accounts. On February 10, 2014, the Funds began offering a new form of Class C Shares.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery pur-chase commitments.

As of May 31, 2014, the Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	Georgia	Louisiana	North Carolina	Tennessee
Outstanding when-issued/delayed delivery purchase commitments	$—	$—	$—	$—

Investment Income

Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydowns gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared daily and distributed to shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent.

Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if

Nuveen Investments	73

Notes to Financial Statements (continued)

redeemed within eighteen months of purchase. Georgia, North Carolina and Tennessee issued Class B Shares upon the exchange of Class B Shares from another Nuveen mutual fund or for purposes of dividend reinvestment, but Class B Shares were not available for new accounts or for additional investment into existing accounts. Class B Shares were sold without an up-front sales charge but incurred a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class B Shares were subject to a CDSC of up to 5% depending upon the length of time the shares were held by the investor (CDSC was reduced to 0% at the end of six years). Class B Shares automatically converted to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. The Funds will issue Class C2 Shares upon the exchange of Class C2 Shares from another Nuveen mutual fund or for the purpose of dividend reinvestment, but Class C2 Shares are not available for new accounts or for additional investment into existing accounts. Class C2 Shares incur a .55% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class C and Class C2 Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

As of May 31, 2014, the Funds were not invested in any portfolio securities or derivative instruments that are subject to netting agreements.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Investment Valuation

Prices of fixed income securities are provided by a pricing service approved by the Nuveen funds’ Board of Directors/Trustees. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Nuveen funds’ Board of Directors/Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no

74	Nuveen Investments

current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Nuveen funds’ Board of Directors/Trustees or its designee.

Fair Value Measurements

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Georgia	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$165,022,648	$—	$165,022,648

Louisiana
Long-Term Investments*:
Municipal Bonds	$—	$109,961,536	$—	$109,961,536

North Carolina
Long-Term Investments*:
Municipal Bonds	$—	$401,597,946	$—	$401,597,946

Tennessee
Long-Term Investments*:
Municipal Bonds	$—	$438,476,251	$—	$438,476,251
*	Refer to the Fund’s Portfolio of Investments for industry classifications.

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

Nuveen Investments	75

Notes to Financial Statements (continued)

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”).

An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” The Fund’s Statement of Assets and Liabilities shows only the inverse floaters and not the underlying bonds as an asset, and does not reflect the short-term floating rate certificates as liabilities. Also, the Fund reflects in “Investment Income” only the net amount of earnings on its inverse floater investment (net of the interest paid to the holders of the short-term floating rate certificates and the expenses of the trust), and does not show the amount of that interest paid as an interest expense on the Statement of Operations.

An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust, at their liquidation value, as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as a component of “Interest expense” on the Statement of Operations.

76	Nuveen Investments

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the fiscal year ended May 31, 2014, were as follows:

	Georgia	Louisiana	North Carolina	Tennessee
Average floating rate obligations outstanding	$3,380,000	$1,773,288	$3,293,767	$8,250,000
Average annual interest rate and fees	0.43%	0.57%	0.58%	0.58%

As of May 31, 2014, the total amount of floating rate obligations issued by each Fund’s self-deposited inverse floaters and externally-deposited inverse floaters was as follows:

	Georgia	Louisiana	North Carolina	Tennessee
Floating rate obligations: self-deposited inverse floaters	$3,380,000	$750,000	$—	$8,250,000
Floating rate obligations: externally-deposited inverse floaters	3,310,000	3,000,000	—	7,500,000
Total	$6,690,000	$3,750,000	$—	$15,750,000

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements are referred to herein as “Recourse Trusts”), with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is denoted as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

As of May 31, 2014, each Fund’s maximum exposure to the floating rate obligations issued by externally-deposited Recourse Trusts was as follows:

	Georgia	Louisiana	North Carolina	Tennessee
Maximum exposure to Recourse Trusts	$—	$3,000,000	$—	$7,500,000

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the fiscal year ended May 31, 2014.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Nuveen Investments	77

Notes to Financial Statements (continued)

4. Fund Shares

Transactions in Fund shares were as follows:

	Georgia
	Year Ended 5/31/14		Year Ended 5/31/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	816,305	$8,761,668	1,500,187	$16,967,818
Class A – automatic conversion of Class B Shares	43,667	466,346	1,564	17,685
Class B – exchanges	17	179	—	—
Class C	27,076	294,704	—	—
Class C2	260,731	2,780,147	662,927	7,471,730
Class I	790,875	8,452,558	802,390	9,036,532
Shares issued to shareholders due to reinvestment of distributions:
Class A	239,414	2,571,872	243,479	2,750,190
Class B	300	3,192	1,878	21,255
Class C	53	580	—	—
Class C2	59,146	633,048	60,279	678,700
Class I	31,734	339,660	30,783	346,506
	2,269,318	24,303,954	3,303,487	37,290,416
Shares redeemed:
Class A	(2,099,550)	(22,450,328)	(1,342,859)	(15,155,098)
Class B	(20,205)	(218,124)	(51,412)	(580,445)
Class B – automatic conversion to Class A Shares	(43,585)	(466,346)	(1,560)	(17,685)
Class C	(12)	(136)	—	—
Class C2	(664,936)	(7,076,755)	(375,124)	(4,222,188)
Class I	(1,441,171)	(15,347,458)	(1,029,369)	(11,551,836)
	(4,269,459)	(45,559,147)	(2,800,324)	(31,527,252)
Net increase (decrease)	(2,000,141)	$(21,255,193)	503,163	$5,763,164

	Louisiana
	Year Ended 5/31/14		Year Ended 5/31/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	623,798	$6,722,527	2,268,259	$26,080,855
Class C	21,064	231,706	—	—
Class C2	123,320	1,323,765	850,151	9,736,843
Class I	301,153	3,286,595	364,040	4,196,718
Shares issued to shareholders due to reinvestment of distributions:
Class A	225,724	2,438,188	216,450	2,485,495
Class C	49	541	—	—
Class C2	59,901	644,406	51,130	584,992
Class I	14,669	158,730	18,682	215,161
	1,369,678	14,806,458	3,768,712	43,300,064
Shares redeemed:
Class A	(2,450,223)	(26,408,631)	(1,154,236)	(13,257,933)
Class C	(632)	(6,920)	—	—
Class C2	(864,273)	(9,272,739)	(302,256)	(3,461,168)
Class I	(425,987)	(4,565,072)	(134,866)	(1,550,281)
	(3,741,115)	(40,253,362)	(1,591,358)	(18,269,382)
Net increase (decrease)	(2,371,437)	$(25,446,904)	2,177,354	$25,030,682

78	Nuveen Investments

	North Carolina
	Year Ended 5/31/14		Year Ended 5/31/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	4,677,204	$49,154,589	3,620,867	$40,556,808
Class A – automatic conversion of Class B Shares	41,210	433,961	8,484	94,370
Class B – exchanges	4	49	—	—
Class C	162,912	1,754,307	—	—
Class C2	370,143	3,899,791	1,501,241	16,818,075
Class I	3,830,824	40,696,462	4,931,854	55,414,090
Shares issued to shareholders due to reinvestment of distributions:
Class A	494,845	5,230,218	485,740	5,437,866
Class B	422	4,410	1,979	22,168
Class C	576	6,265	—	—
Class C2	99,619	1,052,244	100,639	1,126,106
Class I	288,473	3,061,702	268,432	3,014,428
	9,966,232	105,293,998	10,919,236	122,483,911
Shares redeemed:
Class A	(7,315,367)	(76,819,266)	(2,187,033)	(24,464,042)
Class B	(16,193)	(168,020)	(39,783)	(444,852)
Class B – automatic conversion to Class A Shares	(41,171)	(433,961)	(8,473)	(94,370)
Class C	(135)	(1,462)	—	—
Class C2	(1,534,253)	(16,090,028)	(811,551)	(9,099,454)
Class I	(7,250,878)	(76,407,382)	(4,119,184)	(46,232,757)
	(16,157,997)	(169,920,119)	(7,166,024)	(80,335,475)
Net increase (decrease)	(6,191,765)	$(64,626,121)	3,753,212	$42,148,436

	Tennessee
	Year Ended 5/31/14		Year Ended 5/31/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,040,300	$23,472,147	4,501,342	$54,845,015
Class A – automatic conversion of Class B Shares	48,214	545,695	38,019	463,812
Class B – exchanges	36	416	—	—
Class C	131,009	1,520,371	—	—
Class C2	413,316	4,723,528	3,165,139	38,492,555
Class I	2,263,161	25,882,382	1,409,983	17,159,349
Shares issued to shareholders due to reinvestment of distributions:
Class A	787,106	9,005,723	825,077	10,074,934
Class B	773	8,776	2,354	28,746
Class C	338	3,970	—	—
Class C2	213,052	2,433,397	215,943	2,635,677
Class I	107,610	1,230,016	70,058	854,584
	6,004,915	68,826,421	10,227,915	124,554,672
Shares redeemed:
Class A	(7,660,013)	(87,533,221)	(2,590,818)	(31,615,343)
Class B	(29,908)	(347,792)	(23,195)	(283,345)
Class B – automatic conversion to Class A Shares	(48,214)	(545,695)	(38,015)	(463,812)
Class C	(115)	(1,344)	—	—
Class C2	(2,848,053)	(32,510,122)	(1,363,472)	(16,608,243)
Class I	(1,776,726)	(20,275,505)	(528,941)	(6,442,639)
	(12,363,029)	(141,213,679)	(4,544,441)	(55,413,382)
Net increase (decrease)	(6,358,114)	$(72,387,258)	5,683,474	$69,141,290

Nuveen Investments	79

Notes to Financial Statements (continued)

5. Investment Transactions

Long-term purchases and sales (including maturities) during the fiscal year ended May 31, 2014, were as follows:

	Georgia	Louisiana	North Carolina	Tennessee
Purchases	$14,565,060	$26,620,144	$28,718,739	$13,477,988
Sales and maturities	32,528,893	51,867,072	102,889,531	88,857,025

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of May 31, 2014, the cost and unrealized appreciation (depreciation) of investments in securities, as determined on a federal income tax basis, were as follows:

	Georgia	Louisiana	North Carolina	Tennessee
Cost of investments	$153,489,008	$102,433,248	$370,414,644	$399,801,335
Gross unrealized:
Appreciation	$9,348,910	$7,162,188	$31,943,882	$31,745,350
Depreciation	(1,195,703)	(383,900)	(760,580)	(1,320,434)
Net unrealized appreciation (depreciation) of investments	$8,153,207	$6,778,288	$31,183,302	$30,424,916

Permanent differences, primarily due to taxable market discount and distribution reclasses, resulted in reclassifications among the Funds’ components of net assets as of May 31, 2014, the Funds’ tax year end, as follows:

	Georgia	Louisiana	North Carolina	Tennessee
Capital paid-in	$—	$—	$—	$—
Undistributed (Over-distribution of) net investment income	(13,459)	(20,806)	(84,210)	925
Accumulated net realized gain (loss)	13,459	20,806	84,210	(925)

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of May 31, 2014, the Funds’ tax year end, were as follows:

	Georgia	Louisiana	North Carolina	Tennessee
Undistributed net tax-exempt income[1]	$637,291	$661,250	$993,442	$1,648,130
Undistributed net ordinary income[2]	25,931	—	16,802	49,213
Undistributed net long-term capital gains	—	—	—	—
[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period May 1, 2014 through May 31, 2014, and paid on June 2, 2014.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

80	Nuveen Investments

The tax character of distributions paid during the Funds’ tax years ended May 31, 2014 and May 31, 2013 was designated for purposes of the dividends paid deduction as follows:

2014	Georgia	Louisiana	North Carolina	Tennessee
Distributions from net tax-exempt income[3]	$6,139,295	$4,368,887	$14,915,162	$14,767,697
Distributions from net ordinary income[2]	—	9,012	7,594	198,244
Distributions from net long-term capital gains[4]	—	—	—	1,648,439

2013	Georgia	Louisiana	North Carolina	Tennessee
Distributions from net tax-exempt income	$6,983,401	$4,702,919	$17,078,750	$15,899,343
Distributions from net ordinary income[2]	14,561	—	166	861,622
Distributions from net long-term capital gains	—	—	—	1,913,793
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
[3]	The Funds hereby designate these amounts paid during the fiscal year ended May 31, 2014, as Exempt Interest Dividends.
[4]	The Funds designate as long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended May 31, 2014.

As of May 31, 2014, the Funds’ tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	Georgia	Louisiana	North Carolina	Tennessee
Expiration:
May 31, 2016	$—	$—	$1,256,363	$—
May 31, 2017	2,971,901	—	1,649,881	—
May 31, 2018	3,466,007	1,974,371	4,606,864	—
May 31, 2019	—	107,840	—	—
Not subject to expiration	—	1,930,424	1,310,065	2,500,550
Total	$6,437,908	$4,012,635	$8,823,173	$2,500,550

During the Fund’s tax year ended May 31, 2014, the following Fund utilized capital loss carryforwards as follows:

Georgia
Utilized capital loss carryforwards	$135,875

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The Funds have elected to defer losses as follows:

	Georgia	Louisiana	North Carolina	Tennessee
Post-October capital losses[5]	$289,633	$388,808	$1,304,556	$1,539,294
Late-year ordinary losses[6]	—	—	—	—
[5]	Capital losses incurred from November 1, 2013 through May 31, 2014, the Funds’ tax year end.
[6]	Ordinary losses incurred from January 1, 2014 through May 31, 2014 and specified losses incurred from November 1, 2013 through May 31, 2014.

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

Nuveen Investments	81

Notes to Financial Statements (continued)

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	0.3500%
For the next $125 million	0.3375
For the next $250 million	0.3250
For the next $500 million	0.3125
For the next $1 billion	0.3000
For the next $3 billion	0.2750
For net assets over $5 billion	0.2500

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of May 31, 2014, the complex-level fee rate for these Fund was 0.1657%.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the fiscal year ended May 31, 2014, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Georgia	Louisiana	North Carolina	Tennessee
Sales charges collected (Unaudited)	$98,037	$120,836	$122,062	$207,259
Paid to financial intermediaries (Unaudited)	81,141	106,314	107,903	182,587

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the fiscal year ended May 31, 2014, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Georgia	Louisiana	North Carolina	Tennessee
Commission advances (Unaudited)	$29,209	$34,008	$74,096	$94,229

82	Nuveen Investments

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C and Class C2 Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended May 31, 2014, the Distributor retained such 12b-1 fees as follows:

	Georgia	Louisiana	North Carolina	Tennessee
12b-1 fees retained (Unaudited)	$38,339	$34,466	$68,328	$129,016

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended May 31, 2014, as follows:

	Georgia	Louisiana	North Carolina	Tennessee
CDSC retained (Unaudited)	$4,072	$13,772	$21,718	$37,395

Nuveen Investments	83

Additional

Fund Information (Unaudited)

Fund Manager

Nuveen Fund Advisors, LLC

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL 60603

Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL 60606 Custodian State Street Bank & Trust Company Boston, MA 02111	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at
(800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at
(800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

84	Nuveen Investments

Glossary of Terms

Used in this Report (Unaudited)

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or fund’s duration, the more the price of the bond or Fund will change as interest rates change.

Effective Leverage (Effective Leverage Ratio): Effective leverage is investment exposure created either through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Lipper Other States Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Other States Municipal Debt Funds Classification. Shareholders should note that the performance of the Lipper Other States Average represents the overall average of returns for funds from multiple states with a wide variety of municipal market conditions, making direct comparisons less meaningful. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Pre-Refundings: Pre-Refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Nuveen Investments	85

Glossary of Terms Used in this Report (Unaudited) (continued)

Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

86	Nuveen Investments

Annual Investment Management Agreement

Approval Process (Unaudited)

I. The Approval Process

The Board of Trustees of each Fund (each, a “Board” and each Trustee, a “Board Member”), including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for over-seeing the performance of the investment adviser and the sub-adviser to the respective Fund and determining whether to approve or continue such Fund’s advisory agreement (each, an “Original Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and sub-advisory agreement (each, an “Original Sub-Advisory Agreement” and, together with the Original Investment Management Agreement, the “Original Advisory Agreements”) between the Adviser and Nuveen Asset Management, LLC (the “Sub-Adviser”). Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), each Board is required to consider the continuation of the respective Original Advisory Agreements on an annual basis. In addition, prior to its annual review, the Board Members were advised of the potential acquisition of Nuveen Investments, Inc. (“Nuveen”) by TIAA-CREF (the “Transaction”). For purposes of this section, references to “Nuveen” herein include all affiliates of Nuveen Investments, Inc. providing advisory, sub-advisory, distribution or other services to the Funds and references to the “Board” refer to the Board of each Fund. In accordance with the 1940 Act and the terms of the Original Advisory Agreements, the completion of the Transaction would terminate each of the Original Investment Management Agreements and the Original Sub-Advisory Agreements. Accordingly, at an in-person meeting held on April 30, 2014 (the “April Meeting”), the Board, including all of the Independent Board Members, performed its annual review of the Original Advisory Agreements and approved the continuation of the Original Advisory Agreements for the Funds. Furthermore, in anticipation of the termination of the Original Advisory Agreements that would occur upon the consummation of the Transaction, the Board also approved for each Fund a new advisory agreement (each, a “New Investment Management Agreement”) between the Fund and the Adviser and a new sub-advisory agreement (each, a “New Sub-Advisory Agreement” and, together with the New Investment Management Agreement, the “New Advisory Agreements”) between the Adviser and the Sub-Adviser, each on behalf of the respective Fund to be effective following the completion of the Transaction and the receipt of the requisite shareholder approval.

Leading up to the April Meeting, the Independent Board Members had several meetings and deliberations, with and without management from Nuveen present and with the advice of legal counsel, regarding the Original Advisory Agreements, the Transaction and its impact and the New Advisory Agreements. At its meeting held on February 25-27, 2014 (the “February Meeting”), the Board Members met with a senior executive representative of TIAA-CREF to discuss the proposed Transaction. At the February Meeting, the Independent Board Members also established an ad hoc committee comprised solely of the Independent Board Members to monitor and evaluate the Transaction and to keep the Independent Board Members updated with developments regarding the Transaction. On March 20, 2014, the ad hoc committee met telephonically to discuss with management of Nuveen, and separately with independent legal counsel, the terms of the proposed Transaction and its impact on, among other things: the governance structure of Nuveen; the strategic plans for Nuveen; the operations of the Nuveen funds (which include the Funds); the quality or level of services provided to the Nuveen funds; key personnel that service the Nuveen funds and/or the Board and the compensation or incentive arrangements to retain such personnel; Nuveen’s capital structure; the regulatory requirements applicable to Nuveen or fund operations; and the Nuveen funds’ fees and expenses, including the funds’ complex-wide fee arrangement. Following the meeting of the ad hoc committee, the Board met in person (two Independent Board Members participating telephonically) in an executive session on March 26, 2014 to further discuss the proposed Transaction. At the executive session, the Board met privately with independent legal counsel to review its duties with respect to reviewing advisory agreements, particularly in the context of a change of control, and to evaluate further the Transaction and its impact on the Nuveen funds, the Adviser and the Sub-Adviser (collectively, the “Fund Advisers” and each, a “Fund Adviser”) and the services provided. Representatives of Nuveen also met with the Board to update the Board Members on developments regarding the Transaction, to respond to questions and to discuss, among other things: the governance of the Fund Advisers following the Transaction; the background, culture (including with respect to regulatory and compliance matters) and resources of TIAA-CREF; the general plans and intentions of TIAA-CREF for Nuveen; the terms and conditions of the Transaction (including financing terms); any benefits or detriments the Transaction may impose on the Nuveen funds, TIAA-CREF or the Fund Advisers; the reaction from the Fund Advisers’ employees knowledgeable of the Transaction; the incentive and retention plans for key personnel of the Fund Advisers; the potential access to additional distribution platforms and economies of scale; and the impact of any additional regulatory schemes that may be applicable to the Nuveen funds given the banking and insurance businesses operated in the TIAA-CREF enterprise. As part of its review, the Board also held a separate meeting on April 15-16, 2014 to review the Nuveen funds’ investment performance and consider an analysis provided by the Adviser of each sub-adviser of the Nuveen funds (including the Sub-Adviser) and the Transaction and its implications to the Nuveen funds. During their review of the materials and discussions, the Independent Board Members presented the Adviser with questions and the Adviser responded. Further, the Independent Board Members met in an executive session with independent legal counsel on April 29, 2014 and April 30, 2014.

Nuveen Investments	87

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

In connection with their review of the Original Advisory Agreements and the New Advisory Agreements, the Independent Board Members received extensive information regarding the Funds and the Fund Advisers including, among other things: the nature, extent and quality of services provided by each Fund Adviser; the organization and operations of any Fund Adviser; the expertise and background of relevant personnel of each Fund Adviser; a review of each Fund’s performance (including performance comparisons against the performance of peer groups and appropriate benchmarks); a comparison of Fund fees and expenses relative to peers; a description and assessment of shareholder service levels for the Funds; a summary of the performance of certain service providers; a review of fund initiatives and shareholder communications; and an analysis of the Adviser’s profitability with comparisons to peers in the managed fund business. In light of the proposed Transaction, the Independent Board Members, through their independent legal counsel, also requested in writing and received additional information regarding the proposed Transaction and its impact on the provision of services by the Fund Advisers.

The Independent Board Members received, well in advance of the April Meeting, materials which responded to the request for information regarding the Transaction and its impact on Nuveen and the Nuveen funds including, among other things: the structure and terms of the Transaction; the impact of the Transaction on Nuveen, its operations and the nature, quality and level of services provided to the Nuveen funds, including, in particular, any changes to those services that the Nuveen funds may experience following the Transaction; the strategic plan for Nuveen, including any financing arrangements following the Transaction and any cost-cutting efforts that may impact services; the organizational structure of TIAA-CREF, including the governance structure of Nuveen following the Transaction; any anticipated effect on each Nuveen fund’s expense ratios (including changes to advisory and sub-advisory fees) and economies of scale that may be expected; any benefits or conflicts of interest that TIAA-CREF, Nuveen or their affiliates can expect from the Transaction; any benefits or undue burdens or other negative implications that may be imposed on the Nuveen funds as a result of the Transaction; the impact on Nuveen or the Nuveen funds as a result of being subject to additional regulatory schemes that TIAA-CREF must comply with in operating its various businesses; and the costs associated with obtaining necessary shareholder approvals and the bearer of such costs. The Independent Board Members also received a memorandum describing the applicable laws, regulations and duties in approving advisory contracts, including in conjunction with a change of control, from their independent legal counsel.

The materials and information prepared in connection with the review of the Original Advisory Agreements and New Advisory Agreements supplemented the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviewed the performance and various services provided by the Adviser and Sub-Adviser. The Board met at least quarterly as well as at other times as the need arose. At its quarterly meetings, the Board reviewed reports by the Adviser regarding, among other things, fund performance, fund expenses, premium and discount levels of closed-end funds, the performance of the investment teams and compliance, regulatory and risk management matters. In addition to regular reports, the Adviser provided special reports to the Board or a committee thereof from time to time to enhance the Board’s understanding of various topics that impact some or all the Nuveen funds (such as distribution channels, oversight of omnibus accounts and leverage management topics), to update the Board on regulatory developments impacting the investment company industry or to update the Board on the business plans or other matters impacting the Adviser. The Board also met with key investment personnel managing certain Nuveen fund portfolios during the year.

In addition, the Board has created several standing committees (the Executive Committee; the Dividend Committee; the Audit Committee; the Compliance, Risk Management and Regulatory Oversight Committee; the Nominating and Governance Committee; the Open-End Funds Committee; and the Closed-End Funds Committee). The Open-End Funds Committee and Closed-End Funds Committee are intended to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of closed-end and open-end funds. These two Committees have met prior to each quarterly Board meeting, and the Adviser provided presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

Further, the Board continued its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds and meet key investment and business personnel at least once over a multiple year rotation. In this regard, the Independent Board Members made site visits to certain equity and fixed income teams of the Sub-Adviser in September 2013 and met with the Sub-Adviser’s municipal team at the August and November 2013 quarterly meetings.

The Board considered the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Original Advisory Agreements and its review of the New Advisory Agreements. The Independent Board Members also were assisted throughout the process by independent legal counsel. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the funds are the result of many years of review and discussion between the Independent Board Members and Nuveen fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

88	Nuveen Investments

The Board considered all factors it believed relevant with respect to each Fund, including, among other things: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and the Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. With respect to the New Advisory Agreements, the Board also considered the

Transaction and its impact on the foregoing factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Original Advisory Agreements and New Advisory Agreements. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

1. The Original Advisory Agreements

In considering renewal of each Original Advisory Agreement, the Independent Board Members considered the nature, extent and quality of the respective Fund Adviser’s services, including portfolio management services (and the resulting Fund performance) and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the capability and integrity of the Adviser and its staff and the Adviser’s responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things: each Fund Adviser’s organization and business; the types of services that each Fund Adviser or its affiliates provide to each Fund; the performance record of each Fund (as described in further detail below); and any initiatives Nuveen had taken for the open-end fund product line.

In considering the services provided by the Fund Advisers, the Board recognized that the Adviser provides a myriad of investment management, administrative, compliance, oversight and other services for the Funds, and the Sub-Adviser generally provides the portfolio advisory services to the Funds under the oversight of the Adviser. The Board considered the wide range of services provided by the Adviser to the Nuveen funds beginning with developing the fund and monitoring and analyzing its performance to providing or overseeing the services necessary to support a fund’s daily operations. The Board recognized the Adviser, among other things, provides: (a) product management (such as analyzing ways to better position a fund in the marketplace, maintaining relationships to gain access to distribution platforms and setting dividends); (b) fund administration (such as preparing a fund’s tax returns, regulatory filings and shareholder communications; managing fund budgets and expenses; overseeing a fund’s various service providers; and supporting and analyzing new and existing funds); (c) Board administration (such as supporting the Board and its committees, in relevant part, by organizing and administering the Board and committee meetings and preparing the necessary reports to assist the Board in its duties); (d) compliance (such as monitoring adherence to a fund’s investment policies and procedures and applicable law; reviewing the compliance program periodically and developing new policies or updating existing compliance policies and procedures as considered necessary or appropriate; responding to regulatory requests; and overseeing compliance testing of sub-advisers); (e) legal support (such as preparing or reviewing fund registration statements, proxy statements and other necessary materials; interpreting regulatory requirements and compliance thereof; and maintaining applicable registrations); and (f) investment services (such as overseeing and reviewing sub-advisers and their investment teams; analyzing performance of the funds; overseeing investment and risk management; overseeing the daily valuation process for portfolio securities and developing and recommending valuation policies and methodologies and changes thereto; and participating in fund development, leverage management and the development of investment policies and parameters).

In its review, the Board also considered the new services, initiatives or other changes adopted since the last advisory contract review that were designed to enhance the services and support the Adviser provides to the Nuveen funds. The Board recognized that some initiatives are a multi-year process. In reviewing the activities of 2013, the Board recognized that the year reflected the Adviser’s continued focus on fund rationalization for both closed-end and open-end funds, consolidating certain funds through mergers that were designed to improve efficiencies and economies of scale for shareholders, repositioning various funds through updates in their investment policies and guidelines with the expectation of bringing greater value to shareholders, and liquidating certain funds. As in the past, the Board recognized the Adviser’s significant investment in its technology initiatives, including the continued progress toward a central repository for fund and other Nuveen product data and implementing a data system to support the risk oversight group enabling it to provide more detailed risk analysis for the Nuveen funds. The Board noted the new data system has permitted more in-depth analysis of the investment risks of the Funds and across the complex providing additional feedback and insights to the investment teams and more comprehensive risk reporting to the Board. The Adviser also conducted several workshops for the Board regarding the new data system, including explaining the risk measures being applied and their purpose. The Board also recognized the enhancements in the valuation group within the Adviser, including centralizing the fund pricing process within the valuation group, trending to more automated and expedient reviews and continuing to expand its valuation team. The Board further considered the expansion of personnel in the compliance department enhancing the collective expertise of the group, investments in additional compliance systems and the updates of various compliance policies.

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In addition to the foregoing actions, the Board also considered other initiatives related to the open-end funds, including, among other things: the continued focus on enhancing the product line through the development of new funds, including the development of alternative strategies reflecting trends in the industry; the enhanced support provided to the Board by providing comprehensive in-depth presentations to the Open-End Funds Committee; and the development of a new class of shares for certain funds.

As noted, the Adviser also oversees the Sub-Adviser who provides the portfolio advisory services to the Funds. In reviewing the portfolio advisory ser-vices provided to each Fund, the Nuveen Investment Services Oversight Team of the Adviser analyzes the performance of the Sub-Adviser and may recommend changes to the investment team or investment strategies as appropriate. In assisting the Board’s review of the Sub-Adviser, the Adviser provides a report analyzing, among other things, the Sub-Adviser’s investment team and changes thereto, organization and history, assets under management, the investment team’s philosophy and strategies in managing each Fund, developments affecting the Sub-Adviser or the Funds and their performance. In their review of the Sub-Adviser, the Independent Board Members considered, among other things, the experience and qualifications of the relevant investment personnel, their investment philosophy and strategies, the Sub-Adviser’s organization and stability, its capabilities and any initiatives taken or planned to enhance its current capabilities or support potential growth of business and, as outlined in further detail below, the performance of the Funds. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance while not providing an inappropriate incentive to take undue risks.

Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Nuveen funds’ compliance policies and procedures; the resources dedicated to compliance; the record of compliance with the policies and procedures; and Nuveen’s supervision of the Funds’ service providers. The Board recognized Nuveen’s commitment to compliance and strong commitment to a culture of compliance. Given the Adviser’s emphasis on monitoring investment risk, the Board has also appointed two Independent Board Members as point persons to review and keep the Board apprised of developments in this area and work with applicable Fund Adviser personnel.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to each Fund under the respective Original Advisory Agreement were satisfactory.

2. The New Advisory Agreements

In evaluating the nature, quality and extent of the services expected to be provided by the Fund Advisers under the New Investment Management Agreements and the New Sub-Advisory Agreements, the Board Members concluded that no diminution in the nature, quality and extent of services provided to each Fund and its shareholders by the respective Fund Advisers is expected as a result of the Transaction. In making their determination, the Independent Board Members considered, among other things: the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of each Fund Adviser; the ability of each Fund Adviser to perform its duties after the Transaction, including any changes to the level or quality of services provided to the Funds; the potential implications of any additional regulatory requirements imposed on the Fund Advisers or the Nuveen funds following the Transaction; and any anticipated changes to the investment and other practices of the Nuveen funds.

The Board noted that the terms of each New Investment Management Agreement, including the fees payable thereunder, are substantially identical to those of the Original Investment Management Agreement relating to the same Fund. Similarly, the terms of each New Sub-Advisory Agreement, including fees payable thereunder, are substantially identical to those of the Original Sub-Advisory Agreement relating to the same Fund. The Board considered that the services to be provided and the standard of care under the New Investment Management Agreements and the New Sub-Advisory Agreements are the same as the corresponding original agreements. The Board Members noted the Transaction also does not alter the allocation of responsibilities between the Adviser and the Sub-Adviser. The Sub-Adviser will continue to furnish an investment program, make investment decisions and place all orders for the purchase and sale of securities, all on behalf of each Fund and subject to oversight of the Board and the Adviser. The Board noted that TIAA-CREF did not anticipate any material changes to the advisory, sub-advisory or other services provided to the Nuveen funds as a result of the Transaction. The Independent Board Members recognized that there were not any planned “cost cutting” measures that could be expected to reduce the nature, extent or quality of services. The Independent Board Members further noted that there were currently no plans for material changes to senior personnel at Nuveen or key personnel who provide services to the Nuveen funds and the Board following the Transaction. The key personnel who have responsibility for the Nuveen funds in each area, including portfolio management, investment oversight, fund management, fund operations, product management, legal/compliance and board support functions, are expected to be the same following the Transaction, although such personnel may have additional reporting requirements to TIAA-CREF. The Board also considered the anticipated incentive plans designed to retain such key personnel. Notwithstanding the foregoing, the Board Members recognized that personnel changes may occur in the future as a result of normal business developments or personal career decisions.

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The Board Members also considered Nuveen’s proposed governance structure following the Transaction and noted that Nuveen was expected to remain a stand-alone business within the TIAA-CREF enterprise and operate relatively autonomously from the other TIAA-CREF businesses, but would receive the general support and oversight from certain TIAA-CREF functional groups (such as legal, finance, internal audit, compliance, and risk management groups). The Board recognized, however, that Nuveen may be subject to additional reporting requirements as it keeps TIAA-CREF abreast of developments affecting the Nuveen business, may be required to modify certain of its reports, policies and procedures as necessary to conform to the practices followed in the TIAA-CREF enterprise and may need to collaborate with TIAA-CREF with respect to strategic planning for its business.

In considering the implications of the Transaction, the Board Members also recognized the reputation and size of TIAA-CREF and the benefits that the Transaction may bring to the Nuveen funds and Nuveen. In this regard, the Board recognized, among other things, that the increased resources and support that may be available to Nuveen from TIAA-CREF and the improved capital structure of Nuveen Investments, Inc. (the parent of the Adviser) that would result from the significant reduction in its debt level may reinforce and enhance Nuveen’s ability to provide quality services to the Nuveen funds and to invest further into its infrastructure.

Further, with the consummation of the Transaction, the Board recognized the enhanced distribution capabilities for the Nuveen funds as the funds may gain access to TIAA-CREF’s distribution network, particularly through TIAA-CREF’s retirement platform and institutional client base. The Board also considered that investors in TIAA-CREF’s retirement platform may choose to roll their investments as they exit their retirement plans into the Nuveen funds. The Independent Board Members recognized the potential cost savings to the benefit of all shareholders of the Nuveen funds from reduced expenses as assets in the Nuveen fund complex rise pursuant to the complex-wide fee arrangement described in further detail below.

Based on their review, the Independent Board Members found that the expected nature, extent and quality of services to be provided to each Fund under its New Advisory Agreements were satisfactory and supported approval of the New Advisory Agreements.

B. The Investment Performance of the Funds and Fund Advisers

1. The Original Advisory Agreements

The Board, including the Independent Board Members, considered the performance history of each Fund over various time periods. The Board reviewed reports, including an analysis of each Fund’s performance and the applicable investment team. In considering each Fund’s performance, the Board recognized that a fund’s performance can be reviewed through various measures including the fund’s absolute return, the fund’s return compared to the performance of other peer funds and the fund’s performance compared to its respective benchmark. Accordingly, the Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) and with recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2013, as well as performance information reflecting the first quarter of 2014. This information supplemented the Nuveen fund performance information provided to the Board at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data.

•	The performance data reflects a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•	Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance.

•	The investment experience of a particular shareholder in a fund will vary depending on when such shareholder invests in such fund, the class held (if multiple classes offered in the fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

•	Open-end funds offer multiple classes and the performance of the various classes of a fund should be substantially similar on a relative basis because all of the classes are invested in the same portfolio of securities and differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class.

•

The usefulness of comparative performance data as a frame of reference to measure a fund’s performance may be limited because the Performance Peer Group, among other things, does not adequately reflect the objectives and strategies of the fund, has a different investable universe, or the composition of the peer set may be limited in size or number as well as other factors. In this regard, the Board noted that the Adviser classified the Performance Peer Groups of the Nuveen funds from highly relevant to less relevant. All of the Funds were classified with less relevant Performance Peer Groups. Therefore, the Board considered a Fund’s performance compared to its benchmark to help assess the

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Fund’s comparative performance. A fund was generally considered to have performed comparably to its benchmark if the fund’s performance was within certain thresholds compared to the performance of its benchmark and was considered to have outperformed or underperformed its benchmark if the fund’s performance was beyond these thresholds for the one- and three-year periods, subject to certain exceptions.[i] While the Board is cognizant of the relative performance of a fund’s peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the fund with its peers and/or benchmarks result in differences in performance results.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues and reviews the results of any efforts undertaken. The Board is aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser manages the fund and knowing the fund’s fee structure.

As indicated above, the Funds had Performance Peer Groups classified as less relevant and the Board considered each Fund’s performance compared to its respective benchmark. In considering the performance data, the Independent Board Members noted the following:

The Board noted that certain Funds had satisfactory performance over time compared to the performance of their benchmarks. In this regard, although Nuveen Louisiana Municipal Bond Fund underperformed its benchmark in the one-year period, it provided generally comparable performance in the three-year period and outperformed its benchmark in the five-year period. Nuveen Georgia Municipal Bond Fund provided generally comparable performance to the performance of its benchmark in the one-, three- and five-year periods.

The Board noted that Nuveen North Carolina Municipal Bond Fund (the “North Carolina Fund”) and Nuveen Tennessee Municipal Bond Fund (the “Tennessee Fund”) underperformed their respective benchmarks over the one- and three-year periods. With respect to each such Fund, the Board also noted the following:

•	Although the North Carolina Fund underperformed its benchmark in the one- and three-year periods, it provided comparable performance to its benchmark in the five-year period. Such Fund’s underperformance compared to its benchmark in 2013 was primarily due to an overweight in longer duration bonds. The Fund, however, outperformed its benchmark in the first quarter of 2014.

•	The Tennessee Fund underperformed its benchmark in the one- and three-year periods. Such Fund’s underperformance compared to its benchmark in 2013 was primarily driven by an overweight in longer duration bonds. The Fund, however, provided comparable performance to its benchmark in the first quarter of 2014.

With respect to the North Carolina Fund and the Tennessee Fund, exposure to longer duration bonds was a contributor to each Fund’s underperformance compared to its respective benchmark in the one-year period. The Board noted, however, that longer duration bonds had been additive to performance for each such Fund in the three-year period. The Board considered the market conditions, the objectives of such Funds and the investment philosophy underlying the emphasis of longer duration bonds and determined that the performance of the North Carolina Fund and the Tennessee Fund over time was satisfactory.

Based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

2. The New Advisory Agreements

With respect to the performance of each Fund, the Board considered that the portfolio investment personnel responsible for the management of the respective Fund portfolios were expected to continue to manage such portfolios following the completion of the Transaction and the investment strategies of the Funds were not expected to change as a result of the Transaction. Accordingly, the findings regarding performance outlined above for the Original Advisory Agreements are applicable to the review of the New Advisory Agreements.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund, reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fees and expenses of a comparable universe of funds provided by an independent fund data provider (the “Peer Universe”) and to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the

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peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; the timing of information used; and the differences in the states reflected in the Peer Universe or Peer Group (with respect to state municipal funds) may impact the comparative data thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. In reviewing the reports, the Board noted that the majority of the Nuveen funds were at, close to or below their peer average based on the net total expense ratio. The Independent Board Members observed that each Fund had a net management fee slightly higher than its peer average, but a net expense ratio (including fee waivers and expense reimbursements) below or in line with its peer average.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board recognized that all Nuveen funds have a sub-adviser, either affiliated or non-affiliated, and therefore the overall fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the sub-adviser. In general terms, the fee to the Adviser reflects the administrative and other services it provides to support the Nuveen fund (as described above) and, while some administrative services may occur at the sub-adviser level, the fee to the sub-adviser generally reflects the portfolio management services provided by the sub-adviser. The Independent Board Members considered the fees a Fund Adviser assesses to the Funds compared to that of other clients. With respect to municipal funds, such other clients of a Fund Adviser may include: municipal separately managed accounts and passively managed exchange traded funds (ETFs) sub-advised by the Adviser.

The Independent Board Members reviewed the nature of services provided by the Adviser, including through its affiliated sub-advisers and the average fee the affiliated sub-advisers assessed such clients as well as the range of fees assessed to the different types of separately managed accounts (such as retail, institutional or wrap accounts) to the extent applicable to the respective sub-adviser. In their review, the Independent Board Members considered the differences in the product types, including, but not limited to: the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Nuveen funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. The Independent Board Members noted that, as a general matter, higher fee levels reflect higher levels of service, increased investment management complexity, greater product management requirements and higher levels of risk or a combination of the foregoing. The Independent Board Members further noted, in particular, that the range of services provided to the Funds (as discussed above) is generally much more extensive than that provided to separately managed accounts. Many of the additional administrative services provided by the Adviser are not required for institutional clients. The Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data, an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2013 and Nuveen’s consolidated financial statements for 2013. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that two Independent Board Members served as point persons to review the profitability analysis and methodologies employed, and any changes thereto, and to keep the Board apprised of such changes. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses and profit margin compared to that of various unaffiliated management firms.

In reviewing profitability, the Independent Board Members noted the Adviser’s continued investment in its business with expenditures to, among other things, upgrade its investment technology and compliance systems and provide for additional personnel and other resources. The Independent Board Members recognized the Adviser’s continued commitment to its business should enhance the Adviser’s capacity and

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capabilities in providing the services necessary to meet the needs of the Nuveen funds as they grow or change over time. In addition, in evaluating profitability, the Independent Board Members also noted the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses and that various allocation methodologies may each be reasonable but yield different results. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available, and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, an adviser’s particular business mix, capital costs, size, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members noted the Adviser’s adjusted operating margin appears to be reasonable in relation to other investment advisers and sufficient to operate as a viable investment management firm meeting its obligations to the Nuveen funds. Based on their review, the Independent Board Members concluded that the Adviser’s level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers affiliated with Nuveen, including the Sub-Adviser, the Independent Board Members reviewed such sub-advisers’ revenues, expenses and profitability margins (pre-and post-tax) for their advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Adviser’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates receive or are expected to receive that are directly attributable to the management of a Nuveen fund. See Section E below for additional information on indirect benefits the Fund Advisers may receive as a result of its relationship with a Nuveen fund. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the Funds were reasonable.

4. The New Advisory Agreements

As noted above, the terms of the New Advisory Agreements are substantially identical to their corresponding Original Advisory Agreements. The fee schedule, including the breakpoint schedule and complex-wide fee schedule, in each New Advisory Agreement is identical to that under the corresponding Original Advisory Agreement. The Board Members also noted that Nuveen has committed for a period of two years from the date of closing the Transaction (i) not to increase contractual management fee rates for any Nuveen fund and (ii) not to raise expense cap levels for any Nuveen fund from levels currently in effect or scheduled to go into effect prior to the Transaction. This commitment shall not limit or otherwise affect mergers or liquidations of any funds in the ordinary course. Based on the information provided, the Board Members did not believe that the overall expenses would increase as a result of the Transaction. In addition, the Board Members recognized that the Nuveen funds may gain access to the retirement platform and institutional client base of TIAA-CREF, and the investors in the retirement platforms may roll their investments into one or more Nuveen funds as they exit their retirement plans. The enhanced distribution access may result in additional sales of the Nuveen funds resulting in an increase in total assets under management in the complex and a corresponding decrease in overall management fees if additional breakpoints at the fund-level or complex-wide level are met. Based on its review, the Board determined that the management fees and expenses under each New Advisory Agreement were reasonable.

Further, other than from a potential reduction in the debt level of Nuveen Investments, Inc., the Board recognized that it is difficult to predict with any degree of certainty the impact of the Transaction on Nuveen’s profitability. Given the fee schedule was not expected to change under the New Advisory Agreements, however, the Independent Board Members concluded that each Fund Adviser’s level of profitability for its advisory activities under the respective New Advisory Agreements would continue to be reasonable in light of the services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

1. The Original Advisory Agreements

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase.

In addition to fund-level advisory fee breakpoints, the Board also considered the Nuveen funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

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Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement (as applicable) were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

2. The New Advisory Agreements

As noted, the Independent Board Members recognized that the fund-level and complex-wide schedules will not change under the New Advisory Agreements. Assets in the funds advised by TIAA-CREF or its current affiliates will not be included in the complex-wide fee calculation. Nevertheless, the Nuveen funds may have access to TIAA-CREF’s retirement platform and institutional client base. The access to this distribution network may enhance the distribution of the Nuveen funds which, in turn, may lead to reductions in management and sub-advisory fees if the Nuveen funds reach additional fund-level and complex-wide breakpoint levels. Based on their review, including the considerations in the annual review of the Original Advisory Agreements, the Independent Board Members determined that the fund-level breakpoint schedules and complex-wide fee schedule continue to be appropriate and desirable in ensuring that shareholders participate in the benefits derived from economies of scale under the New Advisory Agreements.

E. Indirect Benefits

1. The Original Advisory Agreements

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of the Adviser, which include fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research that may be useful to a Fund Adviser in managing the assets of the fund and other clients. Each Fund’s portfolio transactions are allocated by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the applicable Fund’s portfolio transactions. With respect to any fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit the Funds and their shareholders to the extent the research enhances the ability of the Sub-Adviser to manage the Funds. The Independent Board Members noted that the Sub-Adviser’s profitability may be somewhat lower if it did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

2. The New Advisory Agreements

The Independent Board Members noted that, as the applicable policies and operations of the Fund Advisers with respect to the Nuveen funds were not anticipated to change significantly after the Transaction, such indirect benefits should remain after the Transaction. The Independent Board Members further noted the benefits the Transaction would provide to TIAA-CREF and Nuveen, including a larger-scale fund complex, certain shared services (noted above) and a broader range of investment capabilities, distribution capabilities and product line. Further, the Independent Board Members noted that Nuveen Investments, Inc. (the parent of the Adviser) would benefit from an improved capital structure through a reduction in its debt level.

F. Other Considerations for the New Advisory Agreements

In addition to the factors above, the Board Members also considered the following with respect to the Nuveen funds:

•	Nuveen would rely on the provisions of Section 15(f) of the 1940 Act. In this regard, to help ensure that an unfair burden is not imposed on the Nuveen funds, Nuveen has committed for a period of two years from the date of the closing of the Transaction (i) not to increase contractual management fee rates for any fund and (ii) not to raise expense cap levels for any fund from levels currently in effect or scheduled to go into effect prior to the Transaction. This commitment shall not limit or otherwise affect mergers or liquidations of any funds in the ordinary course.

•	The Nuveen funds would not incur any costs in seeking the necessary shareholder approvals for the New Investment Management Agreements or the New Sub-Advisory Agreements (except for any costs attributed to seeking shareholder approvals of fund specific matters unrelated to the Transaction, such as election of Board Members or changes to investment policies, in which case a portion of such costs will be borne by the applicable funds).

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•	The reputation, financial strength and resources of TIAA-CREF.

•	The long-term investment philosophy of TIAA-CREF and anticipated plans to grow Nuveen’s business to the benefit of the Nuveen funds.

•	The benefits to the Nuveen funds as a result of the Transaction including: (i) increased resources and support available to Nuveen as well as an improved capital structure that may reinforce and enhance the quality and level of services it provides to the funds; (ii) potential additional distribution capabilities for the funds to access new markets and customer segments through TIAA-CREF’s distribution network, including, in particular, its retirement platforms and institutional client base; and (iii) access to TIAA-CREF’s expertise and investment capabilities in additional asset classes.

G. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Original Advisory Agreement and New Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Original Advisory Agreements be renewed and the New Advisory Agreements be approved.

II. Approval of Interim Advisory Agreements

At the April Meeting, the Board Members, including the Independent Board Members, unanimously approved for each Fund an interim advisory agreement (the “Interim Investment Management Agreement”) between the respective Fund and the Adviser and an interim sub-advisory agreement (the “Interim Sub-Advisory Agreement”) between the Adviser and the Sub-Adviser. If necessary to assure continuity of advisory services, each respective Interim Investment Management Agreement and Interim Sub-Advisory Agreement will take effect upon the closing of the Transaction if shareholders have not yet approved the corresponding New Investment Management Agreement or New Sub-Advisory Agreement. The terms of each Interim Investment Management Agreement and Interim Sub-Advisory Agreement are substantially identical to those of the corresponding Original Investment Management Agreement and New Investment Management Agreement and the corresponding Original Sub-Advisory Agreement and New Sub-Advisory Agreement, respectively, except for certain term and fee escrow provisions. In light of the foregoing, the Board Members, including the Independent Board Members, unanimously determined that the scope and quality of services to be provided to the Funds under the respective Interim Investment Management Agreements and Interim Sub-Advisory Agreements are at least equivalent to the scope and quality of services provided under the applicable Original Investment Management Agreements and Original Sub-Advisory Agreements.

i The Board recognized that the Adviser considered a fund to have outperformed or underperformed its benchmark if the fund’s performance was higher or lower than the performance of the benchmark by the following thresholds: for open-end funds (+/- 100 basis points for equity funds excluding index funds; +/- 30 basis points for tax exempt fixed income funds; +/- 40 basis points for taxable fixed income funds) and for closed-end funds (assuming 30% leverage) (+/- 130 basis points for equity funds excluding index funds; +/- 39 basis points for tax exempt funds and +/- 52 basis points for taxable fixed income funds).

96	Nuveen Investments

Trustees

and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of directors of the Funds is currently set at ten. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director

Independent Trustee:
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Chairman of Miller-Valentine Partners Med, a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; owner in several other Miller-Valentine entities; Board Member of Mid-America Health System, Tech Town, Inc., a not-for-profit community development company, and WDPR Public Radio Station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	201
Robert P. Bremner 1940 333 W. Wacker Drive Chicago, IL 60606	Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	201
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Chairman, United Fire Group, a publicly held company; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	201
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	201

Nuveen Investments	97

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director
David J. Kundert 1942 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.	201
John K. Nelson 1962 333 West Wacker Drive Chicago, IL 60606	Trustee	2013	Senior external advisor to the financial services practice of Deloitte Consulting LLP (since 2012); Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	201
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since June 2013) and U.S. Endowment for Forestry and Communities (since November 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	201
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006), C2 Options Exchange, Incorporated (since 2009) Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	201
Virginia L. Stringer 1944 333 W. Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	201

98	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	201

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director

Officers of the Funds:
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	201
Margo L. Cook 1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, LLC (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	201
Lorna C. Ferguson 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	201

Nuveen Investments	99

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014), and Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Senior Vice President (2010-2011), Formerly Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Certified Public Accountant.	201
Scott S. Grace 1970 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	201
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.	201
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President of Nuveen Investment Holdings, Inc.	201
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.	201
Kathleen L. Prudhomme 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	201
Joel T. Slager 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since May, 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013); Tax Director at PricewaterhouseCoopers LLP (from 2008 to 2010).	201

100	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director
Jeffery M. Wilson 1956 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	108

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

Nuveen Investments	101

Notes

102	Nuveen Investments

Notes

Nuveen Investments	103

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed $225 billion as of March 31, 2014.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com/mf

MAN-MS5-0514D        2092-INV-YO7/15

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE AUDITOR BILLED TO THE FUNDS

Fiscal Year Ended May 31, 2014	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Georgia Municipal Bond Fund	26,244	0	0	0
Nuveen Louisiana Municipal Bond Fund	26,002	0	0	0
Nuveen North Carolina Municipal Bond Fund	27,273	0	0	0
Nuveen Tennessee Municipal Bond Fund	27,413	0	0	0

Total	$106,932	$0	$0	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Georgia Municipal Bond Fund	0%	0%	0%	0%
Nuveen Louisiana Municipal Bond Fund	0%	0%	0%	0%
Nuveen North Carolina Municipal Bond Fund	0%	0%	0%	0%
Nuveen Tennessee Municipal Bond Fund	0%	0%	0%	0%

May 31, 2013	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Georgia Municipal Bond Fund	25,381	0	600	0
Nuveen Louisiana Municipal Bond Fund	25,156	0	600	0
Nuveen North Carolina Municipal Bond Fund	26,581	0	600	0
Nuveen Tennessee Municipal Bond Fund	26,735	0	600	0

Total	$103,853	$0	$2,400	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Georgia Municipal Bond Fund	0%	0%	0%	0%
Nuveen Louisiana Municipal Bond Fund	0%	0%	0%	0%
Nuveen North Carolina Municipal Bond Fund	0%	0%	0%	0%
Nuveen Tennessee Municipal Bond Fund	0%	0%	0%	0%

Fiscal Year Ended May 31, 2014	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen MultiState Trust 3	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended May 31, 2013	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen MultiState Trust 3	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended May 31, 2014	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Georgia Municipal Bond Fund	0	0	0	0
Nuveen Louisiana Municipal Bond Fund	0	0	0	0
Nuveen North Carolina Municipal Bond Fund	0	0	0	0
Nuveen Tennessee Municipal Bond Fund	0	0	0	0

Total	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Fiscal Year Ended May 31, 2013	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Georgia Municipal Bond Fund	600	0	0	600
Nuveen Louisiana Municipal Bond Fund	600	0	0	600
Nuveen North Carolina Municipal Bond Fund	600	0	0	600
Nuveen Tennessee Municipal Bond Fund	600	0	0	600

Total	$2,400	$0	$0	$2,400

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Funds by the Funds’ independent accountant and (ii) all audit and non-audit services to be performed by the Funds’ independent accountant for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Funds. Regarding tax and research projects conducted by the independent accountant for the Funds and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Multistate Trust III

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: August 7, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: August 7, 2014

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: August 7, 2014